                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act File Number:
                                    811-5577

                             The Glenmede Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                              200 Clarendon Street
                           Boston, Massachusetts 02116
               (Address of Principal Executive Offices)(Zip Code)

                             Michael P. Malloy, Esq.
                                    Secretary
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996
                     (Name and Address of Agent for Service)

               Registrant's Telephone Number, including Area Code:
                                 1-800-442-8299

                    Date of Fiscal Year End: October 31, 2003

                   Date of Reporting Period: October 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

     (Annual Report for the period November 1, 2002 through October 31, 2003 is filed herewith)

GLENMEDE


THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS


ANNUAL REPORT

OCTOBER 31, 2003

     The performance for each of the portfolios shown on pages 4 to 14 represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost. An investment in a portfolio is neither insured nor guaranteed by the US Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank. The yields of money market funds will fluctuate as market conditions change. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

     The reports concerning the portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the portfolios in the future. These statements are based on the adviser's or sub-adviser's predictions and expectations concerning certain future events and their expected impact on the portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the portfolios. The adviser or sub-adviser, as applicable, believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

               THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS
                               PRESIDENT'S LETTER

Dear Shareholder:

     We are pleased to present the investment results of the 15th year of The Glenmede family of funds. In 1988, four portfolios were created to more efficiently manage Glenmede's International Equity, Fixed Income and cash products for Glenmede's clients. Since the inception of the Funds, small cap equity, large cap equity and municipal portfolios have been added.

     At the fiscal year end on October 31, 2003, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively the "Glenmede Funds") consisted of eleven portfolios with total assets of $3.3 billion. These included two international portfolios, International and Institutional International, which are sub-advised and advised respectively by Philadelphia International Advisors LP ("PIA"). The Glenmede Trust Company formed the PIA partnership with members of their International Equity team on January 1, 2002 to allow them to focus entirely on the International Equity products. These portfolios account for 46% of the Glenmede Funds family assets as of October 31, 2003.

     All of the Glenmede Funds, other than the money market funds, are managed to seek long-term total returns consistent with reasonable risk to principal for their asset category. Efforts are made to keep expenses at competitive levels. All of the internally managed portfolios use a quantitative style of investing.

     It appears to us that the three-year bear market in domestic and international stocks that began in March of 2000 ended in the second half of this fiscal year. The S&P 500 Index returned 20.79% for the fiscal year ended October 31, 2003 as compared to -12.18% annualized for the three-year period ended October 31, 2002. The NASDAQ Composite Index(1) fared even better returning 44.82% for the fiscal year ended October 31, 2003 versus -23.57% for the three year period ended October 31, 2002. The MSCI EAFE Index performed better than domestic large cap stocks for the fiscal year returning 27.03%. Small cap growth stocks outperformed small cap value stocks resulting in better returns for the Glenmede Small Capitalization Growth Portfolio. The Small Capitalization Growth portfolio returned 41.48% for the fiscal year ended October 31, 2003 compared to the Glenmede Small Cap Equity Portfolio-Adviser Class which returned 34.23% for the fiscal year.(2) I hope that you will find the following highlight of the Glenmede Small Cap Equity Portfolio interesting.

     The Federal Reserve attempted to stimulate a soft economy by lowering short-term interest rates. There were two decreases in the Fed Funds Target rate, from 1.75% to 1.00% during the fiscal year ended October 31, 2003. The yield curve continued to steepen during the period with three-month bills dropping 50 basis points in yield and the 30-year Treasury bond rising 15 basis points. Correlating with stronger equity markets, corporate bonds were the best performing sector resulting in the Lehman US Credit Index(3) returning 10.57% versus the return on the Lehman MBS Fixed Rate Index(4) of 2.75% and the return on the Lehman US Government Bond Index(5) of 2.90%. The Glenmede Core Fixed Income Portfolio achieved a four star (****) Morningstar Overall Rating(TM) among 626 Intermediate-term Bond funds for the period ended October 31, 2003 (based on risk-adjusted returns)(6). The Morningstar Overall

Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metric.

     We welcome any questions about the Glenmede Funds and thank our clients for their continued support.

                                        Sincerely,

                                        /s/ Mary Ann B. Wirts

                                        Mary Ann B. Wirts
                                        PRESIDENT

November 26, 2003
----------
(1) The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market, including over 5000 companies

(2) MUTUAL FUND INVESTING INVOLVES RISKS. PRINCIPAL LOSS IS POSSIBLE. The International and Institutional International Portfolios invest in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods. The Small Cap Equity Portfolios invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility. The Small Capitalization Growth Portfolio invests in Growth Stocks, which may be more sensitive to changes in current or expected earnings than the values of other stocks. Please refer to Portfolio Highlights of the Annual Report for additional performance information.

(3) The Lehman Brothers US Credit Index measures the performance of a large group of high-quality corporate bonds with maturities greater than one year.

(4) The Lehman Brothers MBS Fixed Rate Index, an unmanaged index measuring the performance of mortgage-backed pass-through securities of Ginnie Mae
     (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). This index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

(5) The Lehman Brothers US Government Bond Index is an unmanaged total return index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal agencies, and corporate debt guaranteed by the U.S. government.

(6) (C)2003 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

     For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating, (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages). The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. The Core Fixed Income Portfolio was rated against the following numbers of U.S.-domiciled Intermediate-term Bond funds over the following time periods: 626 funds overall, 626 funds in the last three years, 502 funds in the last five years, and 212 funds in the last ten years. With respect to these Intermediate-term Bond funds, the Core Fixed Income Portfolio received an Overall Morningstar Rating(TM) of **** stars and a Morningstar Rating(TM) of **** stars, **** stars and **** stars for the three-, five- and ten-year periods, respectively. Past performance is no guarantee of future results.

     The Glenmede Fund, Inc. and the Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/03.

                             THE GLENMEDE FUND, INC.

                                   INSIDE THE
                           SMALL CAP EQUITY PORTFOLIO

[PHOTO OF ROBERT J. MANCUSO CHRISTOPHER J. COLARIK]

     Introduced at Glenmede in 1991, small cap investing is led by Robert J. Mancuso, CFA, who joined Glenmede in 1992 and became the head of the small cap team the next year. Bob has over 20 years of portfolio management experience and became the portfolio manager to the Glenmede Small Cap Equity Portfolio in 1996. Christopher J. Colarik joined Glenmede in 1997, and became a small cap portfolio manager in 2002. Two senior portfolio managers, a team of six fundamental analysts, three quantitative analysts and three senior equity traders make up the small cap team.

     Glenmede's approach to small cap investing is long term. We believe a portfolio of companies with traditional value characteristics and positive company-specific catalysts can provide competitive long-term performance. In following this philosophy, Glenmede stresses the following three principles:

     - DISCIPLINE. Systematic and disciplined application of our investment process in an effort to achieve enhanced returns.

     - ATTRACTIVE RISK CHARACTERISTICS. Diversification across sectors, industries and individual securities combined with an emphasis on quality, give this Portfolio attractive risk characteristics.

     - CATALYSTS. Company-specific catalysts signaling improvement in a company's prospects and positive change in investor expectations potentially lead to enhanced returns.

     We believe the small cap team's success is the result of adhering to the investment guidelines above. In addition, the Portfolio is fully invested at all times, with no intent to time the market. Fundamental analysis of the individual stocks in the Portfolio is an important component when making buy/sell decisions. The goal is to improve returns while reducing risk.

                            GOVERNMENT CASH PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2003

                           AVERAGE ANNUAL TOTAL RETURN

                                                                     iMONEYNET'S
                                                                     GOVERNMENT
GOVERNMENT CASH PORTFOLIO                                           ALL AVERAGE(1)
------------------------------                                  --------------------
Year ended 10/31/03                                   1.15%           0.70%
Five Years ended 10/31/03                             3.80%           3.31%
Ten Years ended 10/31/03                              4.53%           4.03%
Inception (11/7/88) through 10/31/03                  5.12%           4.60%

                                   7-DAY(2)            7-DAY(2)
GOVERNMENT CASH PORTFOLIO       CURRENT YIELD      EFFECTIVE YIELD
-------------------------       -------------      ---------------
As of 10/31/03                       0.95%              0.95%

     During the past fiscal year, the Government Cash Portfolio outperformed the iMoneyNet's Government All Average1 due to its use of overnight and term mortgage-backed securities repurchase agreements. This strategy enhanced the yield while maintaining a high quality diversified portfolio of money market instruments.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                          GOVERNMENT CASH PORTFOLIO VS.
                       iMONEYNET'S GOVERNMENT ALL AVERAGE(1)
                            11/7/88 THROUGH 10/31/03

             GLENMEDE GOVERNMENT          iMONEYNET'S GOVERNMENT
               CASH PORTFOLIO*                ALL AVERAGE*(1)
Nov-1988         $  10,000                     $  10,000
Oct-1989         $  10,927                     $  10,809
Oct-1990         $  11,846                     $  11,667
Oct-1991         $  12,627                     $  12,382
Oct-1992         $  13,156                     $  12,842
Oct-1993         $  13,575                     $  13,196
Oct-1994         $  14,091                     $  13,640
Oct-1995         $  14,918                     $  14,373
Oct-1996         $  15,733                     $  15,092
Oct-1997         $  16,603                     $  15,852
Oct-1998         $  17,537                     $  16,656
Oct-1999         $  18,413                     $  17,405
Oct-2000         $  19,546                     $  18,384
Oct-2001         $  20,495                     $  19,182
Oct-2002         $  20,894                     $  19,454
Oct-2003         $  21,134                     $  19,590

                  * Assumes the reinvestment of all dividends.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) iMoneyNet's Government All Average is comprised of money market funds investing in U.S. treasury securities and government agency obligations. It is not possible to invest directly in an index. Benchmark return is for the period beginning November 30, 1988.

(2) "Current Yield", also referred to as the "SEC Yield", refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

                            TAX-EXEMPT CASH PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2003

                           AVERAGE ANNUAL TOTAL RETURN

                                                                    iMONEYNET'S
                                                                  NATIONAL RETAIL
TAX-EXEMPT CASH PORTFOLIO                                      TAX-FREE AVERAGE(TM)(1)
-------------------------                                    ---------------------------
Year ended 10/31/03                                   0.88%             0.50%
Five Years ended 10/31/03                             2.39%             1.98%
Ten Years ended 10/31/03                              2.84%             2.43%
Inception (11/10/88) through 10/31/03                 3.40%             2.98%

                                    7-DAY                 7-DAY
TAX-EXEMPT CASH PORTFOLIO      CURRENT YIELD(2)     EFFECTIVE YIELD(2)
-------------------------      -------------        ---------------
As of 10/31/03                       0.85%             0.86%

     The Tax-Exempt Cash Portfolio has outperformed iMoneyNet's National Retail Tax-Free Average(TM) in all of the periods shown above. During the past fiscal year, the strategy of maintaining a shorter average maturity, which increases yield when rates rise or when there is a greater supply of short-term securities, combined with a low expense ratio has resulted in good relative performance.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                          TAX-EXEMPT CASH PORTFOLIO VS.
                iMONEYNET'S NATIONAL RETAIL TAX-FREE AVERAGE(TM)(1)
                            11/10/88 THROUGH 10/31/03

              GLENMEDE TAX-EXEMPT             iMONEYNET'S TAX-FREE NATIONAL
              CASH PORTFOLIO*                 RETAIL AVERAGE(TM)*(1)
Nov-1988                $  10,000                                 $  10,000
Oct-1989                $  10,627                                 $  10,510
Oct-1990                $  11,249                                 $  11,103
Oct-1991                $  11,792                                 $  11,623
Oct-1992                $  12,183                                 $  11,980
Oct-1993                $  12,469                                 $  12,235
Oct-1994                $  12,776                                 $  12,503
Oct-1995                $  13,257                                 $  12,925
Oct-1996                $  13,710                                 $  13,331
Oct-1997                $  14,184                                 $  13,755
Oct-1998                $  14,667                                 $  14,190
Oct-1999                $  15,111                                 $  14,579
Oct-2000                $  15,697                                 $  15,088
Oct-2001                $  16,159                                 $  15,492
Oct-2002                $  16,361                                 $  15,635
Oct-2003                $  16,506                                 $  15,713

         * Assumes the reinvestment of all dividends and distributions.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

(1) iMoneyNet's National Retail Tax-Free Average (TM) is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax. It is not possible to invest directly in an index. Benchmark return is for the period beginning November 30, 1988.

(2) "Current Yield", also referred to as the "SEC Yield", refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

                           CORE FIXED INCOME PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2003


                           AVERAGE ANNUAL TOTAL RETURN

                                               LEHMAN BROTHERS        LIPPER
                                                  AGGREGATE        INTERMEDIATE
                                                     BOND         US GOVERNMENT
CORE FIXED INCOME PORTFOLIO                         INDEX(1)      FUND INDEX*(1)
---------------------------                    ---------------    --------------
Year ended 10/31/03                    3.26%         4.91%             2.68%
Five Years ended 10/31/03              6.22%         6.54%             5.72%
Ten Years ended 10/31/03               6.33%         6.78%             5.83%
Inception (11/17/88) through 10/31/03  7.82%         8.23%             N/A

     The Core Fixed Income Portfolio returned 3.26% for the year ended October 31, 2003, underperforming the Lehman Brothers Aggregate Bond Index and outperforming the Lipper Intermediate US Government Fund Index. The Portfolio's underperformance versus the Lehman Brothers Aggregate Bond Index can be attributed to an underweight in lower tier quality corporate securities. The Portfolio does not invest below single A quality corporate securities. We believe the BBB corporate sector of the Lehman Aggregate Index performed extremely well in the face of improving corporate earnings, ongoing consumer spending, and a gradual economic recovery. The Portfolio seeks to add value utilizing sector and security selection while maintaining market neutral interest rate risk.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                         CORE FIXED INCOME PORTFOLIO VS.
                    LEHMAN BROTHERS AGGREGATE BOND INDEX AND
                  LIPPER INTERMEDIATE US GOVERNMENT FUND INDEX*
                            11/17/88 THROUGH 10/31/03

             GLENMEDE CORE FIXED              INDEX: LEHMAN BROTHERS               INDEX: LIPPER INTERMEDIATE US
            INCOME PORTFOLIO*,**             AGGREGATE BOND INDEX*,**                GOVERNMENT FUND INDEX*,**
Nov-1988               $  10,000                            $  10,000                                  $  10,000
Oct-1989               $  11,120                            $  11,190                                  $  11,284
Oct-1990               $  12,045                            $  11,896                                  $  10,515
Oct-1991               $  13,821                            $  13,777                                  $  11,937
Oct-1992               $  15,112                            $  15,132                                  $  13,006
Oct-1993               $  16,682                            $  16,928                                  $  14,306
Oct-1994               $  16,177                            $  16,307                                  $  13,746
Oct-1995               $  18,128                            $  18,859                                  $  15,485
Oct-1996               $  19,194                            $  19,961                                  $  16,242
Oct-1997               $  20,850                            $  21,735                                  $  17,531
Oct-1998               $  22,793                            $  23,762                                  $  19,092
Oct-1999               $  23,001                            $  23,887                                  $  19,021
Oct-2000               $  24,426                            $  25,630                                  $  20,310
Oct-2001               $  28,111                            $  29,360                                  $  23,205
Oct-2002               $  29,849                            $  31,090                                  $  24,565
Oct-2003               $  30,822                            $  32,615                                  $  25,224

* Index commenced 12/31/89. The Index starts at $11,284, which is the value of the fund in the graph on this date. Thus comparison to the Fund's inception is not provided.

**   Assumes the reinvestment of all dividends and distributions.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, Mortgage Backed Securities Index, and Asset Backed Securities Index. The Lipper Intermediate U.S. Government Fund Index is comprised of the 30 largest funds in the Lipper Intermediate U.S. Government Fund classification. This classification consists of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years. Total return consists of price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced by market capitalization each month. It is not possible to invest directly in an index.
     Benchmark returns are for the periods beginning November 30, 1988 for Lehman Brothers Aggregate Bond Index and December 31, 1989 for Lipper Intermediate US Government Fund Index.

                           STRATEGIC EQUITY PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2003


                          AVERAGE ANNUAL TOTAL RETURN

                                                       DOW JONES IND.     S&P 500      LIPPER LARGE CAP
                                                         MONTHLY           STOCK          CORE FUND
STRATEGIC EQUITY PORTFOLIO                              REINVESTED(1)     INDEX(1)      INDEX(1)
--------------------------                            ---------------     --------     ----------------
Year ended 10/31/03                    12.43%             19.47%           20.79%           16.86%
Five Years ended 10/31/03              (0.32)%             4.59%            0.53%            0.25%
Ten Years ended 10/31/03                8.76%             12.58%           10.41%            8.74%
Inception (07/20/89) through 10/31/03   9.27%             12.50%           10.71%            9.39%

     During the year the Strategic Equity Portfolio underperformed both the S&P 500 Benchmark and its peer group. The Portfolio invests in companies that we believe are high quality with good growth prospects. It appears to us that these companies participated in the U.S. stock market's recovery but lagged as lower quality companies with marginal profitability characteristics received a substantial boost from the country's return to economic health.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
               STRATEGIC EQUITY PORTFOLIO VS. S&P 500 STOCK INDEX,
        DOW JONES INDUSTRIAL AVERAGE AND LIPPER LARGE CAP CORE FUND INDEX
                            7/20/89 THROUGH 10/31/03

             GLENMEDE STRATEGIC                 DOW JONES              INDEX: S&P 500         INDEX: LIPPER LARGE CAP
             EQUITY PORTFOLIO*             INDUSTRIAL AVERAGE*          STOCK INDEX*              CORE FUND INDEX*
Jul-1989              $  10,000                       $ 10,000               $ 10,000                        $ 10,000
Oct-1989              $  10,127                       $ 10,042               $  9,918                        $  9,984
Oct-1990              $   8,978                       $  9,633               $  9,177                        $  9,163
Oct-1991              $  12,103                       $ 12,519               $ 12,250                        $ 12,274
Oct-1992              $  13,146                       $ 13,566               $ 13,470                        $ 13,348
Oct-1993              $  15,329                       $ 15,930               $ 15,483                        $ 15,574
Oct-1994              $  15,514                       $ 17,387               $ 16,081                        $ 15,930
Oct-1995              $  19,203                       $ 21,729               $ 20,333                        $ 19,376
Oct-1996              $  24,705                       $ 28,194               $ 25,233                        $ 23,433
Oct-1997              $  33,696                       $ 35,464               $ 33,336                        $ 30,101
Oct-1998              $  36,054                       $ 41,677               $ 40,667                        $ 35,558
Oct-1999              $  44,664                       $ 52,923               $ 51,105                        $ 43,880
Oct-2000              $  48,456                       $ 54,950               $ 54,218                        $ 48,108
Oct-2001              $  37,224                       $ 46,262               $ 40,546                        $ 35,926
Oct-2002              $  31,564                       $ 43,664               $ 34,396                        $ 30,812
Oct-2003              $  35,487                       $ 52,021               $ 41,545                        $ 36,008

    * Assumes the reinvestment of all dividends and distributions, excluding withholding tax.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks. The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends, and substitutions of stock. The Lipper Large Cap Core Fund Index is comprised of the 30 largest mutual funds in the Lipper Large Cap Core Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.
     Benchmark returns are for the period beginning July 31, 1989.

                           SMALL CAP EQUITY PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2003

                           AVERAGE ANNUAL TOTAL RETURN

                                                                                           LIPPER SMALL
                                                      RUSSELL 2000         S&P 500        CAPITALIZATION
                                                     STOCK INDEX(1)     STOCK INDEX(1)     CORE INDEX*(1)
                                                     --------------     --------------    ---------------
Small Cap Equity Portfolio -
  ADVISOR CLASS
Year ended 10/31/03                        34.23%        43.37%              20.79%             35.19%
Five Years ended 10/31/03                   9.82%         8.34%               0.53%             10.55%
Ten Years ended 10/31/03                   10.54%         8.87%              10.41%             10.46%
Inception (03/01/91) through 10/31/03      11.94%        11.43%              10.79%               N/A
Small Cap Equity Portfolio -
  INSTITUTIONAL CLASS
Year ended 10/31/03                        34.50%        43.37%              20.79%             35.19%
Five Years ended 10/31/03                  10.05%         8.34%               0.53%             10.55%
Inception (01/02/98) through 10/31/03(2)   12.04%        11.43%              10.79%               N/A

     The Small Cap Equity Portfolio has had good absolute returns, however it lagged the return of the Russell 2000 Stock index for the fiscal year ended October 31, 2003. The Portfolio uses a proprietary ranking process where earnings and other traditional value metrics are emphasized. It appears to us that the stocks that have outperformed this year were those with little to no earnings.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
        SMALL CAP EQUITY PORTFOLIO ADVISOR CLASS VS. S&P 500 STOCK INDEX,
       RUSSELL 2000 STOCK INDEX AND LIPPER SMALL CAPITALIZATION CORE INDEX
                             3/1/91 THROUGH 10/31/03

                    GLENMEDE SMALL CAP              INDEX: S&P 500       INDEX: RUSSELL 2000   INDEX: LIPPER SMALL CAPITALIZATION
            EQUITY PORTFOLIO ADVISOR CLASS*,**      STOCK INDEX*,**        STOCK INDEX*,**               CORE INDEX*,**
Mar-1991                              $ 10,000             $ 10,000                 $ 10,000                             $ 10,000
Oct-1991                              $ 11,184             $ 10,828                 $ 11,610                             $ 11,371
Oct-1992                              $ 11,443             $ 11,906                 $ 12,712                             $ 10,358
Oct-1993                              $ 15,318             $ 13,679                 $ 16,832                             $ 12,967
Oct-1994                              $ 15,754             $ 14,203                 $ 16,772                             $ 13,259
Oct-1995                              $ 19,086             $ 17,951                 $ 19,850                             $ 16,009
Oct-1996                              $ 22,563             $ 22,274                 $ 23,146                             $ 19,186
Oct-1997                              $ 31,993             $ 29,402                 $ 29,935                             $ 25,076
Oct-1998                              $ 26,124             $ 35,872                 $ 26,390                             $ 21,237
Oct-1999                              $ 26,040             $ 45,079                 $ 30,314                             $ 24,283
Oct-2000                              $ 31,621             $ 47,822                 $ 35,590                             $ 30,998
Oct-2001                              $ 32,837             $ 35,758                 $ 31,071                             $ 28,531
Oct-2002                              $ 31,090             $ 30,334                 $ 27,476                             $ 25,934
Oct-2003                              $ 41,731             $ 36,640                 $ 39,391                             $ 35,059

* Index commenced 12/31/91. The Index starts at $11,371, which is the value of the fund in the graph on this date. Thus Fund inception comparisons are not provided.

**   Assumes the reinvestment of all dividends and distributions.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE OF THE INSTITUTIONAL SHARES WILL VARY FROM THE ADVISOR SHARES DUE TO DIFFERENCES IN FEES.

(1) The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Russell 2000 Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Lipper Small Capitalization Core Index is comprised of the 30 largest funds in the Lipper Small Capitalization Core funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.

(2) Average annual total return for the Institutional Shares includes the period from 03/01/91 through 10/31/03. Prior to the inception of the Institutional Shares on 01/02/98, performance for the Institutional Shares is based on the average annual total return of the Advisor Shares. Benchmark returns for the Russell 2000 Stock Index and the S&P 500 Stock Index are for the period beginning February 28, 1991.

                            LARGE CAP VALUE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2003


                           AVERAGE ANNUAL TOTAL RETURN

                                                                                         LIPPER
                                                     RUSSELL 1000      S&P 500          LARGE-CAP
LARGE CAP VALUE PORTFOLIO                           VALUE INDEX(1)   STOCK INDEX(1)    VALUE INDEX(1)
-------------------------                           --------------   --------------    --------------
Year ended 10/31/03                        18.01%        22.28%          20.79%            20.57%
Five Years ended 10/31/03                   2.77%         3.68%           0.53%             1.53%
Ten Years ended 10/31/03                    8.24%        11.04%          10.41%             9.32%
Inception (01/04/93) through 10/31/03       9.67%        11.89%          10.52%             9.79%

     The Large Cap Value process focuses on attractive valuations and improving fundamentals and seeks not only positive earnings but also quality earnings. The investment discipline leads to strong franchises that have free cash flow and pay dividends. The Portfolio returned 18.01%, but underperformed the Russell 1000 Value Index for the fiscal year ended October 31, 2003 because outperformance has come from smaller companies with negative earnings and low return on equities. Although the Portfolio was marketweight technology throughout the year, our value oriented/dividend paying technology stocks did not keep pace with some of the more volatile/higher valued stocks in the sector. Our stock selection emphasized companies maintaining pricing power and strong earnings trends.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
               LARGE CAP VALUE PORTFOLIO VS. S&P 500 STOCK INDEX,
            RUSSELL 1000 VALUE INDEX AND LIPPER MULTI-CAP VALUE INDEX
                             1/4/93 THROUGH 10/31/03

             GLENMEDE LARGE CAP          INDEX: S&P 500        INDEX: RUSSELL 1000          INDEX: LIPPER LARGE CAP
              VALUE PORTFOLIO*            STOCK INDEX*            VALUE INDEX*                    VALUE INDEX*
Jan-1993               $ 10,000                $ 10,000                   $ 10,000                         $ 10,000
Oct-1993               $ 12,305                $ 11,023                   $ 11,836                         $ 11,269
Oct-1994               $ 12,194                $ 11,445                   $ 11,927                         $ 11,624
Oct-1995               $ 14,145                $ 14,465                   $ 14,871                         $ 14,259
Oct-1996               $ 16,569                $ 17,948                   $ 18,401                         $ 17,372
Oct-1997               $ 22,625                $ 23,693                   $ 24,507                         $ 22,508
Oct-1998               $ 23,705                $ 28,906                   $ 28,141                         $ 25,468
Oct-1999               $ 28,348                $ 36,325                   $ 32,791                         $ 29,773
Oct-2000               $ 28,431                $ 38,535                   $ 34,600                         $ 31,536
Oct-2001               $ 24,932                $ 28,815                   $ 30,498                         $ 26,581
Oct-2002               $ 23,027                $ 24,445                   $ 27,441                         $ 22,787
Oct-2003               $ 27,173                $ 29,526                   $ 33,718                         $ 27,476

         * Assumes the reinvestment of all dividends and distributions.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Russell 1000 Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000 Index with a less than average growth orientation. The Lipper Large Cap Value Index is comprised of the 30 largest mutual funds within in the Lipper Large Cap Value funds classification. This classification consists of funds that normally invest between 25% to 75% of their assets in companies with market capitalizations above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It is not possible to invest directly in an index.

     Lipper recently changed the way it classifies mutual funds. As a result of this reclassification, the Large Cap Value Portfolio is now part of the Lipper Large Cap Value Index. Previously, the Portfolio was part of the Lipper Multi Cap Value Index.
     Benchmark returns are for the period beginning December 31, 1992.

                             INTERNATIONAL PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

                                OCTOBER 31, 2003

                           AVERAGE ANNUAL TOTAL RETURN

                                                                          LIPPER
                                                   MORGAN STANLEY     INTERNATIONAL
INTERNATIONAL PORTFOLIO                             EAFE INDEX(1)      FUND INDEX(1)
-----------------------                            --------------     --------------
Year ended 10/31/03                        22.89%       27.03%             26.55%
Five Years ended 10/31/03                   2.61%       (0.22)%             1.88%
Ten Years ended 10/31/03                    6.75%        3.23%              4.99%
Inception (11/17/88) through 10/31/03       8.24%        3.21%              6.38%

     The International Portfolio underperfomed the Morgan Stanley EAFE index over the past twelve months. The Portfolio's investment approach favors stocks with low relative valuations and attractive relative yields and profitability. While we believe that this approach has worked well over the long term, stocks with higher valuations and lower profitability, particularly in Japan, have outperformed the market as a whole during the fiscal year. Favorable security selection has been a primary driver for the enhanced comparative results of the longer time periods.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
              INTERNATIONAL PORTFOLIO VS. MORGAN STANLEY EAFE INDEX
                       AND LIPPER INTERNATIONAL FUND INDEX
                            11/17/88 THROUGH 10/31/03

             GLENMEDE INTERNATIONAL               INDEX: MORGAN STANLEY             INDEX: LIPPER INTERNATIONAL
             PORTFOLIO*                           EAFE INDEX*                       FUND INDEX*
Nov-1988                   $ 10,000                            $ 10,000                                $ 10,000
Oct-1989                   $ 11,207                            $ 10,481                                $ 11,143
Oct-1990                   $ 11,685                            $  9,137                                $ 11,100
Oct-1991                   $ 13,101                            $  9,772                                $ 12,029
Oct-1992                   $ 12,743                            $  8,481                                $ 11,420
Oct-1993                   $ 17,007                            $ 11,657                                $ 15,310
Oct-1994                   $ 19,433                            $ 12,834                                $ 17,072
Oct-1995                   $ 20,254                            $ 12,787                                $ 16,991
Oct-1996                   $ 22,982                            $ 14,125                                $ 19,136
Oct-1997                   $ 26,739                            $ 14,779                                $ 21,695
Oct-1998                   $ 28,729                            $ 16,205                                $ 22,702
Oct-1999                   $ 35,811                            $ 19,937                                $ 27,933
Oct-2000                   $ 34,486                            $ 19,360                                $ 28,897
Oct-2001                   $ 28,850                            $ 14,533                                $ 21,941
Oct-2002                   $ 26,593                            $ 12,613                                $ 19,690
Oct-2003                   $ 32,680                            $ 16,023                                $ 24,918

     * Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1) The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East. The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund classification. This classification consists of funds that invest in securities whose primary trading markets are outside the United States. It is not possible to invest directly in an index.
     Benchmark returns are for the period beginning November 30, 1988.

                      INSTITUTIONAL INTERNATIONAL PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2003

                           AVERAGE ANNUAL TOTAL RETURN

                                                  MORGAN STANLEY          LIPPER
                                                      EAFE             INTERNATIONAL
INSTITUTIONAL INTERNATIONAL PORTFOLIO                INDEX(1)          FUND INDEX(1)
-------------------------------------             --------------       -------------
Year ended 10/31/03                        21.32%      27.03%              26.55%
Five Years ended 10/31/03                   1.07%      (0.22)%              1.88%
Ten Years ended 10/31/03                    5.52%       3.23%               4.99%
Inception (08/01/92) through 10/31/03       6.99%       5.69%               6.74%

     During the past fiscal year, the Institutional International Portfolio underperfomed the Morgan Stanley EAFE index due primarily to a rally in stocks characterized by high valuations and low profitability. The Portfolio's investment approach favors stocks with low relative valuations and attractive relative yields and profitability. We believe that this approach has worked well over the long term; however, with favorable security selection as a primary driver for the enhanced comparative results of the longer time periods.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
     INSTITUTIONAL INTERNATIONAL PORTFOLIO VS. MORGAN STANLEY EAFE INDEX AND
                         LIPPER INTERNATIONAL FUND INDEX
                             8/1/92 THROUGH 10/31/03

                 GLENMEDE INSTITUTIONAL            INDEX: MORGAN STANLEY          INDEX: LIPPER INTERNATIONAL
                 INTERNATIONAL PORTFOLIO*          EAFE INDEX*                    FUND INDEX*
Aug-1992                         $ 10,000                       $ 10,000                             $ 10,000
Oct-1992                         $  9,440                       $  9,871                             $  9,544
Oct-1993                         $ 12,493                       $ 13,569                             $ 12,794
Oct-1994                         $ 14,240                       $ 14,937                             $ 14,266
Oct-1995                         $ 14,294                       $ 14,883                             $ 14,200
Oct-1996                         $ 16,361                       $ 16,442                             $ 15,991
Oct-1997                         $ 18,903                       $ 17,202                             $ 18,130
Oct-1998                         $ 20,276                       $ 18,858                             $ 18,972
Oct-1999                         $ 24,934                       $ 23,200                             $ 23,343
Oct-2000                         $ 23,470                       $ 22,532                             $ 24,149
Oct-2001                         $ 19,375                       $ 16,916                             $ 18,331
Oct-2002                         $ 17,628                       $ 14,681                             $ 16,451
Oct-2003                         $ 21,386                       $ 18,650                             $ 20,819

     * Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1) The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East. The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund classification. This classification consists of funds that invest in securities whose primary trading markets are outside the United States. It is not possible to invest directly in an index.
     Benchmark returns are for the period beginning July 31, 1992.

                      SMALL CAPITALIZATION GROWTH PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2003

                           AVERAGE ANNUAL TOTAL RETURN

                                                    RUSSELL 2000      LIPPER SMALL CAP
SMALL CAPITALIZATION GROWTH PORTFOLIO              GROWTH INDEX(1)     GROWTH INDEX(1)
-------------------------------------              ---------------    ----------------
Year ended 10/31/03                         41.48%      46.55%             42.41%
Inception (12/29/99) through 10/31/03      (14.16)%     (8.34)%            (5.23)%

     This dual sub-advised Portfolio seeks to strike a balance, with one manager seeking to provide risk mitigation by furnishing the Portfolio with a foundation of small cap stocks and the other manager seeking to add value with its small cap stock selection. The latter manager was replaced by another manager, with similar style, as sub-advisor on August 1, 2003.

     The Small Cap Growth Portfolio trailed its benchmark for the one year ended October 31, 2003. We believe that this underperformance is attributable to the manager transition and the conservative posture of both managers, relative to the benchmark and the small cap growth universe, during the final fiscal quarter. The retained manager's valuation process and the new manager's stock selection led to the underperformance for the period.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
       SMALL CAPITALIZATION GROWTH PORTFOLIO VS. RUSSELL 2000 GROWTH INDEX
                    AND LIPPER SMALL CAP GROWTH AVERAGE INDEX
                            12/29/99 THROUGH 10/31/03

              GLENMEDE SMALL CAPITALIZATION       INDEX: RUSSELL 2000      INDEX: LIPPER SMALL CAP
              GROWTH PORTFOLIO*                   GROWTH INDEX*            GROWTH INDEX*
Dec-1999                           $ 10,000                  $ 10,000                     $ 10,000
Jan-2000                           $  9,760                  $  9,907                     $  9,896
Apr-2000                           $  8,650                  $  9,825                     $ 10,333
Jul-2000                           $  9,350                  $  9,255                     $ 10,434
Oct-2000                           $  9,220                  $  8,931                     $ 10,159
Jan-2001                           $  7,980                  $  8,536                     $  9,454
Apr-2001                           $  6,690                  $  7,516                     $  8,247
Jul-2001                           $  6,480                  $  7,226                     $  8,200
Oct-2001                           $  5,040                  $  6,228                     $  6,987
Oct-2002                           $  3,930                  $  4,885                     $  5,714
Oct-2003                           $  5,560                  $  7,159                     $  8,137

         * Assumes the reinvestment of all dividends and distributions.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT TAXES THAT THE SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1) The Russell 2000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 2000 Index with greater than average growth orientation. The Lipper Small Cap Growth Index is comprised of the 30 largest funds in the Lipper Small Cap Growth funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.
     Benchmark returns are for the period beginning December 31, 1999.

                           MUNI INTERMEDIATE PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2003

                           AVERAGE ANNUAL TOTAL RETURN

                                                  LEHMAN BROTHERS    LIPPER INTERMEDIATE          LEHMAN
                                                    MUNI 5-YEAR          MUNICIPAL             MUNICIPAL 1-10
MUNI INTERMEDIATE PORTFOLIO                        BOND INDEX(1)     DEBT FUND INDEX(1)      YEAR BLEND INDEX*(1)
---------------------------                       ---------------    -------------------     --------------------
Year ended 10/31/03                        4.67%        5.20%                4.53%                  4.65%
Five Years ended 10/31/03                  5.00%        5.45%                4.72%                  5.27%
Ten Years ended 10/31/03                   5.11%        5.41%                4.97%                  5.48%
Inception (06/05/92) through 10/31/03      5.45%        5.92%                5.62%                   N/A

     Muni Intermediate practically matched the performance of its benchmark, the Lehman Municipal 1-10 year Blend Index for the year ended October 31, 2003. The Portfolio is made up of bonds that have varying maturities from 1-12 years. The Portfolio has been managed in a defensive nature in an effort to provide a degree of protection to the value of the bonds in the Portfolio if rates begin to rise. The Portfolio outperformed the Lipper Intermediate Index by 14 basis points and underperformed the Lehman 5 Year Index, an index which has bond maturities of 4,5 and 6 years, by 53 basis points due to the strong performance of the 5 year portion of the curve over the last year.

[CHART]

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                 MUNI INTERMEDIATE PORTFOLIO VS. LEHMAN BROTHERS
                MUNICIPAL 5-YEAR BOND INDEX, LIPPER INTERMEDIATE
      MUNICIPAL DEBT FUND INDEX AND LEHMAN MUNICIPAL 1-10 YEAR BLEND INDEX
                             6/5/92 THROUGH 10/31/03

          GLENMEDE MUNI              INDEX: LEHMAN BROTHERS  INDEX:  LIPPER INTERMEDIATE           INDEX: LEHMAN MUNICIPAL 1-10
          INTERMEDIATE PORTFOLIO*,** MUNICIPAL 5-YEAR BOND INDEX*,** MUNICIPAL DEBT FUND INDEX*,** YEAR BLEND INDEX*,**
Jun-1992                   $  10,000                       $  10,000                      $ 10,000
Oct-1992                   $  10,074                       $  10,363                      $ 10,288
Oct-1993                   $  11,137                       $  11,341                      $ 11,484                     $ 11,129
Oct-1994                   $  10,788                       $  11,278                      $ 11,196                     $ 10,968
Oct-1995                   $  12,057                       $  12,446                      $ 12,421                     $ 12,247
Oct-1996                   $  12,621                       $  13,044                      $ 12,978                     $ 12,820
Oct-1997                   $  13,465                       $  13,894                      $ 13,875                     $ 13,725
Oct-1998                   $  14,358                       $  14,799                      $ 14,818                     $ 14,675
Oct-1999                   $  14,488                       $  14,961                      $ 14,640                     $ 14,780
Oct-2000                   $  15,324                       $  15,824                      $ 15,584                     $ 15,711
Oct-2001                   $  16,609                       $  17,308                      $ 17,040                     $ 17,171
Oct-2002                   $  17,507                       $  18,316                      $ 17,854                     $ 18,131
Oct-2003                   $  18,323                       $  19,270                      $ 18,662                     $ 18,973

* Index commenced 6/30/93. The Index starts at $10,811, which is the value of the fund in the graph on this date. Thus comparison to the Fund's inception is not provided.

**   Assumes the reinvestment of all dividends and distributions.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market. The Lipper Intermediate Municipal Debt Fund Index is comprised of the 30 largest funds in the Lipper Intermediate Municipal Debt Fund Average. The Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index and the Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years. It is not possible to invest directly in an index.
     Benchmark returns for the Lehman Brothers Municipal 5-Year Bond Index and the Lipper Intermediate Municipal Debt Fund Index are for the period beginning May 31, 1992.

                            NEW JERSEY MUNI PORTFOLIO
                              PORTFOLIO HIGHLIGHTS
                                OCTOBER 31, 2003

                           AVERAGE ANNUAL TOTAL RETURN

                                                                        LIPPER
                                                  LEHMAN BROTHERS     NEW JERSEY            LEHMAN
                                                   MUNI 5-YEAR      MUNICIPAL DEBT      MUNICIPAL 1-10
NEW JERSEY MUNI PORTFOLIO                          BOND INDEX(1)     FUND INDEX(1)     YEAR BLEND INDEX(1)
-------------------------                         ---------------   --------------     -------------------
Year ended 10/31/03                        4.46%         5.20%           4.86%                4.65%
Five Years ended 10/31/03                  4.97%         5.45%           4.51%                5.27%
Inception (11/01/93) through 10/31/03      5.00%         5.41%           4.99%                5.48%

     New Jersey Intermediate Portfolio underperformed the Lehman Municipal 1-10 year Blend Index by 19 basis points due to the slightly shorter duration of the Portfolio and the extremely high quality of the bonds that are in the Portfolio. New Jersey Intermediate Portfolio is made up of bonds that have varying maturities from 1-12 years. The Portfolio has been managed in a defensive nature in an effort to provide a degree of protection to the Portfolio if rates begin to rise. New Jersey Intermediate Portfolio underperformed the Lipper New Jersey Index by 40 basis points. The Portfolio underperformed the Lehman Brothers Muni 5 year Index, an index which has bond maturities of 4, 5 and 6 years, by 74 basis points due to the strong performance of the 5 year part of the curve over the last year.

[CHART]
                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                  NEW JERSEY MUNI PORTFOLIO VS. LEHMAN BROTHERS
                 MUNICIPAL 5-YEAR BOND INDEX, LIPPER NEW JERSEY
      MUNICIPAL DEBT FUND INDEX AND LEHMAN MUNICIPAL 1-10 YEAR BLEND INDEX
                            11/1/93 THROUGH 10/31/03

         GLENMEDE NEW JERSEY   INDEX: LEHMAN BROTHERS MUNICIPAL  INDEX: LIPPER NEW JERSEY MUNICIPAL   INDEX: LEHMAN MUNICIPAL 1-10
         MUNI PORTFOLIO*       5-YEAR BOND INDEX*                DEBT FUND INDEX*                     YEAR BLEND INDEX*
Nov-1993            $ 10,000                           $ 10,000                            $ 10,000                       $ 10,000
Oct-1994            $  9,488                           $  9,945                            $  9,459                       $  9,856
Oct-1995            $ 10,744                           $ 10,974                            $ 10,716                       $ 11,005
Oct-1996            $ 11,200                           $ 11,502                            $ 11,241                       $ 11,520
Oct-1997            $ 11,973                           $ 12,251                            $ 12,111                       $ 12,333
Oct-1998            $ 12,777                           $ 13,049                            $ 13,014                       $ 13,187
Oct-1999            $ 12,787                           $ 13,192                            $ 12,507                       $ 13,280
Oct-2000            $ 13,524                           $ 13,953                            $ 13,437                       $ 14,118
Oct-2001            $ 14,788                           $ 15,210                            $ 14,787                       $ 15,430
Oct-2002            $ 15,586                           $ 16,095                            $ 15,475                       $ 16,292
Oct-2003            $ 16,282                           $ 16,934                            $ 16,227                       $ 17,048

         * Assumes the reinvestment of all dividends and distributions.

THE PERFORMANCE FOR THE PORTFOLIO REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market. The Lipper New Jersey Municipal Debt Fund Index is comprised of the 10 largest funds in the Lipper New Jersey Municipal Debt Fund Average. The Average consists of funds that invest only in securities that are exempt from taxation in New Jersey or cities in New Jersey. The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index and the Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years. It is not possible to invest directly in an index. Benchmark returns are for the period beginning October 31, 1993.

                             THE GLENMEDE FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

                                                               TAX-             CORE
                                          GOVERNMENT          EXEMPT            FIXED
                                            CASH               CASH            INCOME
                                          PORTFOLIO         PORTFOLIO         PORTFOLIO
                                       ---------------   ---------------   ---------------
ASSETS:
  Investments:
  Investments at value(1)              $   298,535,560   $   596,437,572   $   186,701,534
  Repurchase agreements                    148,951,673                --        18,249,377
                                       ---------------   ---------------   ---------------
    Total investments                      447,487,233       596,437,572       204,950,911
                                       ---------------   ---------------   ---------------
  Cash                                              --           104,400                --
  Receivable for securities sold                    --                --               324
  Receivable for fund shares sold                   --                --           890,000
  Securities lending collateral              4,625,000                --        37,913,000
  Interest receivable                        3,111,936           564,642         1,818,574
  Other assets                                   1,680             1,981               735
                                       ---------------   ---------------   ---------------
    Total assets                           455,225,849       597,108,595       245,573,544
                                       ---------------   ---------------   ---------------

LIABILITIES:
  Dividends payable                            358,760           387,764                --
  Obligation to return securities
    lending collateral                       4,625,000                --        37,913,000
  Payable for when-issued securities                --                --        15,219,375
  Payable for Directors' fees                      809               121               393
  Accrued expenses                              74,076            90,727            31,238
                                       ---------------   ---------------   ---------------
    Total liabilities                        5,058,645           478,612        53,164,006
                                       ---------------   ---------------   ---------------

NET ASSETS                             $   450,167,204   $   596,629,983   $   192,409,538
                                       ===============   ===============   ===============

SHARES OUTSTANDING                         450,098,282       596,840,288        17,741,026
                                       ===============   ===============   ===============

NET ASSET VALUE PER SHARE              $          1.00   $          1.00   $         10.85
                                       ===============   ===============   ===============

----------
(1)  Investments at cost               $   298,535,560   $   596,437,572   $   182,466,519

                       See Notes to Financial Statements.

                                                        STRATEGIC         SMALL CAP         LARGE CAP
                                                          EQUITY            EQUITY            VALUE
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------   ---------------
ASSETS:
  Investments:
  Investments at value(1)                            $    87,113,388   $   313,414,578   $    20,723,263
  Repurchase agreements                                    1,232,783         3,650,516           877,035
                                                     ---------------   ---------------   ---------------
    Total investments                                     88,346,171       317,065,094        21,600,298
                                                     ---------------   ---------------   ---------------
  Receivable for fund shares sold                            125,500           562,500                --
  Securities lending collateral                            6,823,310        53,226,841         4,259,387
  Dividends receivable                                        96,123           108,150            33,122
  Interest receivable                                          2,709            11,929               404
  Other assets                                                   615               698                87
                                                     ---------------   ---------------   ---------------
    Total assets                                          95,394,428       370,975,212        25,893,298
                                                     ---------------   ---------------   ---------------

LIABILITIES:
  Payable for fund shares redeemed                            34,627            69,639            17,254
  Payable for securities purchased                                --         1,406,965           314,159
  Obligation to return securities lending collateral       6,823,310        53,226,841         4,259,387
  Payable for Directors' fees                                     68               481                58
  Accrued expenses                                            15,881           234,071             5,738
                                                     ---------------   ---------------   ---------------
    Total liabilities                                      6,873,886        54,937,997         4,596,596
                                                     ---------------   ---------------   ---------------

NET ASSETS                                           $    88,520,542   $   316,037,215   $    21,296,702
                                                     ===============   ===============   ===============

SHARES OUTSTANDING                                         5,923,956        17,279,171         2,367,410
                                                     ===============   ===============   ===============

NET ASSET VALUE PER SHARE                            $         14.94   $            --   $          9.00
                                                     ===============   ===============   ===============
NET ASSET VALUE PER SHARE
  Advisor Class -- based on net assets of
    275,408,094 and shares outstanding of
    15,065,148                                                    --   $         18.28                --
                                                     ===============   ===============   ===============
  Institutional Class -- based on net assets of
    40,629,121 and shares outstanding of
    2,214,023                                                     --   $         18.35                --
                                                     ===============   ===============   ===============

----------
(1)  Investments at cost                             $    75,522,024   $   248,909,071   $    18,046,591

                       See Notes to Financial Statements.

                                                                                                     SMALL
                                                                            INSTITUTIONAL        CAPITALIZATION
                                                        INTERNATIONAL       INTERNATIONAL            GROWTH
                                                           PORTFOLIO          PORTFOLIO             PORTFOLIO
                                                     ------------------   ------------------   ------------------
ASSETS:
  Investments:
  Investments at value(1)                            $    1,006,451,655   $      473,194,793   $       98,865,794
  Repurchase agreements                                      44,413,314            8,815,594            3,094,116
                                                     ------------------   ------------------   ------------------
    Total investments                                     1,050,864,969          482,010,387          101,959,910
                                                     ------------------   ------------------   ------------------
  Receivable for securities sold                              4,398,265              496,336            2,462,708
  Receivable for fund shares sold                               413,864              840,328                4,000
  Securities lending collateral                              77,428,250           24,935,183           20,003,401
  Dividends receivable                                        1,687,383              617,509                9,188
  Interest receivable                                                --                   --                7,573
  Receivable for open forward foreign currency
    contracts                                                     4,952                1,634                   --
  Foreign tax reclaims receivable                               568,983              144,209                   --
  Other assets                                                    3,422                1,062                  592
                                                     ------------------   ------------------   ------------------
    Total assets                                          1,135,370,088          509,046,648          124,447,372
                                                     ------------------   ------------------   ------------------

LIABILITIES:
  Foreign currency, at value (Note 1)(2)                      3,256,150               90,436                   --
  Interest payable                                               89,626               56,666                   --
  Payable for fund shares redeemed                           16,979,500            9,264,712               38,439
  Payable for securities purchased                                   --                   --            2,652,395
  Obligation to return securities lending collateral         77,428,250           24,935,183           20,003,401
  Payable for Directors' fees                                       352                  222                  219
  Accrued expenses                                              151,190              328,848              109,984
                                                     ------------------   ------------------   ------------------
    Total liabilities                                        97,905,068           34,676,067           22,804,438
                                                     ------------------   ------------------   ------------------

NET ASSETS                                           $    1,037,465,020   $      474,370,581   $      101,642,934
                                                     ==================   ==================   ==================

SHARES OUTSTANDING                                           74,134,286           36,097,872           18,293,539
                                                     ==================   ==================   ==================

NET ASSET VALUE PER SHARE                            $            13.99   $            13.14   $             5.56
                                                     ==================   ==================   ==================

----------
(1)  Investments at cost                             $      825,191,729   $      448,232,382   $       73,982,759

(2) The International Portfolio and Institutional International Portfolio had foreign currency cost of ($3,278,684) and ($90,972), respectively.

                       See Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                              TAX-               CORE
                                                         GOVERNMENT          EXEMPT              FIXED
                                                           CASH               CASH              INCOME
                                                         PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                      ---------------   ----------------   ----------------
Investment income:
  Interest                                           $      6,862,829   $      6,384,007   $      8,111,209
  Income from security lending                                  3,047                 --             35,924
                                                     ----------------   ----------------   ----------------

    Total investment income                                 6,865,876          6,384,007          8,147,133
                                                     ----------------   ----------------   ----------------
Expenses:
  Administration & custody fee                                331,339            408,815            129,047
  Professional fees                                            62,100             77,226             20,540
  Interest expense                                                 --                 --             10,234
  Shareholder report expense                                   11,989             13,485              4,082
  Shareholder servicing fees                                  266,018            314,530             96,350
  Directors' fees and expenses                                 15,277             17,379              5,442
  Registration and filing fees                                  1,578              2,347              2,287
  Other expenses                                               20,886             21,353              7,215
                                                     ----------------   ----------------   ----------------

    Total expenses                                            709,187            855,135            275,197
                                                     ----------------   ----------------   ----------------

  Net investment income                                     6,156,689          5,528,872          7,871,936
                                                     ----------------   ----------------   ----------------
Realized and unrealized gain (loss):
  Net realized gain (loss) on:
    Securities transactions                                        22                 --          3,188,250
                                                     ----------------   ----------------   ----------------

    Net realized gain (loss)                                       22                 --          3,188,250
                                                     ----------------   ----------------   ----------------
  Net change in unrealized gain (loss) of:
    Securities                                                     --                 --         (5,089,479)
                                                     ----------------   ----------------   ----------------

    Net unrealized gain (loss)                                     --                 --         (5,089,479)
                                                     ----------------   ----------------   ----------------
Net realized and unrealized gain (loss)                            22                 --         (1,901,229)
                                                     ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
  from operations                                    $      6,156,711   $      5,528,872   $      5,970,707
                                                     ================   ================   ================

                       See Notes to Financial Statements.

                                                         STRATEGIC         SMALL CAP          LARGE CAP
                                                           EQUITY            EQUITY             VALUE
                                                         PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                     ----------------   ----------------   ----------------
Investment income:
  Dividends                                          $      1,323,027   $      2,549,341   $        401,548
  Interest                                                     13,309             45,898              3,163
  Income from security lending                                  6,204             51,465              1,481
                                                     ----------------   ----------------   ----------------

    Total investment income                                 1,342,540          2,646,704            406,192
                                                     ----------------   ----------------   ----------------
Expenses:
  Investment advisory fee                                          --          1,455,770                 --
  Administration & custody fee                                 60,010            187,754             15,120
  Professional fees                                             7,044             26,023              1,153
  Shareholder report expense                                    2,695             10,463                178
  Shareholder servicing fees (Advisor Class)                   43,818            576,693              9,126
  Shareholder servicing fees (Institutional Class)                 --             17,004                 --
  Directors' fees and expenses                                  2,472              7,326                507
  Registration and filing fees                                  4,632             18,717              2,632
  Other expenses                                                4,154              9,883              1,784
                                                     ----------------   ----------------   ----------------

    Total expenses                                            124,825          2,309,633             30,500
                                                     ----------------   ----------------   ----------------

  Net investment income                                     1,217,715            337,071            375,692
                                                     ----------------   ----------------   ----------------
Realized and unrealized gain (loss):
  Net realized gain (loss) on:
    Securities transactions                                (1,809,127)         5,603,183           (705,833)
                                                     ----------------   ----------------   ----------------

    Net realized gain (loss)                               (1,809,127)         5,603,183           (705,833)
                                                     ----------------   ----------------   ----------------
  Net change in unrealized gain (loss) of:
    Securities                                             10,481,884         74,050,960          3,615,574
                                                     ----------------   ----------------   ----------------

    Net unrealized gain (loss)                             10,481,884         74,050,960          3,615,574
                                                     ----------------   ----------------   ----------------
Net realized and unrealized gain (loss)                     8,672,757         79,654,143          2,909,741
                                                     ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from operations                          $      9,890,472   $     79,991,214   $      3,285,433
                                                     ================   ================   ================

                       See Notes to Financial Statements.

                     STATEMENTS OF OPERATIONS-- (CONCLUDED)
                       FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                                                 SMALL
                                                                          INSTITUTIONAL      CAPITALIZATION
                                                      INTERNATIONAL       INTERNATIONAL          GROWTH
                                                         PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                     ----------------    ----------------    ----------------
Investment income:
  Dividends(1)                                       $     31,045,570    $      9,371,856    $         52,556
  Interest                                                         --              40,841              18,542
  Income from security lending                                558,640             217,466              49,536
                                                     ----------------    ----------------    ----------------

    Total investment income                                31,604,210           9,630,163             120,634
                                                     ----------------    ----------------    ----------------
Expenses:
  Investment advisory fee                                          --           2,269,032             711,972
  Administration & custody fee                                646,430             219,783              74,956
  Professional fees                                           109,824              30,957               8,161
  Shareholder report expense                                   15,971              11,028               2,880
  Shareholder servicing fees                                  481,894                  --             215,495
  Directors' fees and expenses                                 26,901               7,598               2,380
  Registration and filing fees                                  5,752              15,782               1,166
  Other expenses                                               33,514              11,493               3,821
                                                     ----------------    ----------------    ----------------

    Total expenses                                          1,320,286           2,565,673           1,020,831
                                                     ----------------    ----------------    ----------------

  Net investment (loss) income                             30,283,924           7,064,490            (900,197)
                                                     ----------------    ----------------    ----------------
Realized and unrealized gain (loss):
  Net realized gain (loss) on:
    Securities transactions                              (112,687,594)        (21,106,423)        (11,883,859)
    Foreign currency transactions                          (3,213,206)         (1,233,987)                 --
                                                     ----------------    ----------------    ----------------

    Net realized gain (loss)                             (115,900,800)        (22,340,410)        (11,883,859)
                                                     ----------------    ----------------    ----------------
  Net change in unrealized gain (loss) of:
    Securities                                            285,321,774          77,987,486          44,226,816
    Foreign currency translation                              (15,774)              9,033                  --
                                                     ----------------    ----------------    ----------------

    Net unrealized gain (loss)                            285,306,000          77,996,519          44,226,816
                                                     ----------------    ----------------    ----------------
Net realized and unrealized gain (loss)                   169,405,200          55,656,109          32,342,957
                                                     ----------------    ----------------    ----------------
Net increase (decrease) in net assets
  resulting from operations                          $    199,689,124    $     62,720,599    $     31,442,760
                                                     ================    ================    ================

----------
(1) The International Portfolio and Institutional International Portfolio had foreign dividend withholding taxes of $3,779,563 and $1,154,592, respectively.

                       See Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                      TAX-              CORE
                                                GOVERNMENT           EXEMPT             FIXED
                                                  CASH                CASH             INCOME
                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                        $     6,156,689    $     5,528,872    $     7,871,936
Net realized gain (loss) on:
  Securities transactions                                 22                 --          3,188,250
Net change in unrealized gain (loss) of:
  Securities                                              --                 --         (5,089,479)
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  resulting from operations                        6,156,711          5,528,872          5,970,707
Distributions to shareholders from:
  Net investment income                           (6,156,708)        (5,528,872)        (8,482,177)
Net increase (decrease) in net assets from
  capital shares transactions                    (82,866,503)       (10,439,509)         6,622,884
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets            (82,866,500)       (10,439,509)         4,111,414
NET ASSETS:
Beginning of year                                533,033,704        607,069,492        188,298,124
                                             ---------------    ---------------    ---------------
End of year                                  $   450,167,204    $   596,629,983    $   192,409,538
                                             ===============    ===============    ===============
  Undistributed net investment income
    included in net assets at end of year    $        73,094    $          (266)   $       686,471

                       FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                     TAX-               CORE
                                                GOVERNMENT          EXEMPT              FIXED
                                                  CASH               CASH              INCOME
                                                PORTFOLIO         PORTFOLIO           PORTFOLIO
                                             ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                        $     9,172,339    $     7,147,215    $     9,225,485
Net realized gain (loss) on:
  Securities transactions                             (4,195)               243          2,090,356
Net change in unrealized gain (loss) of:
  Securities                                              --                 --           (468,275)
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets from
  operations                                       9,168,144          7,147,458         10,847,566
Distributions to shareholders from:
  Net investment income                           (9,172,339)        (7,147,215)        (9,014,860)
Net increase (decrease) in net assets from
  capital shares transactions                    111,528,992         65,188,299          7,653,934
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets            111,524,797         65,188,542          9,486,640
NET ASSETS:
Beginning of year                                421,508,907        541,880,950        178,811,484
                                             ---------------    ---------------    ---------------
End of year                                  $   533,033,704    $   607,069,492    $   188,298,124
                                             ===============    ===============    ===============
  Undistributed net investment income
    included in net assets at end of year    $        73,114    $          (266)   $       777,896

                       See Notes to Financial Statements.

                                                 STRATEGIC         SMALL CAP          LARGE CAP
                                                   EQUITY            EQUITY             VALUE
                                                 PORTFOLIO         PORTFOLIO          PORTFOLIO
                                             ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                        $     1,217,715    $       337,071    $       375,692
Net realized gain (loss) on:
  Securities transactions                         (1,809,127)         5,603,183           (705,833)
Net change in unrealized gain (loss) of:
  Securities                                      10,481,884         74,050,960          3,615,574
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  resulting from operations                        9,890,472         79,991,214          3,285,433
Distributions to shareholders from:
  Net investment income:
  Advisor Class                                   (1,185,291)          (333,186)          (369,322)
  Institutional Class                                     --            (63,459)                --
  Net realized gain on investments:
  Advisor Class                                           --         (5,716,987)                --
  Institutional Class                                     --           (845,482)                --
Net increase (decrease) in net assets from
  capital shares transactions                    (10,235,351)        14,097,396          3,055,022
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets             (1,530,170)        87,129,496          5,971,133
NET ASSETS:
Beginning of year                                 90,050,712        228,907,719         15,325,569
                                             ---------------    ---------------    ---------------
End of year                                  $    88,520,542    $   316,037,215    $    21,296,702
                                             ===============    ===============    ===============
  Undistributed net investment income
    included in net assets at end of year    $        89,262    $            --    $        21,966

                       FOR THE YEAR ENDED OCTOBER 31, 2002

                                                 STRATEGIC         SMALL CAP          LARGE CAP
                                                   EQUITY            EQUITY             VALUE
                                                 PORTFOLIO         PORTFOLIO          PORTFOLIO
                                             ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                        $     1,166,491    $     1,226,776    $       272,348
Net realized gain (loss) on:
  Securities transactions including options       (5,138,263)        11,237,274         (1,415,600)
  Foreign currency transactions                           --                 --                  3
Net change in unrealized gain (loss) of:
  Securities including options                   (13,141,970)       (24,937,061)           (53,552)
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  resulting from operations                      (17,113,742)       (12,473,011)        (1,196,801)
Distributions to shareholders from:
  Net investment income:
    Advisor Class                                 (1,174,075)          (956,166)          (243,510)
    Institutional Class                                   --           (211,910)                --
  Net realized gain on investments:
    Advisor Class                                         --        (10,090,326)                --
    Institutional Class                                   --         (1,497,797)                --
Net increase (decrease) in net assets from
  capital shares transactions                    (15,464,622)         7,081,683          2,763,870
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets            (33,752,439)       (18,147,527)         1,323,559
NET ASSETS:
Beginning of year                                123,803,151        247,055,246         14,002,010
                                             ---------------    ---------------    ---------------
End of year                                  $    90,050,712    $   228,907,719    $    15,325,569
                                             ===============    ===============    ===============
  Undistributed net investment income
    included in net assets at end of year    $        56,838    $       756,604    $        23,303

                       See Notes to Financial Statements.

                                                                                        SMALL
                                                                 INSTITUTIONAL      CAPITALIZATION
                                              INTERNATIONAL      INTERNATIONAL          GROWTH
                                                 PORTFOLIO         PORTFOLIO           PORTFOLIO
                                             ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                 $    30,283,924    $     7,064,490    $      (900,197)
Net realized gain (loss) on:
  Securities transactions                       (112,687,594)       (21,106,423)       (11,883,859)
  Foreign currency transactions                   (3,213,206)        (1,233,987)                --
Net change in unrealized gain (loss) of:
  Securities                                     285,321,774         77,987,486         44,226,816
  Foreign currency translation                       (15,774)             9,033                 --
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  resulting from operations                      199,689,124         62,720,599         31,442,760
Distributions to shareholders from:
  Net investment income                          (24,156,402)        (5,955,402)                --
Net increase (decrease) in net assets
  from capital shares transactions              (121,404,915)       153,835,975         (7,922,215)
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets             54,127,807        210,601,172         23,520,545
NET ASSETS:
Beginning of year                                983,337,213        263,769,409         78,122,389
                                             ---------------    ---------------    ---------------
End of year                                  $ 1,037,465,020    $   474,370,581    $   101,642,934
                                             ===============    ===============    ===============
Undistributed net investment income
    included in net assets at end of year    $     5,048,403    $       375,373    $        (2,150)

                       FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                                        SMALL
                                                                 INSTITUTIONAL      CAPITALIZATION
                                              INTERNATIONAL      INTERNATIONAL          GROWTH
                                                 PORTFOLIO         PORTFOLIO           PORTFOLIO
                                             ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                 $    29,257,089    $     5,113,412    $    (1,035,754)
Net realized loss on:
  Securities transactions                       (123,851,725)       (27,819,740)       (30,396,264)
  Foreign currency transactions                   (2,000,254)          (550,921)                --
Net change in unrealized gain (loss) of:
  Securities                                      13,050,139         (2,444,573)         9,008,587
  Foreign currency translation                        62,232             11,148                 --
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  resulting from operations                      (83,482,519)       (25,690,674)       (22,423,431)
Distributions to shareholders from:
  Net investment income                          (21,873,119)        (3,124,878)                --
Net increase (decrease) in net assets
  from capital shares transactions              (130,445,069)        17,452,790         (4,506,107)
                                             ---------------    ---------------    ---------------
Net increase (decrease) in net assets           (235,800,707)       (11,362,762)       (26,929,538)
NET ASSETS:
Beginning of year                              1,219,137,920        275,132,171        105,051,927
                                             ---------------    ---------------    ---------------
End of year                                  $   983,337,213    $   263,769,409    $    78,122,389
                                             ===============    ===============    ===============
  Undistributed net investment income
    included in net assets at end of year    $     4,111,190    $     1,029,535    $        (4,256)

                       See Notes to Financial Statements.

                               FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                               GOVERNMENT CASH PORTFOLIO
                                                --------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDED OCTOBER 31,
                                                --------------------------------------------------------------------------------
                                                    2003             2002             2001              2000           1999
                                                ------------     ------------     -----------       -----------    -------------
Net asset value, beginning
  of year                                       $       1.00     $       1.00     $      1.00       $      1.00    $       1.00
                                                ------------     ------------     -----------       -----------    ------------
Income from investment
  operations:
Net investment income                                  0.011            0.019           0.048             0.060           0.049
Distributions to shareholders from:
  Net investment income                               (0.011)          (0.019)         (0.048)           (0.060)         (0.049)
                                                ------------     ------------     -----------       -----------    ------------

Net asset value, end of year                    $       1.00     $       1.00     $      1.00       $      1.00    $       1.00
                                                ============     ============     ===========       ===========    ============

Total return                                            1.15%            1.95%           4.86%             6.15%           5.00%
                                                ============     ============     ===========       ===========    ============
Ratios to average net assets/
  Supplemental data:
Net assets, end of year
  (in 000's)                                    $    450,167     $    533,034     $   421,509       $   413,742    $    405,907
Ratio of operating expenses to
  average net assets                                    0.13%            0.13%           0.11%              0.11%           0.11%
Ratio of net investment income
  to average net assets                                 1.16%            1.91%           4.86%              5.96%           4.87%

                       See Notes to Financial Statements.

                                                                        TAX-EXEMPT CASH PORTFOLIO
                                                ----------------------------------------------------------------------
                                                                    FOR THE YEARS ENDED OCTOBER 31,
                                                ----------------------------------------------------------------------
                                                   2003           2002           2001           2000           1999
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, beginning
  of year                                       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                ----------     ----------     ----------     ----------     ----------
Income from investment
  operations:
Net investment income                                0.009          0.012          0.029          0.038          0.030
Distributions to shareholders from:
  Net investment income                             (0.009)        (0.012)        (0.029)        (0.038)        (0.030)
                                                ----------     ----------     ----------     ----------     ----------

Net asset value, end of year                    $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                ==========     ==========     ==========     ==========     ==========

Total return                                          0.88%          1.25%          2.95%          3.88%          3.02%
                                                ==========     ==========     ==========     ==========     ==========
Ratios to average net assets/
  Supplemental data:
Net assets, end of year
  (in 000's)                                    $  596,630     $  607,069     $  541,881     $  437,134     $  350,032
Ratio of operating expenses to
  average net assets                                  0.14%          0.14%          0.11%          0.12%          0.12%
Ratio of net investment income
  to average net assets                               0.88%          1.24%          2.88%          3.82%          2.97%

                       See Notes to Financial Statements.

                                                                            CORE FIXED INCOME PORTFOLIO
                                                --------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDED OCTOBER 31,
                                                --------------------------------------------------------------------------------
                                                    2003             2002             2001              2000           1999
                                                ------------     ------------     -----------       -----------    -------------
Net asset value, beginning
  of year                                        $      10.98     $      10.88     $    10.08       $      10.16     $    10.70
                                                 ------------     ------------     ----------       ------------     ----------
Income from investment
  operations:
Net investment income                                    0.44             0.54           0.65               0.69           0.63
Net realized and unrealized
  gain (loss) on investments                            (0.09)            0.10           0.82              (0.09)         (0.54)
                                                 ------------     ------------     ----------       ------------     ----------

Total from investment
  operations                                             0.35             0.64           1.47               0.60           0.09
                                                 ------------     ------------     ----------       ------------     ----------
Distributions to shareholders from:
Net investment income                                   (0.48)           (0.54)         (0.67)             (0.68)         (0.63)
                                                 ------------     ------------     ----------       ------------     ----------

Total distributions                                     (0.48)           (0.54)         (0.67)             (0.68)         (0.63)
                                                 ------------     ------------     ----------       ------------     ----------

Net asset value, end of year                     $      10.85     $      10.98     $    10.88       $      10.08     $    10.16
                                                 ============     ============     ==========       ============     ==========

Total return                                             3.26%            6.18%         15.09%              6.19%          0.91%
                                                 ============     ============     ==========       ============     ==========
Ratios to average net assets/
  Supplemental data:
Net assets, end of year
  (in 000's)                                     $    192,410     $    188,298    $   178,811       $    174,092     $  230,684
Ratio of operating expenses
  to average net assets(1)                               0.14%            0.14%          0.11%              0.14%          0.12%
Ratio of gross expenses
  to average net assets                                  0.14%            0.24%          0.63%              1.02%          0.55%
Ratio of net investment income
  to average net assets                                  4.08%            5.19%          6.19%              8.56%          6.08%
Portfolio turnover rate                                   205%             191%           138%               234%           191%

----------
(1)  Calculation does not include interest expense.

                       See Notes to Financial Statements.

                                                               STRATEGIC EQUITY PORTFOLIO
                                      ---------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED OCTOBER 31,
                                      ---------------------------------------------------------------------------
                                         2003            2002            2001            2000            1999
                                      -----------     -----------     -----------     -----------     -----------
Net asset value, beginning
  of year                             $     13.47     $     16.06     $     21.19     $     22.70     $     20.69
                                      -----------     -----------     -----------     -----------     -----------
Income from investment
  operations:
Net investment income                        0.20            0.16            0.20            0.25            0.28
Net realized and unrealized
  gain (loss) on investments                 1.46           (2.59)          (5.09)           1.57            4.51
                                      -----------     -----------     -----------     -----------     -----------

Total from investment
  operations                                 1.66           (2.43)          (4.89)           1.82            4.79
                                      -----------     -----------     -----------     -----------     -----------
Distributions to shareholders from:
Net investment income                       (0.19)          (0.16)          (0.24)          (0.25)          (0.28)
Net realized capital gains                     --              --              --           (3.08)          (2.50)
                                      -----------     -----------     -----------     -----------     -----------

Total distributions                         (0.19)          (0.16)          (0.24)          (3.33)          (2.78)
                                      -----------     -----------     -----------     -----------     -----------

Net asset value, end of year          $     14.94     $     13.47     $     16.06     $     21.19     $     22.70
                                      ===========     ===========     ===========     ===========     ===========

Total return                                12.43%         (15.20)%        (23.18)%          8.49%          23.88%
                                      ===========     ===========     ===========     ===========     ===========
Ratios to average net assets/
  Supplemental data:
Net assets, end of year
  (in 000's)                          $    88,521     $    90,051     $   123,803     $   168,564     $   148,784
Ratio of operating expenses
  to average net assets                      0.14%           0.14%           0.12%           0.14%           0.12%
Ratio of net investment income
  to average net assets                      1.39%           1.04%           1.09%           1.00%           1.17%
Portfolio turnover rate                        79%             36%             41%             47%             40%

                       See Notes to Financial Statements.

                                                       SMALL CAP EQUITY PORTFOLIO ADVISOR SHARES
                                      ---------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED OCTOBER 31,
                                      ---------------------------------------------------------------------------
                                         2003            2002            2001            2000            1999
                                      -----------     -----------     -----------     -----------     -----------
Net asset value, beginning
  of year                             $     13.93     $     15.57     $     17.04     $     15.04     $     15.28
                                      -----------     -----------     -----------     -----------     -----------
Income from investment
  operations:
Net investment income                        0.01            0.07            0.23            0.11            0.20
Net realized and unrealized
  gain (loss) on investments                 4.75           (0.90)           0.45            3.07           (0.25)
                                      -----------     -----------     -----------     -----------     -----------

Total from investment
  operations                                 4.76           (0.83)           0.68            3.18           (0.05)
                                      -----------     -----------     -----------     -----------     -----------
Distributions to shareholders from:
Net investment income                       (0.02)          (0.07)          (0.24)          (0.11)          (0.19)
Net realized capital gains                  (0.39)          (0.74)          (1.83)          (1.07)             --
Tax Return of capital                          --              --           (0.08)             --              --
                                      -----------     -----------     -----------     -----------     -----------

Total distributions                         (0.41)          (0.81)          (2.15)          (1.18)          (0.19)
                                      -----------     -----------     -----------     -----------     -----------

Net asset value, end of year          $     18.28     $     13.93     $     15.57     $     17.04     $     15.04
                                      ===========     ===========     ===========     ===========     ===========

Total return                                34.23%          (5.32)%          3.84%          21.43%          (0.32)%
                                      ===========     ===========     ===========     ===========     ===========
Ratios to average net assets/
  Supplemental data:
Net assets, end of year
  (in 000's)                          $   275,408     $   199,264     $   216,638     $   242,395     $   253,357
Ratio of operating expenses
  to average net assets                      0.90%           0.90%           0.87%           0.90%           0.88%
Ratio of net investment income
  to average net assets                      0.10%           0.44%           1.28%           0.62%           1.27%
Portfolio turnover rate(1)                     58%             67%             65%             67%             77%

----------
(1) Portfolio turnover is calculated at the fund level.

                       See Notes to Financial Statements.

                                                    SMALL CAP EQUITY PORTFOLIO INSTITUTIONAL SHARES
                                      ---------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED OCTOBER 31,
                                      ---------------------------------------------------------------------------
                                         2003            2002            2001            2000            1999
                                      -----------     -----------     -----------     -----------     -----------
Net asset value, beginning
  of year                             $     13.96     $     15.60     $     17.01     $     15.01     $     15.29
                                      -----------     -----------     -----------     -----------     -----------
Income from investment
  operations:
Net investment income                        0.05            0.11            0.26            0.14            0.23
Net realized and unrealized
  gain (loss) on investments                 4.76           (0.90)           0.46            3.06           (0.24)
                                      -----------     -----------     -----------     -----------     -----------

Total from investment
  operations                                 4.81           (0.79)           0.72            3.20           (0.01)
                                      -----------     -----------     -----------     -----------     -----------
Distributions to shareholders from:
Net investment income                       (0.03)          (0.11)          (0.22)          (0.13)          (0.27)
Net realized capital gains                  (0.39)          (0.74)          (1.83)          (1.07)             --
Tax Return of capital                          --              --           (0.08)             --              --
                                      -----------     -----------     -----------     -----------     -----------

Total distributions                         (0.42)          (0.85)          (2.13)          (1.20)          (0.27)
                                      -----------     -----------     -----------     -----------     -----------

Net asset value, end of year          $     18.35     $     13.96     $     15.60     $     17.01     $     15.01
                                      ===========     ===========     ===========     ===========     ===========

Total return                                34.50%          (5.10)%          4.08%          21.65%          (0.10)%
                                      ===========     ===========     ===========     ===========     ===========
Ratios to average net assets/
  Supplemental data:
Net assets, end of year
  (in 000's)                          $    40,629     $    29,644     $    30,417     $    27,353     $    28,455
Ratio of operating expenses
  to average net assets                      0.70%           0.70%           0.66%           0.70%           0.68%
Ratio of net investment income
  to average net assets                      0.30%           0.64%           1.44%           0.82%           1.47%
Portfolio turnover rate(1)                     58%             67%             65%             67%             77%

----------
(1) Portfolio turnover is calculated at the fund level.

                       See Notes to Financial Statements.

                                                               LARGE CAP VALUE PORTFOLIO
                                      ---------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED OCTOBER 31,
                                      ---------------------------------------------------------------------------
                                         2003            2002            2001            2000            1999
                                      -----------     -----------     -----------     -----------     -----------
Net asset value, beginning
  of year                             $      7.78     $      8.56     $     11.03     $     11.24     $     11.77
                                      -----------     -----------     -----------     -----------     -----------
Income from investment
  operations:
Net investment income                        0.16            0.14            0.17            0.18            0.18
Net realized and unrealized
  gain (loss) on investments                 1.22           (0.79)          (1.49)          (0.15)           2.00
                                      -----------     -----------     -----------     -----------     -----------

Total from investment
  operations                                 1.38           (0.65)          (1.32)           0.03            2.18
                                      -----------     -----------     -----------     -----------     -----------
Distributions to shareholders from:
Net investment income                       (0.16)          (0.13)          (0.18)          (0.16)          (0.19)
Net realized capital gains                     --              --           (0.97)          (0.08)          (2.52)
                                      -----------     -----------     -----------     -----------     -----------

Total distributions                         (0.16)          (0.13)          (1.15)          (0.24)          (2.71)
                                      -----------     -----------     -----------     -----------     -----------

Net asset value, end of year          $      9.00     $      7.78     $      8.56     $     11.03     $     11.24
                                      ===========     ===========     ===========     ===========     ===========

Total return                                18.01%          (7.64)%        (12.31)%          0.30%          19.59%
                                      ===========     ===========     ===========     ===========     ===========
Ratios to average net assets/
  Supplemental data:
Net assets, end of year
  (in 000's)                          $    21,297     $    15,326     $    14,002     $    21,251     $    59,178
Ratio of operating expenses
  to average net assets                      0.17%           0.17%           0.21%           0.23%           0.13%
Ratio of net investment income
  to average net assets                      2.06%           1.75%           1.51%           1.50%           1.28%
Portfolio turnover rate                        96%             96%            174%            108%            105%

                       See Notes to Financial Statements.

                                                                INTERNATIONAL PORTFOLIO
                                      ---------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED OCTOBER 31,
                                      ---------------------------------------------------------------------------
                                         2003            2002            2001            2000            1999
                                      -----------     -----------     -----------     -----------     -----------
Net asset value, beginning
  of year                             $     11.67     $     12.89     $     15.79     $     17.87     $     15.66
                                      -----------     -----------     -----------     -----------     -----------
Income from investment
  operations:
Net investment income                        0.40            0.33            0.35            0.45            0.48
Net realized and unrealized
  gain (loss) on investments                 2.23           (1.31)          (2.91)          (1.09)           3.33
                                      -----------     -----------     -----------     -----------     -----------

Total from investment
  operations                                 2.63           (0.98)          (2.56)          (0.64)           3.81
                                      -----------     -----------     -----------     -----------     -----------
Distributions to shareholders from:
Net investment income                       (0.31)          (0.24)          (0.34)          (0.33)          (0.57)
Net realized capital gains                     --              --              --           (1.11)          (1.03)
                                      -----------     -----------     -----------     -----------     -----------

Total distributions                         (0.31)          (0.24)          (0.34)          (1.44)          (1.60)
                                      -----------     -----------     -----------     -----------     -----------

Net asset value, end of year          $     13.99     $     11.67     $     12.89     $     15.79     $     17.87
                                      ===========     ===========     ===========     ===========     ===========

Total return                                22.89%          (7.82)%        (16.34)%         (3.70)%         24.65%
                                      ===========     ===========     ===========     ===========     ===========
Ratios to average net assets/
  Supplemental data:
Net assets, end of year
  (in 000's)                          $ 1,037,465     $   983,337     $ 1,219,138     $ 1,486,088     $ 1,500,559
Ratio of operating expenses
  to average net assets                      0.14%           0.14%           0.11%           0.11%           0.11%
Ratio of net investment income
  to average net assets                      3.14%           2.42%           2.34%           2.30%           2.52%
Portfolio turnover rate                        48%             33%             40%             36%             20%

                       See Notes to Financial Statements.

                                                         INSTITUTIONAL INTERNATIONAL PORTFOLIO
                                      ---------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED OCTOBER 31,
                                      ---------------------------------------------------------------------------
                                         2003            2002            2001            2000            1999
                                      -----------     -----------     -----------     -----------     -----------
Net asset value, beginning
  of year                             $     11.03     $     12.25     $     15.10     $     17.82     $     15.53
                                      -----------     -----------     -----------     -----------     -----------
Income from investment
  operations:
Net investment income                        0.24            0.19            0.23            0.33            0.39
Net realized and unrealized
  gain (loss) on investments                 2.09           (1.28)          (2.86)          (1.37)           3.15
                                      -----------     -----------     -----------     -----------     -----------

Total from investment
  operations                                 2.33           (1.09)          (2.63)          (1.04)           3.54
                                      -----------     -----------     -----------     -----------     -----------
Distributions to shareholders from:
Net investment income                       (0.22)          (0.13)          (0.16)          (0.24)          (0.40)
Net realized capital gains                     --              --              --           (1.44)          (0.85)
Tax Return of capital                          --              --           (0.06)             --              --
                                      -----------     -----------     -----------     -----------     -----------

Total distributions                         (0.22)          (0.13)          (0.22)          (1.68)          (1.25)
                                      -----------     -----------     -----------     -----------     -----------

Net asset value, end of year          $     13.14     $     11.03     $     12.25     $     15.10     $     17.82
                                      ===========     ===========     ===========     ===========     ===========

Total return                                21.32%          (9.02)%        (17.45)%         (5.87)%         22.98%
                                      ===========     ===========     ===========     ===========     ===========
Ratios to average net assets/
  Supplemental data:
Net assets, end of year
  (in 000's)                          $   474,371     $   263,769     $   275,132     $   171,343     $   175,951
Ratio of operating expenses
  to average net assets                      0.85%           0.85%           0.83%           0.84%           0.86%
Ratio of net investment income
  to average net assets                      2.33%           1.72%           1.71%           1.65%           1.83%
Portfolio turnover rate                        42%             37%             53%             74%             20%

                       See Notes to Financial Statements.

                                                    SMALL CAPITALIZATION GROWTH PORTFOLIO
                                      ------------------------------------------------------------------
                                                                                       FOR THE PERIOD
                                            FOR THE YEARS ENDED OCTOBER 31,         DECEMBER 29, 1999(1)
                                      -------------------------------------------         THROUGH
                                         2003            2002            2001         OCTOBER 31, 2000
                                      -----------     -----------     -----------   --------------------
Net asset value, beginning
  of period                           $      3.93     $      5.04     $      9.22        $     10.00
                                      -----------     -----------     -----------        -----------
Income from investment
  operations:
Net investment loss                         (0.05)             --              --              (0.03)
Net realized and unrealized
  gain (loss) on investments                 1.68           (1.11)          (4.18)             (0.75)
                                      -----------     -----------     -----------        -----------

Total from investment
  operations                                 1.63           (1.11)          (4.18)             (0.78)
                                      -----------     -----------     -----------        -----------

Net asset value, end of period        $      5.56     $      3.93     $      5.04        $      9.22
                                      ===========     ===========     ===========        ===========

Total return(2)                             41.48%         (22.02)%        (45.34)%            (7.80)%
                                      ===========     ===========     ===========        ===========
Ratios to average net assets/
  Supplemental data:
Net assets, end of period
  (in 000's)                          $   101,643     $    78,122     $   105,052        $   182,847
Ratio of operating expenses
  to average net assets                      1.18%           1.23%           1.17%              1.23%(3)
Ratio of net investment income
  (expenses in excess of income)
  to average net assets                     (1.04)%         (1.02)%         (0.83)%            (0.60)%(3)
Portfolio turnover rate                       114%             42%             67%                78%

----------
(1) Commencement of operations.
(2) Total return represents aggregate total return for the period indicated.
(3) Annualized.

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                            GOVERNMENT CASH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
AGENCY DISCOUNT NOTES*(1) -- 10.1%
                FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 1.2%
$   5,448,000     1.08% due 1/20/04                                                $   5,434,925
                                                                                   -------------
                FEDERAL HOME LOAN BANK -- 1.6%
    6,374,000     1.065% due 1/7/04                                                    6,361,365
    1,000,000     1.09% due 1/16/04                                                      997,699
                                                                                   -------------
                                                                                       7,359,064
                                                                                   -------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.7%
   10,000,000     1.07% due 1/5/04                                                     9,980,679
    6,600,000     1.07% due 1/15/04                                                    6,585,286
    3,985,000     1.072% due 1/22/04                                                   3,975,270
    5,000,000     1.08% due 1/22/04                                                    4,987,700
                                                                                   -------------
                                                                                      25,528,935
                                                                                   -------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.6%
    2,000,000     1.08% due 1/7/04                                                     1,995,980
    5,000,000     1.07% due 1/9/04                                                     4,989,746
                                                                                   -------------
                                                                                       6,985,726
                                                                                   -------------
                TOTAL AGENCY DISCOUNT NOTES
                  (Cost $45,308,650)                                                  45,308,650
                                                                                   -------------
AGENCY NOTES -- 44.2%
                FEDERAL FARM CREDIT BANK -- 1.1%
    2,000,000     2.80% due 4/12/04                                                    2,014,107
    3,000,000     1.14% due 7/29/04                                                    3,000,000
                                                                                   -------------
                                                                                       5,014,107
                                                                                   -------------
                FEDERAL HOME LOAN BANK -- 11.8%
   10,825,000     6.375% due 11/14/03                                                 10,844,567
    1,000,000     2.50% due 11/14/03                                                   1,000,432
    8,000,000     3.125% due 11/14/03                                                  8,005,312
    1,000,000     5.425% due 12/10/03                                                  1,004,528
    2,500,000     3.00% due 12/26/03                                                   2,507,224
    1,000,000     5.30% due 12/29/03                                                   1,006,558
   14,825,000     5.375% due 1/5/04                                                   14,933,478
      980,000     5.40% due 3/1/04                                                       994,092
    1,000,000     5.46% due 3/29/04                                                    1,017,661
    1,425,000     4.875% due 4/16/04                                                   1,449,242
    4,000,000     4.875% due 5/14/04                                                   4,077,034
    1,100,000     3.375% due 6/15/04                                                   1,115,030
    5,000,000     1.01% due 7/23/04                                                    4,994,110
                                                                                   -------------
                                                                                      52,949,268
                                                                                   -------------

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
AGENCY NOTES -- (CONTINUED)
                FEDERAL HOME LOAN MORTGAGE CORPORATION -- 17.1%
$  26,514,000     6.375% due 11/15/03                                              $  26,565,682
    1,040,000     3.05% due 11/28/03                                                   1,041,368
    3,385,000     3.25% due 12/15/03                                                   3,393,519
    7,405,000     5.00% due 1/15/04                                                    7,463,265
    4,000,000     3.25% due 1/15/04                                                    4,017,546
   22,424,000     5.25% due 2/15/04                                                   22,685,741
    8,049,000     5.00% due 5/15/04                                                    8,212,502
    1,364,000     6.25% due 7/15/04                                                    1,412,148
    2,000,000     1.35% due 11/3/04                                                    2,000,000
                                                                                   -------------
                                                                                      76,791,771
                                                                                   -------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 13.8%
    2,194,000     4.75% due 11/14/03                                                   2,196,673
   12,293,000     3.125% due 11/15/03                                                 12,302,145
    1,000,000     5.40% due 12/8/03                                                    1,004,350
    1,000,000     5.80% due 12/10/03                                                   1,005,000
    1,000,000     5.50% due 12/29/03                                                   1,006,873
   13,778,000     5.125% due 2/13/04                                                  13,932,331
    5,100,000     4.75% due 3/15/04                                                    5,167,767
   12,829,000     3.75% due 4/15/04                                                   12,977,517
    4,000,000     4.125% due 4/23/04                                                   4,054,375
    3,802,000     5.625% due 5/14/04                                                   3,892,088
    2,000,000     1.30% due 8/30/04                                                    2,000,000
    2,900,000     1.40% due 9/21/04                                                    2,900,000
                                                                                   -------------
                                                                                      62,439,119
                                                                                   -------------
                STUDENT LOAN MARKETING ASSOCIATION -- 0.4%
    2,000,000     4.75% due 4/23/04                                                    2,033,490
                                                                                   -------------
                TOTAL AGENCY NOTES
                  (Cost $199,227,755)                                                199,227,755
                                                                                   -------------
FLOATING RATE BONDS -- 12.0%
                FEDERAL HOME LOAN BANK -- 0.7%
    3,000,000     0.97% due 7/6/04                                                     2,999,155
                                                                                   -------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.7%
    3,000,000     1.08% due 9/10/04                                                    3,000,000
                                                                                   -------------
                STUDENT LOAN MARKETING ASSOCIATION -- 10.6%
    9,000,000     1.03% due 11/20/03                                                   9,000,000
    7,000,000     1.04% due 12/18/03                                                   7,000,000
    5,000,000     1.05% due 1/15/04                                                    5,000,000
    9,000,000     1.04% due 2/19/04                                                    9,000,000
    7,000,000     1.02% due 3/18/04                                                    7,000,000

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
FLOATING RATE BONDS -- (CONTINUED)
                STUDENT LOAN MARKETING ASSOCIATION -- (CONTINUED)
$  11,000,000     1.02% due 4/15/04                                                $  11,000,000
                                                                                   -------------
                                                                                      48,000,000
                                                                                   -------------
                TOTAL FLOATING RATE BONDS
                  (Cost $53,999,155)                                                  53,999,155
                                                                                   -------------
REPURCHASE AGREEMENTS -- 33.1%
  123,000,000   With Bear Stearns, Inc., dated 10/31/03, 1.06%,
                  principal and interest in the amount of $123,010,865,
                  due 11/03/03, (collateralized by FNMAR 2003-92 HP
                  with a par value of $100,000,000, coupon rate of
                  4.50%, due 09/25/18, market value of $100,550,000 and
                  FNR 2003-86 HP with a par value of $26,120,000,
                  due 09/25/18, market value of $26,258,436)                       $ 123,000,000
   25,951,673   With Merrill Lynch & Co., dated 10/31/03, 1.02%,
                  principal and interest in the amount of $25,953,879,
                  due 11/03/03, (collateralized by FNMA Pool #724039
                  with a par value of $29,438,000, coupon rate of
                  3.36%, due 09/01/42, market value of $26,480,559)                   25,951,673
                                                                                   -------------
                TOTAL REPURCHASE AGREEMENTS
                  (Cost $148,951,673)                                                148,951,673
                                                                                   -------------
TOTAL INVESTMENTS
  (Cost $447,487,233)(2)                                                   99.4%   $ 447,487,233
OTHER ASSETS IN EXCESS OF LIABILITIES                                       0.6        2,679,971
                                                                          -----    -------------
NET ASSETS                                                                100.0%   $ 450,167,204
                                                                          =====    =============

----------
*   Percentages indicated are based on net assets.
(1) Rate represents annualized discount yield at date of purchase.
(2) Aggregate cost for federal tax purposes.
Abbreviations:
FNMA -- Federal National Mortgage Association
FNMAR -- Federal National Mortgage Association REMIC

                       See Notes to Financial Statements.

                            TAX-EXEMPT CASH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
VARIABLE/FLOATING RATE NOTES*(1) -- 98.3%
                DAILY VARIABLE/FLOATING RATE NOTES -- 57.3%
$   1,900,000   Angelina & Neches River Authority, Texas, Industrial
                  Development Corp., Solid Wast Disposal Revenue, DATES,
                  Series B, (LOC Bank of America),
                  1.15% due 5/1/14                                                 $   1,900,000
    1,000,000   Angelina & Neches River Authority, Texas, Industrial
                  Development Corp., Solid Wast Disposal Revenue, DATES,
                  Series D, (LOC Bank of America),
                  1.15% due 5/1/14                                                     1,000,000
    4,100,000   California State, Deptartment of Water Resources, Power
                  Supply Revenue, Series B-5, (LOC: Bayerische Landesbank
                  50% & Westdeutsche Landesbank 50%),
                  1.35% due 5/1/22                                                     4,100,000
    5,800,000   California State, Series A, (LOC: Westdeutsche Landesbank
                  80% & JP Morgan Chase Bank 20%),
                  0.85% due 5/1/33                                                     5,800,000
    7,100,000   California Statewide, Communities Development Authorities
                  Revenue, (SPA: Chase Manhattan Bank), (AMBAC Insured),
                  1.10% due 8/15/27                                                    7,100,000
   12,400,000   Clark County, Nevada, School District Revenue, Series B,
                  (SPA: Bayerische Landesbank), (FSA Insured),
                  1.04% due 6/15/21                                                   12,400,000
    9,500,000   Connecticut State Health & Educational Facilities Authority,
                  Edgehill Project Revenue, UPDATES, Series C, (LOC: KBC
                  Bank N.V.),
                  1.10% due 7/1/27                                                     9,500,000
    2,100,000   Connecticut State Health & Educational Facilities Authority,
                  Yale University Project, Series T-1,
                  1.10% due 7/1/29                                                     2,100,000
    6,235,000   Dade County, Florida, New Public Housing Authority,
                  Florida Power & Light,
                  1.25% due 4/1/20                                                     6,235,000
   16,350,000   Delaware County, Pennsylvania, Industrial Development
                  Authority, Airport Facilities Revenue, United Parcel Service
                  Project, DATES,
                  1.11% due 12/1/15                                                   16,350,000
    3,600,000   East Baton Rouge Parish, Louisiana Pollution Control Revenue,
                  Revenue Refunding, Exxon Corp. Project,
                  1.15% due 11/1/19                                                    3,600,000
   10,220,000   Idaho State Health Facility Authority, Revenue, St. Luke's
                  Medical Center Project, (SPA: Harris Trust & Saving Bank),
                  (FSA Insured),
                  1.15% due 7/1/30                                                    10,220,000

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
VARIABLE/FLOATING RATE NOTES*(1) -- (CONTINUED)
                DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$   1,100,000   Irvine Ranch, California, Water District Revenue, (LOC: State
                  Street Bank & Trust Co.),
                  1.15% due 1/1/21                                                 $   1,100,000
    8,200,000   Irvine Ranch, California, Water District Revenue, DATES,
                  (LOC: Landesbank Baden-Wurttemberg),
                  1.15% due 8/1/16                                                     8,200,000
    3,660,000   Irvine Ranch, California, Water District Revenue, Series A,
                  (LOC: BankAmerica),
                  1.26% due 5/1/09                                                     3,660,000
    1,900,000   Irvine, Califorinia, Limited Obligation, (LOC: Bank of America),
                  1.15% due 9/2/25                                                     1,900,000
    1,000,000   Jackson County, Mississippi, Port Facilities Revenue, Chevron
                  USA Project, Refunding,
                  1.15% due 6/1/23                                                     1,000,000
    5,200,000   Jacksonville, Florida, Pollution Control Revenue, Refunding,
                  Florida Power & Light Co.,
                  1.25% due 5/1/29                                                     5,200,000
    3,300,000   Joliet, Illinois, Pregional Port District, Revenue Refunding
                  Exxon Corp. Project,
                  1.04% due 10/1/24                                                    3,300,000
    7,475,000   Kansas State Department of Transportation, Highway
                  Liquidity Provider Revenue, Series B-1,
                  Pooled Money Investment Board,
                  1.13% due 9/1/20                                                     7,475,000
   10,710,000   Kansas State Department of Transportation, Highway
                  Liquidity Provider Revenue, Series B-2,
                  Pooled Money Investment Board,
                  1.28% due 9/1/20                                                    10,710,000
    3,000,000   Kemmerer, Wyoming, Pollution Control Revenue, DATES,
                  Exxon Corp. Project,
                  1.11% due 11/1/14                                                    3,000,000
   13,125,000   Lehigh County, Pennsylvania, General Purpose Authority,
                  Lehigh Valley Hospital, Series A, (SPA: J.P. Morgan),
                  (AMBAC Insured),
                  1.28% due 7/1/28                                                    13,125,000
    2,500,000   Lincoln County, Wyoming, Pollution Control Revenue,
                  Exxon Corp. Project, Class B,
                  1.04% due 11/1/14                                                    2,500,000
    2,500,000   Lincoln County, Wyoming, Pollution Control Revenue,
                  Exxon Corp. Project, Class C,
                  1.04% due 11/1/14                                                    2,500,000

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
VARIABLE/FLOATING RATE NOTES*(1) -- (CONTINUED)
                DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$  12,540,000   Los Angeles, California, Regional Airports Improvement Corp.,
                  Lease Revenue, Sublease - Los Angeles International Airport,
                  LAX Two Corp., (LOC: Societe Generale),
                  1.15% due 12/1/25                                                $  12,540,000
    7,150,000   Louisiana State, Public Facilities Authority, Industrial
                  Development, Kenner Hotel Ltd., (LOC: Bank of America, NA),
                  1.15% due 12/1/15                                                    7,150,000
    5,520,000   Massachusetts State Health & Educational Facilities Authority
                  Revenue, Capital Asset Project, Series D, (SPA: State Street
                  Bank & Trust Co.), (MBIA Insured),
                  1.15% due 1/1/35                                                     5,520,000
    2,300,000   Massachusetts State, Central Artery, Series A, Landesbank
                  Baden-Wurttemberg,
                  1.15% due 12/1/30                                                    2,300,000
   14,500,000   Metropolitan Water District, Southern California Waterworks
                  Revenue, Series B-3, (SPA: Westdeutsche Landesbank),
                  1.15% due 7/1/35                                                    14,500,000
   14,195,000   New Jersey, Economic Development Authority Revenue,
                  Stolthaven Project, Series A, (LOC: Citibank, NA),
                  1.10% due 1/15/18                                                   14,195,000
    8,300,000   New Jersey, Economic Development Authority, Pollution
                  Control Revenue Refunding, Exxon Mobile Corp. Project,
                  1.00% due 4/1/22                                                     8,300,000
   15,200,000   New Jersey, State Educational Facilities Authority Revenue,
                  Princeton University, Series F,
                  1.07% due 7/1/23                                                    15,200,000
    1,220,000   New York City, New York Transitional Finance Authority
                  Revenue, Future Tax Secured, Subseries C-4,
                  (SPA: Landesbank Hessen-Thuer),
                  1.13% due 8/1/31                                                     1,220,000
    1,100,000   New York City, New York, General Obligation, Subseries A-7,
                  (SPA: Bank of Nova Scotia), (AMBAC Insured),
                  1.07% due 11/1/24                                                    1,100,000
    3,250,000   New York City, New York, General Obligations, Series B,
                  Subseries B-3, (SPA: Bank of Nova Scotia), (MBIA Insured),
                  1.40% due 8/15/04                                                    3,250,000
    4,500,000   New York City, New York, General Obligations, Subseries A-10,
                  (LOC: J.P. Morgan Chase & Co.),
                  1.13% due 8/1/17                                                     4,500,000

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
VARIABLE/FLOATING RATE NOTES*(1) -- (CONTINUED)
                DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
                New York City, New York, General Obligations, Subseries B-2,
                  (LOC: J.P. Morgan Chase & Co.):
$   1,800,000     1.40% due 8/15/20                                                $   1,800,000
    1,000,000     1.13% due 8/15/21                                                    1,000,000
                New York City, New York, Municipal Water Finance Authority,
                  Water & Sewer System Revenue, Series C, (FGIC Insured):
    1,540,000     1.15% due 6/15/22                                                    1,540,000
    3,400,000     1.15% due 6/15/23                                                    3,400,000
   14,800,000   New York City, New York, Municipal Water Finance Authority,
                  Water & Sewer System Revenue, Series C, (SPA: Credit Local
                  de France),
                  1.26% due 6/15/33                                                   14,800,000
    1,000,000   New York City, New York, Municipal Water Finance Authority,
                  Water & Sewer System Revenue, Series F, Subseries F-2,
                  (SPA: Bayerische Landesbank),
                  0.91% due 6/15/35                                                    1,000,000
   10,950,000   New York State Thruway Authority, General Revenue,
                  (SPA: FGIC) (FGIC Insured),
                  1.35% due 1/1/24                                                    10,950,000
   16,700,000   Newport Beach, California, Hoag Memorial Presbyterian
                  Hospital Revenue, (SPA: BankAmerica),
                  1.28% due 10/1/22                                                   16,700,000
    1,500,000   North Carolina State Medical Care Commission, Hospital
                  Revenue, ACES, Pooled Financing Projects, Series B,
                  (LOC: Wachovia Bank),
                  1.40% due 10/1/13                                                    1,500,000
      400,000   North Carolina State Medical Care Commission, Hospital
                  Revenue, Pooled Financing Projects, Series A, (LOC: Bank of
                  America NA),
                  1.10% due 10/1/16                                                      400,000
    1,800,000   Orange County, California, Sanitation Districts Partnership,
                  Series B, Refunding, (SPA: Credit Locale de France),
                  1.20% due 8/1/30                                                     1,800,000
   10,315,000   Roanoke, Virginia, Industrial Development Authority, Carilion
                  Health Systems Revenue, Series C, (LOC: Wachovia Bank NA),
                  1.10% due 7/1/27                                                    10,315,000
    1,750,000   St. Lawrence County, New York, Industrial Development
                  Agency, Pollution Control Revenue, Reynolds Metals, DATES,
                  (LOC: San Paolo Bank)
                  1.15% due 12/1/07                                                    1,750,000

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
VARIABLE/FLOATING RATE NOTES*(1) -- (CONTINUED)
                DAILY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$   5,700,000   Uinta County, Wyoming, Pollution Control Revenue, Chevron
                  USA Project, Refunding,
                  1.15% due 8/15/20                                                $   5,700,000
   13,300,000   Union County, New Jersey, Pollution Control Financing
                  Authority, Revenue Refunding, Exxon Corp. Project,
                  1.00% due 10/1/24                                                   13,300,000
   11,850,000   University of North Carolina at Chapel Hill, Hospital Revenue,
                  UPDATES, Series A, (SPA: Landesbank Hessen-Thuer.),
                  1.28% due 2/15/31                                                   11,850,000
                                                                                   -------------
                TOTAL DAILY VARIABLE/FLOATING RATE NOTES
                  (Cost $331,555,000)                                                331,555,000
                                                                                   -------------
                WEEKLY VARIABLE/FLOATING RATE NOTES -- 41.0%
    3,200,000   Alabama State Special Care Facilities Financing Authority,
                  Montgomery Hospital Revenue, (SPA: FGIC),
                  (LOC: Barclay's Bank),
                  0.89% due 4/1/15                                                     3,200,000
    5,605,000   Bexar County, Texas Housing Finance Corp., Multi Family
                  Housing Revenue, Aamha LLC Project, (Backed by FNMA),
                  1.05% due 12/15/25                                                   5,605,000
    7,565,000   Burke County, Georgia, Development Authority, Pollution
                  Control Revenue, Oglethorpe Power Corp., Series A,
                  (SPA: Credit Local de France), (FGIC Insured),
                  1.05% due 1/1/19                                                     7,565,000
    3,520,000   Charlotte North Carolina, Airport Revenue Refunding, Series A,
                  (SPA: Commerzbank A.G.), (MBIA Insured),
                  1.27% due 7/1/16                                                     3,520,000
      940,000   Chicago, Illinois, O'Hare International Airport Revenue,
                  Gerneral Airport 2nd Lien - B, (LOC: Societe Generale),
                  0.95% due 1/1/15                                                       940,000
    9,400,000   Clark County, Nevada, Airport Revenue, Sub Lien, Series B-2,
                  (LOC: Bayerische Landesbank),
                  0.89% due 7/1/29                                                     9,400,000
    1,355,000   Clayton County, Georgia, Housing Authority, Mulit Family
                  Housing Revenue Refunding, Huntington Woods Apartment
                  Project, Series A, (SPA: Societe Generale), (FSA Insured),
                  0.99% due 1/1/21                                                     1,355,000
    1,000,000   Clayton County, Georgia, Housing Authority, Multi Family
                  Housing Revenue Refunding, Kimberly Forest Apartments
                  Project, Series B, (SPA: Societe General), (FSA Insured),
                  0.99% due 1/1/21                                                     1,000,000

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
VARIABLE/FLOATING RATE NOTES*(1) -- (CONTINUED)
                WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$   1,100,000   Clayton County, Georgia, Housing Authority, Multi Family
                  Housing Revenue Refunding, Kings Arms Apartments
                  Project, Series D, (SPA: Societe Generale), (FSA Insured),
                  0.99% due 1/1/21                                                 $   1,100,000
    2,335,000   Clayton County, Georgia, Housing Authority, Multi Family
                  Housing Revenue Refunding, Ten Oaks Apartments Project,
                  Series F, (SPA: Societe Generale), (FSA Insured),
                  0.99% due 1/1/21                                                     2,335,000
    1,400,000   Colton, California, Redevlopment Agency, Mulit Family
                  Revenue, Series A, (LOC: Coast Federal Bank & Federal
                  Home Loan Bank),
                  0.90% due 5/1/10                                                     1,400,000
    9,200,000   Connecticut State, General Obligations, Series B,
                  (SPA: Bayerische Landesbank),
                  1.05% due 5/15/14                                                    9,200,000
   10,100,000   Connecticut State Health & Educational Facilities Authority,
                  Yale University Project, Series T-2,
                  0.93% due 7/1/29                                                    10,100,000
    5,000,000   Dauphin County, Pennslyvania, General Authority,
                  (SPA: Scotiabank), (AMBAC Insured),
                  1.10% due 6/1/26                                                     5,000,000
    1,600,000   Dauphin County, Pennsylvania, General Authority, School
                  District Pooled Financing Program II, (SPA: Bank of Nova
                  Scotia), (AMBAC Insured),
                  1.10% due 9/1/32                                                     1,600,000
    1,000,000   Delaware State River & Bay Authority Development Revenue,
                  Series B, (SPA: Credit Locale de France), (AMBAC Insured),
                  1.09% due 1/1/30                                                     1,000,000
    1,900,000   Durham North Carolina, Public Improvement,
                  (SPA: Wachovia Bank),
                  1.17% due 2/1/13                                                     1,900,000
    6,900,000   Emmaus, Pennsylvania, General Authority Revenue,
                  (SPA: Wachovia Bank), (FSA Insured),
                  1.05% due 12/1/28                                                    6,900,000
      600,000   Fairfax County, Virginia, Industrial Development Authority
                  Revenue, Fairfax Hospital System, Series C,
                  1.05% due 10/1/25                                                      600,000
    4,700,000   Florida State Housing Finance Agency, Multi Family Housing
                  Revenue, Buena Vista, (LOC: First Union National Bank &
                  Barclays Bank PLC), (FHLMC Insured),
                  0.95% due 11/1/07                                                    4,700,000

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
VARIABLE/FLOATING RATE NOTES*(1) -- (CONTINUED)
                WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$   2,700,000   Florida State Housing Finance Agency, Multi Family Housing
                  Revenue, Series A, (LOC: FHLMC),
                  0.80% due 2/1/08                                                 $   2,700,000
    2,000,000   Gloucester County, New Jersey, Pollution Control Financing
                  Authority, Revenue Refunding, Mobil Oil Refining Corp. Project,
                  0.85% due 12/1/03                                                    2,000,000
    2,400,000   Hamilton County, Ohio, Hospital Facilities Revenue, Health
                  Alliance of Greater Cincinnati, Series E, (SPA: Credit Suisse),
                  (MBIA Insured),
                  0.95% due 1/1/18                                                     2,400,000
    8,000,000   Honolulu City & County, Hawaii, General Obligations, Series A,
                  (LOC: Landesbank Hessen-Thuer),
                  1.07% due 1/1/11                                                     8,000,000
    1,800,000   Honolulu City & County, Hawaii, General Obligations, Series A,
                  (LOC: Landesbank Hessen-Thuer),
                  1.07% due 1/1/10                                                     1,800,000
    2,500,000   Illinois Health Facilities Authority, Hospital Revenue, Decatur
                  Memorial Hospital Project, Series A, (SPA: FNB Chicago),
                  (MBIA Insured),
                  1.01% due 11/15/24                                                   2,500,000
   16,700,000   Illinois State Housing Development Authority, Housing
                  Revenue, Illinois Center Apartments, GTY AGMT -
                  Metropolitan Life, (FHLMC Insured),
                  0.95% due 1/1/08                                                    16,700,000
    2,900,000   Indiana State Health Facilities Financing Authority, Clarian
                  Health Obligations Group, Series C, (SPA: Westdeutsche
                  Landesbank),
                  1.35% due 3/1/30                                                     2,900,000
    2,100,000   Iowa State Higher Education Loan Authority, Educational Loan
                  Revenue, Private College Facility, ACES, (SPA: Chase
                  Manhattan Bank), (MBIA Insured),
                  1.05% due 12/1/15                                                    2,100,000
    2,750,000   Kentucky State, Area Development Districts Revenue, Ewing
                  Project, (LOC: Wachovia Bank),
                  1.15% due 6/1/33                                                     2,750,000
    8,000,000   Lisle County, Illinois, Multi Family Housing Revenue Refunding,
                  Four Lakes Project Phase V (FNMA Insured),
                  1.00% due 9/15/26                                                    8,000,000
    6,000,000   Long Island, New York Elec System Rev, Power Authority,
                  Series 7, Suberies 7-A, (SPA: Credit Suisse), (MBIA Insured),
                  0.95% due 4/1/25                                                     6,000,000

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
VARIABLE/FLOATING RATE NOTES*(1) -- (CONTINUED)
                WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$   2,000,000   Los Angeles County, California, Pension Obligation, Refunding,
                  Series C, (SPA: Bank of Nova Scotia), (AMBAC Insured),
                  1.07% due 6/30/07                                                $   2,000,000
      615,000   Los Angeles, California, Multi Family Housing Revenue,
                  Series K, (LOC: Coast Savings & Loan and FHLB),
                  1.00% due 7/1/10                                                       615,000
    2,550,000   Louisiana State, Public Facilities Authority, Revenue, College &
                  University Equipment & Capital,
                  Series A, (SPA: Societe Generale), (FGIC Insured),
                  1.10% due 9/1/10                                                     2,550,000
    8,900,000   Massachusetts State Health & Educational Facilities Authority
                  Revenue, Amherst College Project, Series F,
                  0.91% due 11/1/26                                                    8,900,000
    5,000,000   Massachusetts State Health & Educational Facilities Authority
                  Revenue, Boston University Project, Series H, (SPA: State
                  Street Bank & Trust Co.),
                  0.94% due 12/1/15                                                    5,000,000
      200,000   Massachusetts State Health & Educational Facilities Authority
                  Revenue, Capital Asset Project, Series G-1, (SPA: State Street
                  Bank & Trust Co.), (MBIA Insured),
                  1.10% due 1/1/19                                                       200,000
      800,000   Massachusetts State Housing Finance Agency, Revenue
                  Refunding, Multi Family Housing Project, Series A, (FNMA
                  Collateral Agreement),
                  1.00% due 1/15/10                                                      800,000
    9,300,000   Massachusetts State Water Resources Authority, General
                  Obligations, Series B, (LOC: Landesbank Hessen-Thuer),
                  0.95% due 8/1/28                                                     9,300,000
    5,400,000   Mecklenburg County, North Carolina, Series C, (SPA: Wachovia
                  Bank),
                  1.02% due 2/1/18                                                     5,400,000
    1,000,000   Minnesota State, Higher Education Facilities Revenue, Carelton
                  College, Series G, (SPA Wells Fargo Bank NA),
                  0.95% due 11/1/29                                                    1,000,000
    6,200,000   Missouri State Health & Educational Facilities Revenue,
                  Christian Health Services, Series B, (LOC: J.P. Morgan
                  & Co.),
                  1.00% due 12/1/19                                                    6,200,000
    5,000,000   Moffat County, Colorado, Pollution Control Revenue, Electric
                  Utilities, (SPA: JP Morgan Chase Bank), (AMBAC Insured),
                  1.30% due 7/1/10                                                     5,000,000

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
VARIABLE/FLOATING RATE NOTES*(1) -- (CONTINUED)
                WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$   5,400,000   Montgomery County, Maryland, Housing Opportunities
                  Commission, Multi Family Housing Revenue, Falklands
                  Project, Series B, (FNMA Insured),
                  0.95% due 8/1/15                                                 $   5,400,000
    1,500,000   Mountain View/Santa Clara County, California, Mariposa
                  Project, Series A, (SPA: FGIC Capital Markets Services),
                  (FGIC Insured),
                  1.00% due 3/1/17                                                     1,500,000
    9,900,000   New Jersey State Turnpike Authority Revenue, Series D,
                  (LOC: Societe Generale), (FGIC Insured),
                  1.12% due 1/1/18                                                     9,900,000
    7,600,000   New York City, New York, Transitional Finance Authority
                  Revenue, Future Tax Secured, Series A-1, (SPA: J.P. Morgan
                  Chase & Co.),
                  1.10% due 11/15/28                                                   7,600,000
    1,850,000   New York City, New York, Transitional Finance Authority
                  Revenue, Recovery, Series 3, Subseries C-4, (SPA: Bank of
                  New York),
                  0.80% due 11/1/22                                                    1,850,000
    4,300,000   New York State Housing Finance Agency Revenue, Liberty View
                  Apartments Project, Series A, (FNMA Insured),
                  1.00% due 11/15/19                                                   4,300,000
   11,200,000   New York State, Local Government Assistance Corp., Series B,
                  (LOC: Westdeutsche Landesbank 50% & Bayerische
                  Landesbank 50%),
                  1.00% due 4/1/23                                                    11,200,000
      500,000   Ohio State, University General Receipts,
                  1.05% due 12/1/07                                                      500,000
                Ohio State, University General Receipts, Series B:
    3,250,000     1.21% due 12/1/19                                                    3,250,000
    3,800,000     1.21% due 12/1/29                                                    3,800,000
      700,000   Port Kalama, Washington, Public Corp., Conagra Inc. Project,
                  (LOC: J.P. Morgan Chase & Co.),
                  1.22% due 1/1/04                                                       700,000
    2,014,000   Roseville, Minnesota, Commercial Development Revenue,
                  Berger Transfer & Storage Project, Series F, (LOC: Wells
                  Fargo Bank),
                  1.05% due 12/1/15                                                    2,014,000
    1,750,000   Texas State Higher Education Authority, Educational
                  Equipment & Improvement Revenue, Series B, (FGIC Insured),
                  1.10% due 12/1/25                                                    1,750,000

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
VARIABLE/FLOATING RATE NOTES*(1) -- (CONTINUED)
                WEEKLY VARIABLE/FLOATING RATE NOTES -- (CONTINUED)
$   4,200,000   Tulsa, Oklahoma, Industrial Authority Revenue Refunding,
                  University of Tulsa, Series B, (SPA: Credit Local de France),
                  (MBIA Insured),
                  1.10% due 10/1/26                                                $   4,200,000
    1,820,000   University of Utah, Auxiliary & Campus Facilities, Series A,
                  (SPA: Bank of Nova Scotia),
                  1.10% due 4/1/27                                                     1,820,000
    8,100,000   University South Florida Foundation, Inc., Certificates of
                  Participation, (LOC: Wachovia Bank),
                  1.31% due 4/1/32                                                     8,100,000
    3,700,000   Washington State, General Obligation, Series VR-96A,
                  (SPA: Landesbank Hessen-Thuer),
                  0.89% due 6/1/20                                                     3,700,000
                                                                                   -------------
                TOTAL WEEKLY VARIABLE/FLOATING RATE NOTES
                  (Cost $254,819,000)                                                254,819,000
                                                                                   -------------
                TOTAL VARIABLE/FLOATING RATE NOTES
                  (Cost $586,374,000)                                                586,374,000
                                                                                   -------------
FIXED RATE BONDS -- 1.7%
    5,000,000   Philadelphia, Pennsylvania, Tax & Revenue Anticipation
                  Notes:
                  2.00% due 6/30/04                                                    5,029,487
    5,000,000   Texas State, Tax & Revenue Anticipation Notes:
                  2.00% due 8/31/04                                                    5,034,085
                                                                                   -------------
                TOTAL FIXED RATE BONDS
                  (Cost $10,063,572)                                                  10,063,572
                                                                                   -------------
TOTAL INVESTMENTS
  (Cost $596,437,572)(2)                                                   100.0%  $ 596,437,572
OTHER ASSETS IN EXCESS OF LIABILITIES                                        0.0         192,411
                                                                           -----   -------------
NET ASSETS                                                                 100.0%  $ 596,629,983
                                                                           =====   =============

----------
*    Percentages indicated are based on net assets.
(1) Demand security; payable upon demand by the Fund with usually no more than thirty (30) calendar days' notice. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these type of securities reflect the next interest rate reset date or, when applicable, the final maturity date.
(2)  Aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

Abbreviations:
ACES -- Adjustable Convertible Extendable Securities
AMBAC -- American Municipal Bond Assurance Corporation
DATES -- Daily Adjustable Tax-Exempt Securities
FGIC -- Financial Guaranty Insurance Corporation
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance
SPA -- Stand-By Purchase Agreement
UPDATES -- Unit Price Demand Adjustable Tax-Exempt Securities

                       See Notes to Financial Statements.

                           CORE FIXED INCOME PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
AGENCY NOTES* -- 14.4%

                FEDERAL HOME LOAN BANK -- 2.0%
$   4,000,000     1.875% due 6/15/06                                               $   3,940,676
                                                                                   -------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.1%
    2,000,000     5.125% due 10/15/08                                                  2,138,958
                                                                                   -------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 11.3%
    5,000,000     6.50% due 8/15/04                                                    5,202,865
    8,000,000     6.625% due 9/15/09                                                   9,129,992
    2,000,000     5.50% due 3/15/11                                                    2,147,250
    5,000,000     5.25% due 8/1/12                                                     5,072,950
                                                                                   -------------
                                                                                      21,553,057
                                                                                   -------------
TOTAL AGENCY NOTES
                  (Cost $28,075,576)                                                  27,632,691
                                                                                   -------------
MORTGAGE-BACKED SECURITIES(1) -- 29.8%

                FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.5%
       13,523   # 555359, 6.50% due 4/1/08                                                13,907
    5,636,249   # C00742, 6.50% due 4/1/29                                             5,867,520
      137,458   # D78677, 8.00% due 3/1/27                                               149,045
      225,874   # D84894, 8.00% due 12/1/27                                              244,251
       59,345   # G00807, 9.50% due 3/1/21                                                65,014
      353,147   # G10753, 6.50% due 9/1/09                                               370,043
                                                                                   -------------
                                                                                       6,709,780
                                                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 22.2%
    2,332,020   Series 1993-135, 6.50% due 7/25/08                                       209,680
       29,800   # 125275, 7.00% due 3/1/24                                                31,498
      172,897   # 252806, 7.50% due 10/1/29                                              184,288
    3,594,051   # 254685, 5.00% due 4/1/18                                             3,653,306
      190,768   # 259322, 6.50% due 11/1/31                                              198,217
      144,218   # 313795, 9.50% due 1/1/25                                               161,926
       59,368   # 313796, 9.50% due 2/1/21                                                66,165
      355,083   # 313815, 6.50% due 1/1/11                                               374,878
      500,190   # 373328, 8.00% due 3/1/27                                               541,516
      690,327   # 390895, 8.00% due 6/1/27                                               747,362
      299,811   # 395715, 8.00% due 8/1/27                                               324,581
    1,413,231   # 397602, 8.00% due 8/1/27                                             1,529,993
      248,780   # 405845, 8.00% due 11/1/27                                              269,334
            7   # 44174, 6.50% due 11/1/03                                                     7
      233,805   # 481401, 6.50% due 12/1/28                                              243,208
       48,058   # 499335, 6.50% due 8/1/29                                                49,976
       57,419   # 506754, 7.00% due 7/1/29                                                60,514
       16,108   # 514500, 7.00% due 11/1/29                                               16,976

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MORTGAGE-BACKED SECURITIES(1) -- (CONTINUED)
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$      19,743   # 523497, 7.50% due 11/1/29                                        $      21,044
      381,618   # 535729, 6.50% due 2/1/16                                               401,603
      426,736   # 535962, 6.50% due 5/1/16                                               449,051
      647,557   # 555016, 6.50% due 10/1/17                                              681,420
       51,957   # 557515, 7.00% due 11/1/30                                               54,719
      191,589   # 581788, 7.00% due 7/1/31                                               201,728
      293,929   # 586181, 7.00% due 6/1/31                                               309,485
       68,719   # 588945, 7.00% due 6/1/31                                                72,356
      253,536   # 595134, 6.50% due 7/1/16                                               266,794
    1,093,831   # 596498, 6.00% due 7/1/16                                             1,137,849
      176,001   # 601291, 6.50% due 8/1/31                                               182,872
    1,427,380   # 607862, 7.00% due 9/1/31                                             1,502,923
      172,339   # 608777, 6.50% due 10/1/16                                              181,351
      898,873   # 624571, 7.00% due 3/1/32                                               946,394
    1,806,409   # 625990, 5.50% due 12/1/16                                            1,860,488
      807,845   # 632245, 7.00% due 4/1/32                                               850,599
       75,189   # 639703, 7.00% due 3/1/32                                                79,164
      377,593   # 643340, 6.50% due 3/1/17                                               397,361
      396,547   # 645895, 7.00% due 6/1/32                                               417,512
      204,076   # 656872, 6.50% due 8/1/32                                               212,017
      219,687   # 673087, 6.50% due 12/1/32                                              228,236
    3,274,712   # 677574, 7.00% due 2/1/33                                             3,447,839
    4,006,294   # 686230, 5.50% due 2/1/18                                             4,126,051
      373,710   # 687575, 7.00% due 2/1/33                                               393,446
      358,772   # 701705, 6.50% due 2/1/33                                               372,733
    8,000,000   TBA, 5.50% due 11/1/18                                                 8,235,000
    2,000,000   TBA, 6.50% due 12/1/32                                                 2,074,376
    5,000,000   TBA, 5.00% due 11/1/33                                                 4,931,250
                                                                                   -------------
                                                                                      42,699,086
                                                                                   -------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.1%
      223,061   # 557379, 7.00% due 5/15/31                                              236,432
      279,746   # 460389, 7.00% due 5/15/28                                              296,765
      109,853   # 464049, 7.00% due 7/15/28                                              116,537
      114,899   # 466046, 7.00% due 9/15/28                                              121,890
      529,580   # 474717, 7.00% due 1/15/31                                              561,326
      330,630   # 476259, 7.00% due 8/15/28                                              350,745
      190,357   # 483491, 7.00% due 10/15/28                                             201,938
      212,100   # 485264, 7.50% due 2/15/31                                              226,591
      141,448   # 490998, 7.00% due 12/15/28                                             150,054
       65,320   # 493533, 7.00% due 1/15/31                                               69,235
       65,190   # 496632, 7.00% due 12/15/28                                              69,156

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MORTGAGE-BACKED SECURITIES(1) -- (CONTINUED)
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$     161,816   # 530571, 7.50% due 2/15/31                                        $     172,871
       82,334   # 537649, 7.00% due 10/15/30                                              87,300
      467,558   # 539971, 7.00% due 1/15/31                                              495,586
      166,359   # 542916, 7.00% due 5/15/31                                              176,332
       96,677   # 547513, 7.00% due 4/15/31                                              102,472
      168,148   # 551415, 7.00% due 5/15/31                                              178,228
       53,357   # 551426, 7.00% due 5/15/31                                               56,556
       89,477   # 551484, 7.00% due 6/15/31                                               94,840
       48,950   # 552577, 7.00% due 5/15/32                                               51,852
       23,888   # 556417, 7.00% due 6/15/31                                               25,320
      264,708   # 559304, 7.00% due 9/15/31                                              280,576
       98,102   # 564542, 7.00% due 11/15/31                                             103,983
      131,029   # 564543, 7.00% due 12/15/31                                             138,884
       36,119   # 565982, 7.00% due 7/15/32                                               38,261
      125,561   # 566254, 7.00% due 10/15/31                                             133,088
       28,028   # 570128, 7.00% due 12/15/31                                              29,708
      163,601   # 570140, 7.00% due 12/15/31                                             173,408
      503,545   # 570289, 7.00% due 1/15/32                                              533,405
      238,623   # 571365, 7.00% due 12/15/31                                             252,927
      157,193   # 573072, 7.00% due 9/15/31                                              166,616
      558,822   # 581406, 7.00% due 6/15/32                                              591,961
      131,465   # 593188, 7.00% due 7/15/32                                              139,261
      126,297   # 780995, 7.00% due 12/15/28                                             133,989
      801,909   # 781300, 7.00% due 6/15/31                                              850,273
      593,003   # 781533, 7.00% due 11/15/32                                             628,584
                                                                                   -------------
                                                                                       8,036,950
                                                                                   -------------

                TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $56,661,588)                                                  57,445,816
                                                                                   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
    1,650,767   Credit-Based Asset Servicing 6.50% due 9/25/26                         1,772,002
                                                                                   -------------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                  (Cost $1,544,118)                                                    1,772,002
                                                                                   -------------
CORPORATE NOTES -- 28.8%
    5,000,000   American General Finance, 4.50% due 11/15/07                           5,182,179
    5,000,000   Citigroup, Inc., 7.25% due 10/1/10                                     5,816,965
    5,000,000   General Electric Capital Corp., 5.875% due 2/15/12                     5,339,055
    5,000,000   General Motors Acceptance Corp., 6.38% due 1/30/04                     5,057,910
    5,000,000   Goldman Sachs Group Inc., 4.75% due 7/15/13                            4,828,270
    5,000,000   IBM Corp., 4.75% due 11/29/12                                          4,999,840

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                             VALUE
-------------                                                                      -------------
CORPORATE NOTES -- (CONTINUED)
$   5,000,000   JP Morgan Chase & Co., 5.625% due 8/15/06                          $   5,380,910
    5,000,000   Morgan Stanley Dean Witter & Co., 6.10% due 4/15/06                    5,418,810
    3,000,000   Procter & Gamble Co. (The), 4.75% due 6/15/07                          3,169,827
    5,000,000   Wal-Mart Stores, Inc., 6.875% due 8/10/09                              5,737,200
    4,000,000   Wells Fargo Bank, 6.45% due 2/1/11                                     4,470,548
                                                                                   -------------
                TOTAL CORPORATE NOTES
                  (Cost $52,421,062)                                                  55,401,514
                                                                                   -------------
US TREASURY NOTES/BONDS -- 23.1%
    4,350,000   U.S. Treasury Bond, 6.125% due 11/15/27                                4,862,656
    8,400,000   U.S. Treasury Bond, 6.125% due 8/15/29                                 9,430,638
    6,000,000   U.S. Treasury Note, 3.50% due 11/15/06                                 6,192,654
    1,000,000   U.S. Treasury Note, 4.375% due 5/15/07                                 1,058,047
    7,000,000   U.S. Treasury Note, 5.625% due 5/15/08                                 7,748,398
    5,000,000   U.S. Treasury Note, 3.25% due 8/15/08                                  5,011,525
    2,200,000   U.S. Treasury Note, 4.875% due 2/15/12                                 2,320,829
    6,000,000   U.S. Treasury Note, 3.875% due 2/15/13                                 5,832,888
    2,000,000   U.S. Treasury Note, 4.25% due 8/15/13                                  1,991,876
                                                                                   -------------
                TOTAL US TREASURY NOTES/BONDS
                  (Cost $43,764,175)                                                  44,449,511
                                                                                   -------------
REPURCHASE AGREEMENTS -- 9.5%
       49,377   With Investors Bank & Trust Co., dated 10/31/03, 0.75%,
                  principal and interest in the amount of $49,380,
                  due 11/03/03, (collateralized by FHLMC ARM #846742 with a
                  par value of $50,105, coupon rate of 3.72%,
                  due 02/01/26, market value of $51,938)                                  49,377
   18,200,000   With Merrill Lynch, Inc., dated 10/31/03, 1.02%,
                  principal and interest in the amount of $18,201,547,
                  due 11/03/03, (collateralized by FNMA #724039 with a
                  par value of $20,645,000, coupon rate 3.36%,
                  due 09/01/42, market value of 18,570,933)                           18,200,000
                                                                                   -------------
                TOTAL REPURCHASE AGREEMENTS
                  (Cost $18,249,377)                                                  18,249,377
                                                                                   -------------
TOTAL INVESTMENTS
  (Cost $200,715,896)(2)                                                   106.5%  $ 204,950,911

LIABILITIES IN EXCESS OF OTHER ASSETS                                       (6.5)    (12,541,373)
                                                                           -----   -------------
NET ASSETS                                                                 100.0%  $ 192,409,538
                                                                           =====   =============

                       See Notes to Financial Statements.

----------
*    Percentages indicated are based on net assets.
(1)  Represents current face amount at October 31, 2003.
(2)  Aggregate cost for federal tax purposes was $200,768,926.
Abbreviations:
ARM -- Adjustable Rate Mortgage
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
TBA -- To be announced

                       See Notes to Financial Statements.

                           STRATEGIC EQUITY PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- 98.4%

                ADVERTISING -- 2.3%
       25,550   Omnicom Group, Inc.                                                $   2,038,890
                                                                                   -------------
                BANKING -- 8.6%
       32,480   Bank of America Corp.                                                  2,459,710
       14,025   Charter One Financial, Inc.                                              448,239
       36,155   Citigroup, Inc.                                                        1,713,747
       29,750   Compass Bancshares, Inc.                                               1,123,955
       19,500   Washington Mutual, Inc.                                                  853,125
       17,950   Wells Fargo & Co.                                                      1,010,944
                                                                                   -------------
                                                                                       7,609,720
                                                                                   -------------
                BEVERAGES, FOOD & TOBACCO -- 1.0%
       27,050   Sysco Corp.                                                              910,503
                                                                                   -------------
                CAPITAL GOODS -- 2.0%
       20,395   United Technologies Corp.                                              1,727,253
                                                                                   -------------
                CHEMICALS -- 1.5%
       17,000   3M Co.                                                                 1,340,790
                                                                                   -------------
                COMMERCIAL SERVICES -- 1.1%
       26,700   Automatic Data Processing, Inc.                                        1,007,658
                                                                                   -------------
                COMPUTERS & INFORMATION -- 0.7%
       16,100   Dell, Inc.(1)                                                            581,532
                                                                                   -------------
                CONSUMER PRODUCTS -- 5.7%
       37,650   Anheuser-Busch Companies, Inc.                                         1,854,639
       10,855   Clorox Co.                                                               491,731
        7,875   Kellogg Co.                                                              260,899
       51,010   PepsiCo, Inc.                                                          2,439,298
                                                                                   -------------
                                                                                       5,046,567
                                                                                   -------------
                COSMETICS & PERSONAL CARE -- 2.6%
       23,550   Procter & Gamble Co. (The)                                             2,314,729
                                                                                   -------------
                ELECTRONIC TECHNOLOGY -- 8.0%
      117,550   Cisco Systems, Inc.(1)                                                 2,466,199
       60,650   Flextronics International Ltd.(1)                                        849,100
      114,550   Intel Corp.                                                            3,785,877
                                                                                   -------------
                                                                                       7,101,176
                                                                                   -------------
                ENERGY -- 2.9%
       18,075   FPL Group, Inc.                                                        1,152,100
       29,000   Talisman Energy, Inc.                                                  1,415,200
                                                                                   -------------
                                                                                       2,567,300
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                ENERGY MINERALS -- 2.2%
       53,546   Exxon Mobil Corp.                                                  $   1,958,713
                                                                                   -------------
                FINANCIAL SERVICES -- 9.3%
       31,000   American Express Co.                                                   1,454,830
       34,610   American International Group                                           2,105,326
       31,010   Fannie Mae                                                             2,223,107
       15,275   Goldman Sachs Group, Inc.                                              1,434,322
       25,165   SLM Corp.                                                                985,461
                                                                                   -------------
                                                                                       8,203,046
                                                                                   -------------
                HEALTH CARE FACILITY & SUPPLIES -- 3.5%
       18,895   AmerisourceBergen Corp.                                                1,072,669
       12,670   C.R. Bard, Inc.                                                        1,014,233
       11,575   Wellpoint Health Networks, Inc.(1)                                     1,029,017
                                                                                   -------------
                                                                                       3,115,919
                                                                                   -------------
                HEALTH TECHNOLOGY -- 2.1%
       36,520   Johnson & Johnson                                                      1,838,052
                                                                                   -------------
                INSURANCE -- 0.8%
        8,180   Everest Re Group, Ltd.                                                   678,531
                                                                                   -------------
                MEDIA - BROADCASTING & PUBLISHING -- 0.8%
       23,075   Comcast Corp. - Class A(1)                                               752,706
                                                                                   -------------
                MEDICAL PRODUCTS & SUPPLIES -- 2.8%
       15,320   Varian Medical Systems, Inc.(1)                                          979,561
       24,000   Zimmer Holdings, Inc.(1)                                               1,531,440
                                                                                   -------------
                                                                                       2,511,001
                                                                                   -------------
                MEDICAL SUPPLIES -- 1.0%
       17,575   Beckman Coulter, Inc.                                                    872,599
                                                                                   -------------
                MULTI-LINE INSURANCE -- 0.7%
       18,885   Willis Group Holdings, Ltd.                                              628,870
                                                                                   -------------
                OIL & GAS -- 2.2%
       13,175   BP PLC ADR                                                               558,356
       19,245   ChevronTexaco Corp.                                                    1,429,904
                                                                                   -------------
                                                                                       1,988,260
                                                                                   -------------
                PHARMACEUTICALS -- 5.3%
       39,450   Merck & Co., Inc.                                                      1,745,663
       94,470   Pfizer, Inc.                                                           2,985,252
                                                                                   -------------
                                                                                       4,730,915
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)

                PROCESS INDUSTRIES -- 2.9%
       87,350   General Electric Co.                                               $   2,534,024
                                                                                   -------------
                PRODUCER MANUFACTURING -- 3.2%
       26,030   Johnson Controls, Inc.                                                 2,799,006
                                                                                   -------------
                RETAILERS -- 9.9%
       66,550   Home Depot, Inc.                                                       2,467,009
       25,945   Lowe's Companies, Inc.                                                 1,528,939
       56,575   Target Corp.                                                           2,248,291
       42,000   Wal-Mart Stores, Inc.                                                  2,475,900
                                                                                   -------------
                                                                                       8,720,139
                                                                                   -------------
                TECHNOLOGY -- 9.5%
       50,850   Applied Materials, Inc.(1)                                             1,188,365
       68,925   EMC Corp.(1)                                                             953,922
       27,745   First Data Corp.                                                         990,497
       16,095   International Business Machines Corp.                                  1,440,181
      103,040   Microsoft Corp.                                                        2,694,496
       23,740   QUALCOMM, Inc.                                                         1,127,650
                                                                                   -------------
                                                                                       8,395,111
                                                                                   -------------
                TELECOMMUNICATIONS -- 3.1%
       39,020   CenturyTel, Inc.                                                       1,394,965
       25,925   Nokia OYJ ADR                                                            440,466
       27,250   Verizon Communications, Inc.                                             915,600
                                                                                   -------------
                                                                                       2,751,031
                                                                                   -------------
                TRANSPORTATION - SHIPPING -- 2.4%
        4,060   FedEx Corp.                                                              307,586
       24,925   United Parcel Service, Inc. - Class B                                  1,807,561
                                                                                   -------------
                                                                                       2,115,147
                                                                                   -------------
                UTILITIES -- 0.3%
        7,500   Pinnacle West Capital Corp.                                              274,200
                                                                                   -------------
                TOTAL COMMON STOCKS
                  (Cost $75,522,024)                                                  87,113,388
                                                                                   -------------

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
REPURCHASE AGREEMENT  1.4%
$   1,232,783   With Investors Bank & Trust Co., dated 10/31/03, 0.75%,
                  principal and interest in the amount of $1,232,860,
                  due 11/03/03, (collateralized by FHLMC ARM #845241
                  with a par value of $1,248,469, coupon rate of 4.18%,
                  due 01/01/23, market value of $1,294,433)                        $   1,232,783
                                                                                   -------------
                TOTAL REPURCHASE AGREEMENT
                  (Cost $1,232,783)                                                    1,232,783
                                                                                   -------------
TOTAL INVESTMENTS
   (Cost $76,754,807)(2)                                                    99.8%  $  88,346,171

OTHER ASSETS IN EXCESS OF LIABILITIES                                        0.2         174,371
                                                                           -----   -------------

NET ASSETS                                                                 100.0%  $  88,520,542
                                                                           =====   =============

----------
*    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Aggregate cost for federal tax purposes was $76,922,388.
Abbreviations:
ADR -- American Depositary Receipt
FHLMC -- Federal Home Loan Mortgage Corporation
ARM -- Adjustable Rate Mortgage

                       See Notes to Financial Statements.

                           SMALL CAP EQUITY PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- 99.2%

                AEROSPACE & DEFENSE -- 1.6%
       45,700   Engineered Support Systems, Inc.                                   $   3,089,777
      106,430   Herley Industries, Inc.(1)                                             2,011,527
                                                                                   -------------
                                                                                       5,101,304
                                                                                   -------------
                AUTOMOTIVE -- 0.6%
       73,280   United Auto Group, Inc.(1)                                             1,903,082
                                                                                   -------------
                BASIC INDUSTRY -- 11.6%
      143,900   American Axle and Manufacturing Holdings, Inc.(1)                      4,978,940
      117,440   AptarGroup, Inc.                                                       4,204,352
      420,180   Crown Holdings, Inc.(1)                                                3,319,422
      145,600   Georgia Gulf Corp.                                                     3,916,640
      123,800   Jacobs Engineering Group, Inc.(1)                                      5,734,416
      109,860   Mettler-Toledo International, Inc.(1)                                  4,212,032
       51,460   Moog, Inc. - Class A(1)                                                2,181,904
      116,160   Precision Castparts Corp.                                              4,777,661
       90,240   Silgan Holdings, Inc.(1)                                               2,885,875
       10,808   Trex Company, Inc.(1)                                                    399,896
                                                                                   -------------
                                                                                      36,611,138
                                                                                   -------------
                COMMERCIAL SERVICES -- 2.2%
       80,050   Global Payments, Inc.                                                  3,334,082
      122,960   MTC Technologies, Inc.(1)                                              3,601,498
                                                                                   -------------
                                                                                       6,935,580
                                                                                   -------------
                CONSULTING SERVICES -- 1.0%
      139,230   Tetra Tech, Inc.(1)                                                    3,129,890
                                                                                   -------------
                CONSUMER SERVICES -- 10.8%
      120,640   Brunswick Corp.                                                        3,579,389
      161,960   CBRL Group, Inc.                                                       6,275,950
       98,100   Marvel Enterprises, Inc.(1)                                            2,889,045
       90,000   Nu Skin Asia Pacific, Inc. - Class A                                   1,428,300
       54,140   Polaris Industries, Inc.                                               4,634,384
       80,035   RARE Hospitality International, Inc.(1)                                1,984,868
      246,870   Ruby Tuesday, Inc.                                                     6,751,894
      163,910   Take-Two Interactive Software, Inc.(1)                                 6,482,640
                                                                                   -------------
                                                                                      34,026,470
                                                                                   -------------
                EDUCATION -- 0.5%
       37,680   Bright Horizons Family Solution, Inc.(1)                               1,618,733
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)

                ELECTRONICS -- 1.8%
      125,400   Trimble Navigation, Ltd.(1)                                        $   3,467,310
      133,250   Zoran Corp.(1)                                                         2,219,945
                                                                                   -------------
                                                                                       5,687,255
                                                                                   -------------
                ENERGY -- 6.9%
      113,590   Cabot Oil & Gas Corp.                                                  2,902,224
      135,760   Denbury Resources, Inc.(1)                                             1,713,291
      134,510   Forrest Oil Corp.(1)                                                   3,154,260
       57,390   Houston Exploration Co. (The)(1)                                       2,008,650
      311,470   Key Energy Services, Inc.(1)                                           2,719,133
       97,380   Oceaneering International, Inc.(1)                                     2,245,583
      197,320   Southwestern Energy Co.(1)                                             3,828,008
       77,640   Western Gas Resources, Inc.                                            3,299,700
                                                                                   -------------
                                                                                      21,870,849
                                                                                   -------------
                ENTERTAINMENT & LEISURE -- 2.5%
      167,950   Alliance Gaming Corp.(1)                                               4,072,788
      171,390   Lexar Media, Inc.(1)                                                   3,926,545
                                                                                   -------------
                                                                                       7,999,333
                                                                                   -------------
                FINANCIAL SERVICES -- 8.8%
       68,800   4 Kids Entertainment, Inc.(1)                                          1,682,160
       35,365   Cascade Bancorp                                                          668,399
      124,640   Cullen/Frost Bankers, Inc.                                             4,831,046
       74,180   FirstFed Financial Corp.(1)                                            3,338,100
       42,440   Hanmi Financial Corp.                                                    899,728
      137,367   Independent Bank Corp.                                                 3,974,024
      170,370   MAF Bancorp, Inc.                                                      7,141,910
       98,340   R&G Financial Corp. - Class B                                          3,235,386
       55,689   Texas Regional Bancshares, Inc. - Class A                              2,018,726
                                                                                   -------------
                                                                                      27,789,479
                                                                                   -------------
                HEALTH CARE -- 9.6%
      133,460   Covance, Inc.(1)                                                       3,473,964
      148,920   IDEXX Laboratories, Inc.(1)                                            7,043,916
       72,200   Medicis Pharmaceutical Corp. - Class A                                 4,573,870
       50,730   Mid Atlantic Medical Services, Inc.(1)                                 2,962,632
      124,290   Renal Care Group, Inc.(1)                                              4,662,118
      150,360   Sicor, Inc.(1)                                                         4,029,648
       80,760   Stericycle, Inc.(1)                                                    3,729,497
                                                                                   -------------
                                                                                      30,475,645
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)

                INDUSTRIAL -- 0.6%
       81,880   WCI Communities, Inc.(1)                                           $   1,784,984
                                                                                   -------------
                INSURANCE -- 3.3%
       97,315   Hilb, Rogal & Hamilton Co.                                             2,921,396
       50,480   IPC Holdings, Ltd.                                                     1,890,476
      109,030   Scottish Re Group, Ltd.                                                2,377,944
       52,350   Stancorp Financial Group, Inc.                                         3,300,668
                                                                                   -------------
                                                                                      10,490,484
                                                                                   -------------
                MEDICAL PRODUCTS & SUPPLIES -- 0.7%
       44,190   Bio-Rad Laboratories, Inc. - Class A(1)                                2,308,928
                                                                                   -------------
                PHARMACEUTICALS -- 0.6%
       99,000   Able Laboratories, Inc.(1)                                             1,914,660
                                                                                   -------------
                REIT -- 1.4%
      284,010   Equity Inns, Inc.                                                      2,399,885
      117,620   LaSalle Hotel Properties                                               1,981,897
                                                                                   -------------
                                                                                       4,381,782
                                                                                   -------------
                RETAILERS -- 5.4%
       89,390   AnnTaylor Stores Corp.(1)                                              3,200,162
       85,890   Dick's Sporting Goods, Inc.(1)                                         3,949,222
       45,140   Electronics Boutique Holdings Corp.(1)                                 1,284,233
      152,340   Flowers Foods                                                          3,615,028
       69,390   Regis Corp.                                                            2,638,208
       85,960   Sharper Image Corp.(1)                                                 2,475,648
                                                                                   -------------
                                                                                      17,162,501
                                                                                   -------------
                TECHNOLOGY -- 23.8%
       68,690   ANSYS, Inc.(1)                                                         2,448,112
      131,250   Avocent Corp.(1)                                                       4,961,250
       64,600   Benchmark Electronics, Inc.(1)                                         3,147,312
       68,000   CACI International, Inc. - Class A(1)                                  3,368,040
       92,680   Coherent, Inc.(1)                                                      2,131,640
      102,780   Commonwealth Telephone Enterprises, Inc.(1)                            4,189,313
      113,800   Cymer, Inc.(1)                                                         5,196,108
      121,740   Digital River, Inc.(1)                                                 3,333,241
       62,920   DigitalNet Holdings, Inc.(1)                                           1,454,081
      104,620   DSP Group, Inc.(1)                                                     2,498,326
      226,630   Electronics for Imaging, Inc.(1)                                       6,141,673
      104,360   FindWhat.com(1)                                                        1,743,856
       53,290   GTECH Holdings Corp.                                                   2,380,997
       88,800   Hutchinson Technology, Inc.(1)                                         2,975,688

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                TECHNOLOGY -- (CONTINUED)
       44,950   Imation Corp.                                                      $   1,530,548
      241,900   Internet Security Systems, Inc.(1)                                     3,969,579
      153,620   Itron, Inc.(1)                                                         3,147,674
       78,730   Kronos, Inc.(1)                                                        4,723,800
      106,230   Manhattan Associates, Inc.(1)                                          2,957,443
      314,760   Methode Electronics, Inc. - Class A                                    3,748,792
       68,780   MICROS Systems, Inc.(1)                                                2,784,902
      105,240   Reynolds & Reynolds Co. (The) - Class A                                2,858,318
      145,790   Websense, Inc.(1)                                                      3,411,486
                                                                                   -------------
                                                                                      75,102,179
                                                                                   -------------
                TELECOMMUNICATIONS -- 1.3%
      281,160   Cincinnati Bell, Inc.(1)                                               1,436,728
       58,930   InterDigital Communications Corp.(1)                                   1,001,221
       83,000   Intrado, Inc.(1)                                                       1,500,640
                                                                                   -------------
                                                                                       3,938,589
                                                                                   -------------
                TEXTILES, CLOTHING & FABRICS -- 0.4%
       47,950   Mothers Work, Inc.(1)                                                  1,347,395
                                                                                   -------------
                UTILITIES -- 2.2%
      186,010   Energen Corp.                                                          6,858,189
                                                                                   -------------
                WASTE MANAGEMENT -- 1.6%
      167,497   Casella Waste Systems, Inc. - Class A(1)                               2,108,787
       82,680   Waste Connections, Inc.(1)                                             2,867,342
                                                                                   -------------
                                                                                       4,976,129
                                                                                   -------------
                TOTAL COMMON STOCKS
                  (Cost $248,909,071)                                                313,414,578
                                                                                   -------------

    FACE
   AMOUNT
-------------
REPURCHASE AGREEMENT  1.1%
$   3,650,516   With Investors Bank & Trust Co., dated 10/31/03, 0.75%,
                  principal and interest in the amount of $3,650,744,
                  due 11/03/03, (collateralized by GNMA #280577 with a
                  par value of $3,862,332, coupon rate of 3.00%, due
                  02/20/32, market value of $3,833,041)                                3,650,516
                                                                                   -------------
                TOTAL REPURCHASE AGREEMENT
                  (Cost $3,650,516)                                                    3,650,516
                                                                                   -------------
TOTAL INVESTMENTS
   (Cost $252,559,587)(2)                                                  100.3%  $ 317,065,094

LIABILITIES IN EXCESS OF OTHER ASSETS                                       (0.3)     (1,027,879)
                                                                           -----   -------------

NET ASSETS                                                                 100.0%  $ 316,037,215
                                                                           =====   =============

                       See Notes to Financial Statements.

----------
*    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Aggregate cost for federal tax purposes was $253,157,241.
Abbreviation:
GNMA -- Government National Mortgage Association
REIT -- Real Estate Investment Trust

                       See Notes to Financial Statements.

                            LARGE CAP VALUE PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- 97.3%
                AEROSPACE & DEFENSE -- 2.0%
       15,850   Goodrich Corp.                                                     $     437,777
                                                                                   -------------
                BANKING -- 9.7%
       13,300   FleetBoston Financial Corp.                                              537,187
        9,316   New York Community Bancorp, Inc.                                         337,239
        4,975   Popular, Inc.                                                            223,875
       12,075   Wachovia Corp.                                                           553,880
        9,675   Washington Mutual, Inc.                                                  423,281
                                                                                   -------------
                                                                                       2,075,462
                                                                                   -------------
                BASIC INDUSTRY -- 0.9%
        7,250   Bunge, Ltd.                                                              196,475
                                                                                   -------------
                BEVERAGES, FOOD & TOBACCO -- 3.7%
        6,800   Altria Group, Inc.                                                       316,200
        5,450   Dean Foods Co.(1)                                                        164,863
       10,275   Kraft Foods, Inc. - Class A                                              299,002
                                                                                   -------------
                                                                                         780,065
                                                                                   -------------
                CAPITAL GOODS -- 2.2%
        5,600   United Technologies Corp.                                                474,264
                                                                                   -------------
                COMMERCIAL SERVICES -- 2.5%
       25,825   Cendant Corp.(1)                                                         527,605
                                                                                   -------------
                COMPUTER SOFTWARE & PROCESSING -- 0.9%
        3,925   Affiliated Computer Services, Inc. - Class A(1)                          192,050
                                                                                   -------------
                COMPUTERS & INFORMATION -- 1.2%
       11,625   Hewlett-Packard Co.                                                      259,354
                                                                                   -------------
                CONSUMER DURABLES -- 2.9%
       16,325   Masco Corp.                                                              448,937
        8,925   Mattel, Inc.                                                             172,788
                                                                                   -------------
                                                                                         621,725
                                                                                   -------------
                COSMETICS & PERSONAL CARE -- 0.5%
        4,400   Dial Corp.                                                               105,600
                                                                                   -------------
                ELECTRONICS -- 2.5%
        4,175   Canon, Inc. ADR                                                          204,366
        8,925   Energizer Holdings, Inc.(1)                                              328,440
                                                                                   -------------
                                                                                         532,806
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                ENERGY -- 4.2%
       18,299   Exxon Mobil Corp.                                                  $     669,377
        2,818   Kinder Morgan Management, LLC(1)                                         106,931
        2,575   Valero Energy Corp.                                                      109,952
                                                                                   -------------
                                                                                         886,260
                                                                                   -------------
                FINANCE -- 11.9%
        8,050   Bank of America Corp.                                                    609,626
       17,108   Citigroup, Inc.                                                          810,919
        3,625   Federal Home Loan Mortgage Corp.                                         203,471
        8,351   J.P. Morgan Chase & Co.                                                  299,801
        4,525   Lehman Brothers Holdings, Inc.                                           325,800
        5,275   Morgan Stanley                                                           289,439
                                                                                   -------------
                                                                                       2,539,056
                                                                                   -------------
                HEAVY MACHINERY -- 1.0%
        2,175   Eaton Corp.                                                              218,022
                                                                                   -------------
                INDUSTRIAL -- 2.4%
        3,725   Ball Corp.                                                               209,345
       11,775   Monsanto Co.                                                             294,964
                                                                                   -------------
                                                                                         504,309
                                                                                   -------------
                INSURANCE -- 9.5%
        5,750   ACE, Ltd.                                                                206,999
        6,650   Aetna, Inc.                                                              381,777
        6,011   American International Group, Inc.                                       365,649
        8,150   Hartford Financial Services Group, Inc.                                  447,435
       10,925   Prudential Financial, Inc.                                               422,142
        4,225   RenaissanceRe Holdings, Ltd.                                             190,041
                                                                                   -------------
                                                                                       2,014,043
                                                                                   -------------
                MANUFACTURING -- 2.1%
       21,000   Tyco International, Ltd.                                                 438,480
                                                                                   -------------
                MEDIA - BROADCASTING & PUBLISHING -- 2.2%
        5,312   Comcast Corp. - Class A(1)                                               180,183
        3,290   Cox Communications Inc. - Class A                                        112,090
        4,375   Viacom Inc. - Class B                                                    174,431
                                                                                   -------------
                                                                                         466,704
                                                                                   -------------
                MEDICAL SUPPLIES -- 1.0%
        4,075   Guidant Corp.                                                            207,866
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                OIL & GAS -- 9.3%
       30,050   Chesapeake Energy Corp.                                            $     358,497
        5,550   ChevronTexaco Corp.                                                      412,365
        8,925   ConocoPhillips                                                           510,064
        7,100   Marathon Oil Corp.                                                       209,947
       21,750   Williams Cos., Inc.                                                      221,850
       11,333   XTO Energy, Inc.                                                         268,252
                                                                                   -------------
                                                                                       1,980,975
                                                                                   -------------
                PHARMACEUTICALS -- 3.3%
        4,525   Bausch & Lomb, Inc.                                                      217,924
        6,200   Merck & Co., Inc.                                                        274,350
        6,475   Pfizer, Inc.                                                             204,610
                                                                                   -------------
                                                                                         696,884
                                                                                   -------------
                PROCESS INDUSTRIES -- 1.2%
        9,075   General Electric Co.                                                     263,266
                                                                                   -------------
                REIT -- 0.6%
        6,148   Friedman, Billings, Ramsey Group, Inc.                                   122,468
                                                                                   -------------
                REIT - OFFICE/INDUSTRIAL -- 1.8%
        1,900   Health Care Property Investors, Inc.                                      88,597
        3,175   Mack-Cali Realty Corp.                                                   119,666
        6,950   Plum Creek Timber Company, Inc.                                          183,133
                                                                                   -------------
                                                                                         391,396
                                                                                   -------------
                RESTAURANTS -- 0.4%
        2,572   Applebee's International, Inc.                                            96,476
                                                                                   -------------
                RETAILERS -- 2.2%
        7,875   Lowe's Companies, Inc.                                                   464,074
                                                                                   -------------
                TECHNOLOGY -- 1.5%
        3,475   International Business Machines Corp.                                    310,943
                                                                                   -------------
                TECHNOLOGY SOFTWARE/SERVICES -- 0.4%
        2,575   First Data Corp.                                                          91,928
                                                                                   -------------
                TELECOMMUNICATIONS -- 3.4%
       47,140   AT&T Wireless Services, Inc.(1)                                          341,765
       22,200   Nokia OYJ ADR                                                            377,178
                                                                                   -------------
                                                                                         718,943
                                                                                   -------------
                TELEPHONE -- 4.3%
       10,225   AT&T Corp.                                                               190,083
        9,080   Verizon Communications, Inc.                                             305,088

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                TELEPHONE -- (CONTINUED)
       20,200   Vodafone Group PLC - Sponsored ADR                                 $     427,230
                                                                                   -------------
                                                                                         922,401
                                                                                   -------------
                TEXTILES, CLOTHING & FABRICS -- 1.1%
        6,650   Jones Apparel Group, Inc.                                                229,425
                                                                                   -------------
                UTILITIES -- 4.5%
        6,200   Constellation Energy Group, Inc.                                         225,494
        7,550   Entergy Corp.                                                            406,945
        5,102   Exelon Corp.                                                             323,722
                                                                                   -------------
                                                                                         956,161
                                                                                   -------------
                TOTAL COMMON STOCKS
                  (Cost $18,046,591)                                                  20,723,263
                                                                                   -------------

    FACE
   AMOUNT
-------------
REPURCHASE AGREEMENT -- 4.1%
$     877,035   With Investors Bank & Trust Co., dated 10/31/03, 0.75%,
                  principal and interest in the amount of $877,090, due
                  11/03/03, (collateralized by FNMA ARM #116592 with a par
                  value of $909,621, coupon rate of 2.783% due 01/01/21,
                  market value of $920,900)                                              877,035
                                                                                   -------------
                TOTAL REPURCHASE AGREEMENT
                  (Cost $877,035)                                                        877,035
                                                                                   -------------
TOTAL INVESTMENTS
  (Cost $18,923,626)(2)                                                    101.4%  $  21,600,298

LIABILITIES IN EXCESS OF OTHER ASSETS                                       (1.4)       (303,596)
                                                                           -----   -------------

NET ASSETS                                                                 100.0%  $  21,296,702
                                                                           =====   =============

----------
*    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Aggregate cost for federal tax purposes was $19,032,662.
Abbreviations:
ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
FNMA -- Federal National Mortgage Association
REIT -- Real Estate Investment Trust

                       See Notes to Financial Statements.

                             INTERNATIONAL PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- 97.0%

                UNITED KINGDOM -- 19.6%
    1,579,900   Allied Domecq PLC                                                  $  10,559,610
    1,422,700   BOC Group PLC                                                         19,379,643
    1,450,000   Boots Group PLC                                                       17,514,568
    2,572,803   BP Amoco PLC                                                          17,839,242
    2,101,000   Cadbury Schweppes PLC                                                 13,454,795
    4,509,000   Centrica PLC                                                          14,103,379
      650,000   GlaxoSmithKline PLC                                                   13,906,546
    4,170,900   Hays PLC                                                               8,626,531
    1,027,000   Johnson Matthey PLC                                                   17,097,338
    1,919,400   Lloyds TSB Group PLC                                                  13,316,826
      616,949   Mitchells & Butlers PLC1                                               2,431,749
      758,000   Next PLC                                                              15,163,441
    2,368,400   Scottish Power PLC                                                    14,053,020
    3,934,400   Tesco PLC                                                             15,757,847
    1,109,837   Trinity Mirror PLC                                                    10,160,136
                                                                                   -------------
                                                                                     203,364,671
                                                                                   -------------
                JAPAN -- 16.5%
      857,000   Asahi Breweries, Ltd.                                                  7,141,991
      336,500   Canon, Inc.                                                           16,251,464
    1,111,000   Dai Nippon Printing Co., Ltd.                                         17,125,668
      379,000   Fuji Photo Film Co., Ltd.                                             11,147,565
      311,800   Honda Motor Co., Ltd.                                                 12,284,617
        5,290   Japan Telecom Holdings Co., Ltd.                                      15,799,646
      558,000   Kao Corp.                                                             11,448,232
       95,000   Nintendo Co., Ltd.                                                     7,321,955
    2,305,000   Nippon Express Co., Ltd.                                              10,378,830
    2,724,000   Nippon Yusen Kabushiki Kaisha                                         11,573,074
      270,000   Pioneer Corp.                                                          6,715,991
    3,038,000   Sumitomo Chemical Co., Ltd.                                           11,307,521
      266,000   Takeda Chemical Industries, Ltd.                                       9,393,491
      450,300   Toyota Motor Corp.                                                    12,795,052
      429,400   Yamanouchi Pharmaceutical Co., Ltd.                                   10,758,876
                                                                                   -------------
                                                                                     171,443,973
                                                                                   -------------
                GERMANY -- 11.4%
      457,414   BASF AG                                                               20,933,876
      391,500   Bayerische Motoren Werke AG                                           15,642,426
      744,000   Continental AG                                                        25,196,423
      291,200   E.On AG                                                               14,684,664
      400,100   Metro AG                                                              16,324,786

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                GERMANY -- (CONTINUED)
      170,800   Schering AG                                                        $   7,957,430
      357,200   Volkswagen AG                                                         17,975,634
                                                                                   -------------
                                                                                     118,715,239
                                                                                   -------------
                FRANCE -- 9.1%
      389,700   Assurances Generales De France                                        20,519,622
      308,400   Aventis SA                                                            16,292,430
      376,520   Compagnie de Saint-Gobain                                             15,847,404
       75,155   LaFarge SA ADR                                                         5,369,350
      146,400   Societe BIC SA                                                         6,048,088
      406,750   Thomson                                                                8,548,086
      142,876   Total SA                                                              22,155,104
                                                                                   -------------
                                                                                      94,780,084
                                                                                   -------------
                ITALY -- 5.2%
      687,074   Benetton Group SPA                                                     8,151,964
      720,000   Eni SPA                                                               11,406,865
       77,700   ENI SPA Sponsored ADR                                                  6,177,150
    1,730,900   Mediaset SPA                                                          17,445,156
    2,300,000   Telecom Italia Mobile SPA                                             10,590,134
                                                                                   -------------
                                                                                      53,771,269
                                                                                   -------------
                NETHERLANDS -- 5.1%
      533,100   ABN-AMRO Holdings N.V.                                                11,160,123
      219,400   Akzo Nobel N.V.                                                        6,921,315
      221,500   Koninklijke Numico N.V.(1)                                             4,986,346
      413,100   Royal Dutch Petroleum Co.                                             18,287,758
      521,323   TPG N.V. ADR                                                          11,218,871
                                                                                   -------------
                                                                                      52,574,413
                                                                                   -------------
                SWEDEN -- 4.4%
      684,000   Electrolux AB - Series B                                              13,982,011
      496,900   Sandvik AB                                                            14,728,230
      614,000   Volvo AB - Class B                                                    17,100,879
                                                                                   -------------
                                                                                      45,811,120
                                                                                   -------------
                SWITZERLAND -- 4.0%
      344,300   Logitech International SA(1)                                          13,767,368
       52,700   Nestle SA Reg.                                                        11,580,253
      431,600   Novartis AG                                                           16,419,478
                                                                                   -------------
                                                                                      41,767,099
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                IRELAND -- 3.7%
    1,045,000   Allied Irish Banks PLC                                             $  15,271,087
      870,615   CRH PLC                                                               15,600,472
      563,600   Irish Life & Permanent PLC                                             7,876,643
                                                                                   -------------
                                                                                      38,748,202
                                                                                   -------------
                AUSTRALIA -- 3.4%
      774,100   Coca-Cola Amatil, Ltd.                                                 3,224,214
      865,000   Commonwealth Bank of Australia                                        16,821,331
    6,126,000   Qantas Airways, Ltd.                                                  15,638,523
                                                                                   -------------
                                                                                      35,684,068
                                                                                   -------------
                SPAIN -- 3.0%
    1,099,154   Endesa SA                                                             17,401,004
      659,173   Grupo Dragados SA                                                     13,432,420
                                                                                   -------------
                                                                                      30,833,424
                                                                                   -------------
                GREECE -- 2.6%
      849,000   Bank of Piraeus                                                        7,916,748
      176,920   Commercial Bank of Greece                                              3,738,595
    1,384,824   Hellenic Telecommunication Organization SA                            15,482,986
                                                                                   -------------
                                                                                      27,138,329
                                                                                   -------------
                DENMARK -- 2.2%
    2,443,440   Nordea AB                                                             15,174,041
      250,000   TDC A/S                                                                8,016,196
                                                                                   -------------
                                                                                      23,190,237
                                                                                   -------------
                NORWAY -- 1.4%
      255,800   Norsk Hydro ASA                                                       14,320,252
                                                                                   -------------
                MEXICO -- 1.1%
      345,000   Telefonos de Mexico SA de CV ADR                                      11,091,750
                                                                                   -------------
                TAIWAN -- 1.0%
    6,600,000   Compal Electronics, Inc.                                              10,017,683
                                                                                   -------------
                CANADA -- 1.0%
      204,000   Talisman Energy, Inc.                                                  9,963,258
                                                                                   -------------
                BELGIUM -- 0.8%
      466,400   Fortis - Brussels Shares                                               8,297,877
                                                                                   -------------
                SINGAPORE -- 0.8%
    8,013,000   Singapore Telecommunications, Ltd.                                     7,921,579
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                               VALUE
-------------                                                                      ---------------
COMMON STOCKS* -- (CONTINUED)
                NEW ZEALAND -- 0.7%
    2,368,406   Telecom Corp. of New Zealand, Ltd.                                 $     7,017,128
                                                                                   ---------------
                TOTAL COMMON STOCKS
                  (Cost $825,191,729)                                                1,006,451,655
                                                                                   ---------------

    FACE
   AMOUNT
-------------
REPURCHASE AGREEMENT -- 4.3%
$  44,413,314   With Investors Bank & Trust Co., dated 10/31/03,
                  0.75%, principal and interest in the amount of
                  $44,416,090, due 11/03/03, (collateralized by FNMA
                  #694421 with a par value of $19,958,818, coupon rate
                  of 4.50%, due 03/01/33, market value of $15,804,052
                  and FNMA #733799 with a par value of $31,002,290,
                  coupon rate of 3.90%, due 08/01/33, market value of
                  $30,829,928)                                                          44,413,314
                                                                                   ---------------
                TOTAL REPURCHASE AGREEMENT
                  (Cost $44,413,314)                                                    44,413,314
                                                                                   ---------------
TOTAL INVESTMENTS
  (Cost $869,605,043)(2)                                                   101.3%  $ 1,050,864,969

LIABILITIES IN EXCESS OF OTHER ASSETS                                       (1.3)      (13,399,949)
                                                                           -----   ---------------

NET ASSETS                                                                 100.0%  $ 1,037,465,020
                                                                           =====   ===============

----------
*    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Aggregate cost for federal tax purposes was $874,898,579.
Abbreviations:
ADR -- American Depositary Receipt
FNMA -- Federal National Mortgage Association

                       See Notes to Financial Statements.

                             INTERNATIONAL PORTFOLIO
                             SECTOR DIVERSIFICATION

   ON OCTOBER 31, 2003, SECTOR DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS
                                  (UNAUDITED):

                                                               % OF
                                                             NET ASSETS       VALUE
                                                             ---------- ---------------
INDUSTRIES:
     Finance                                                    10.8%   $   112,216,250
     Automotive                                                  9.7        100,995,031
     Industrial                                                  8.5         87,871,708
     Energy                                                      7.6         78,779,506
     Pharmaceuticals                                             7.2         74,728,251
     Utilities                                                   6.3         65,246,634
     Chemicals                                                   5.6         58,542,355
     Beverages, Food & Tobacco                                   5.1         53,378,958
     Retailers                                                   4.8         49,603,449
     Technology                                                  4.5         46,347,692
     Media - Broadcasting & Publishing                           3.5         36,153,378
     Telephone Systems                                           3.0         30,738,353
     Heavy Machinery                                             2.9         30,328,702
     Oil & Gas                                                   2.4         25,510,244
     Transportation                                              2.1         21,951,904
     Home Construction, Furnishings & Appliances                 2.0         20,698,002
     Entertainment & Leisure                                     1.8         18,469,520
     Medical Supplies                                            1.7         17,514,568
     Food Retailers                                              1.5         15,757,847
     Airlines                                                    1.5         15,638,523
     Cosmetics & Personal Care                                   1.1         11,448,232
     Telecommunications                                          1.0         10,590,134
     Computers & Information                                     1.0         10,017,683
     Financial Services                                          0.8          7,876,643
     Miscellaneous                                               0.6          6,048,088
                                                               -----    ---------------
     TOTAL COMMON STOCKS                                        97.0%   $ 1,006,451,655

     REPURCHASE AGREEMENT                                        4.3         44,413,314
                                                               -----    ---------------
     TOTAL INVESTMENTS                                         101.3%   $ 1,050,864,969
                                                               =====    ===============

                       See Notes to Financial Statements.

                      INSTITUTIONAL INTERNATIONAL PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- 99.7%

                UNITED KINGDOM -- 19.8%
      542,600   Allied Domecq PLC                                                  $   3,626,587
      661,600   BOC Group PLC                                                          9,012,140
      629,000   Boots Group PLC                                                        7,597,699
    1,167,017   BP Amoco PLC                                                           8,091,836
    1,108,100   Cadbury Schweppes PLC                                                  7,096,268
    1,964,000   Centrica PLC                                                           6,143,055
      297,000   GlaxoSmithKline PLC                                                    6,354,222
    2,335,500   Hays PLC                                                               4,830,435
      533,500   Johnson Matthey PLC                                                    8,881,626
      929,100   Lloyds TSB Group PLC                                                   6,446,110
      518,542   Mitchells & Butlers PLC(1)                                             2,043,871
      306,000   Next PLC                                                               6,121,389
    1,066,762   Scottish Power PLC                                                     6,329,686
    1,776,600   Tesco PLC                                                              7,115,543
      452,980   Trinity Mirror PLC                                                     4,146,860
                                                                                   -------------
                                                                                      93,837,327
                                                                                   -------------

                JAPAN -- 16.6%
      377,000   Asahi Breweries, Ltd.                                                  3,141,809
      146,000   Canon, Inc.                                                            7,051,155
      574,000   Dai Nippon Printing Co., Ltd.                                          8,848,005
      142,000   Fuji Photo Film Co., Ltd.                                              4,176,660
      122,500   Honda Motor Co., Ltd.                                                  4,826,381
        2,220   Japan Telecom Holdings Co., Ltd.                                       6,630,475
      243,000   Kao Corp.                                                              4,985,520
       49,000   Nintendo Co., Ltd.                                                     3,776,588
    1,070,000   Nippon Express Co., Ltd.                                               4,817,938
    1,217,000   Nippon Yusen Kabushiki Kaisha                                          5,170,496
      117,000   Pioneer Corp.                                                          2,910,263
    1,351,000   Sumitomo Chemical Co., Ltd.                                            5,028,460
      161,000   Takeda Chemical Industries, Ltd.                                       5,685,534
      242,600   Toyota Motor Corp.                                                     6,893,359
      186,900   Yamanouchi Pharmaceutical Co., Ltd.                                    4,682,892
                                                                                   -------------
                                                                                      78,625,535
                                                                                   -------------

                GERMANY -- 12.1%
      212,053   BASF AG                                                               9,704,756
      172,100   Bayerische Motoren Werke AG                                           6,876,274
      398,000   Continental AG                                                       13,478,732
      139,700   E.On AG                                                               7,044,806
      179,900   Metro AG                                                              7,340,237

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                GERMANY -- (CONTINUED)
       97,500   Schering AG                                                        $   4,542,444
      167,000   Volkswagen AG                                                          8,404,062
                                                                                   -------------
                                                                                      57,391,311
                                                                                   -------------
                FRANCE -- 8.8%
      180,600   Assurances Generales De France                                         9,509,479
      140,700   Aventis SA                                                             7,433,025
      164,100   Compagnie de Saint-Gobain                                              6,906,828
       32,128   LaFarge SA ADR                                                         2,295,343
       62,200   Societe BIC SA                                                         2,569,611
      176,760   Thomson                                                                3,714,713
       59,979   Total SA                                                               9,300,659
                                                                                   -------------
                                                                                      41,729,658
                                                                                   -------------
                NETHERLANDS -- 6.4%
      260,500   ABN-AMRO Holdings N.V.                                                 5,453,408
      180,000   Akzo Nobel N.V.                                                        5,678,381
      146,100   Koninklijke Numico N.V.(1)                                             3,288,962
      197,200   Royal Dutch Petroleum Co.                                              8,729,958
      326,200   TPG N.V. ADR                                                           7,017,961
                                                                                   -------------
                                                                                      30,168,670
                                                                                   -------------
                ITALY -- 5.1%
      214,844   Benetton Group SPA                                                     2,549,071
       80,000   ENI SPA Sponsored ADR                                                  6,360,000
      887,100   Mediaset SPA                                                           8,940,781
    1,335,500   Telecom Italia Mobile SPA                                              6,149,184
                                                                                   -------------
                                                                                      23,999,036
                                                                                   -------------
                SWEDEN -- 4.8%
      398,300   Electrolux AB - Series B                                               8,141,864
      218,600   Sandvik AB                                                             6,479,354
      301,100   Volvo AB - Class B                                                     8,386,115
                                                                                   -------------
                                                                                      23,007,333
                                                                                   -------------
                SWITZERLAND -- 3.6%
      137,600   Logitech International SA(1)                                           5,502,149
       20,500   Nestle SA Reg.                                                         4,504,653
      187,900   Novartis AG                                                            7,148,331
                                                                                   -------------
                                                                                      17,155,133
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                IRELAND -- 3.6%
      450,700   Allied Irish Banks PLC                                             $   6,586,296
      372,342   CRH PLC                                                                6,785,014
      257,400   Irish Life & Permanent PLC                                             3,597,317
                                                                                   -------------
                                                                                      16,968,627
                                                                                   -------------
                AUSTRALIA -- 3.4%
      265,900   Coca-Cola Amatil, Ltd.                                                 1,107,504
      406,400   Commonwealth Bank of Australia                                         7,903,108
    2,836,600   Qantas Airways, Ltd.                                                   7,241,305
                                                                                   -------------
                                                                                      16,251,917
                                                                                   -------------
                SPAIN -- 3.1%
      567,842   Endesa SA                                                              8,989,660
      288,649   Grupo Dragados SA                                                      5,881,999
                                                                                   -------------
                                                                                      14,871,659
                                                                                   -------------
                DENMARK -- 2.7%
    1,018,483   Nordea AB                                                              6,324,896
      207,400   TDC A/S                                                                6,650,236
                                                                                   -------------
                                                                                      12,975,132
                                                                                   -------------
                GREECE -- 2.3%
      280,675   Bank of Piraeus                                                        2,617,236
       79,700   Commercial Bank of Greece                                              1,684,185
      603,900   Hellenic Telecommunication Organization SA                             6,751,887
                                                                                   -------------
                                                                                      11,053,308
                                                                                   -------------
                CANADA -- 1.6%
      151,000   Talisman Energy, Inc.                                                  7,374,765
                                                                                   -------------
                NORWAY -- 1.4%
      120,000   Norsk Hydro ASA                                                        6,717,867
                                                                                   -------------
                MEXICO -- 1.3%
      190,500   Telefonos de Mexico SA de CV ADR                                       6,124,575
                                                                                   -------------
                BELGIUM -- 1.0%
      269,800   Fortis - Brussels Shares                                               4,800,101
                                                                                   -------------
                TAIWAN -- 1.0%
    3,000,000   Compal Electronics, Inc.                                               4,553,493
                                                                                   -------------
                SINGAPORE -- 0.7%
    3,508,000   Singapore Telecommunications, Ltd.                                     3,467,977
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                NEW ZEALAND -- 0.4%
      716,000   Telecom Corp. of New Zealand, Ltd.                                 $   2,121,369
                                                                                   -------------
TOTAL COMMON STOCKS
                (Cost $448,232,382)                                                  473,194,793
                                                                                   -------------

    FACE
   AMOUNT
-------------
REPURCHASE AGREEMENT -- 1.9%
$   8,815,594   With Investors Bank & Trust Co., dated 10/31/03, 0.75%,
                  principal and interest in the amount of $8,816,144,
                  due 11/03/03, (collateralized by FNMA #637636 with a
                  par value of $8,977,910, coupon rate of 5.57%, due
                  05/01/32, market value of $9,256,373)                                8,815,594
                                                                                   -------------
                TOTAL REPURCHASE AGREEMENT
                  (Cost $8,815,594)                                                    8,815,594
                                                                                   -------------
TOTAL INVESTMENTS
  (Cost $457,047,976)(2)                                                   101.6%  $ 482,010,387

LIABILITIES IN EXCESS OF OTHER ASSETS                                       (1.6)     (7,639,806)
                                                                           -----   -------------
NET ASSETS                                                                 100.0%  $ 474,370,581
                                                                           =====   =============

----------
*    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Aggregate cost for federal tax purposes was $457,510,605.
Abbreviations:
ADR -- American Depositary Receipt
FNMA -- Federal National Mortgage Association

                       See Notes to Financial Statements.

                      INSTITUTIONAL INTERNATIONAL PORTFOLIO
                             SECTOR DIVERSIFICATION

   ON OCTOBER 31, 2003, SECTOR DIVERSIFICATION OF THE PORTFOLIO WAS AS FOLLOWS
                                  (UNAUDITED):

                                                            % OF
                                                          NET ASSETS         VALUE
                                                          ----------    ---------------
INDUSTRIES:
     Finance                                                 10.7%      $    51,324,819
     Automotive                                              10.3            48,864,923
     Industrial                                               9.0            42,831,726
     Energy                                                   8.3            39,200,320
     Pharmaceuticals                                          7.6            35,846,448
     Utilities                                                7.4            35,138,963
     Chemicals                                                6.2            29,423,737
     Beverages, Food & Tobacco                                5.2            24,809,654
     Retailers                                                4.9            23,385,462
     Technology                                               4.5            21,135,662
     Media - Broadcasting & Publishing                        3.5            16,802,354
     Heavy Machinery                                          2.8            13,264,368
     Telephone Systems                                        2.6            12,219,821
     Home Construction, Furnishings & Appliances              2.3            11,052,127
     Transportation                                           2.1             9,988,434
     Entertainment & Leisure                                  1.7             7,953,248
     Medical Supplies                                         1.6             7,597,699
     Airlines                                                 1.5             7,241,305
     Food Retailers                                           1.5             7,115,543
     Telecommunications                                       1.3             6,149,184
     Oil & Gas                                                1.3             6,143,055
     Cosmetics & Personal Care                                1.1             4,985,520
     Computers & Information                                  1.0             4,553,493
     Financial Services                                       0.8             3,597,317
     Miscellaneous                                            0.5             2,569,611
                                                            -----       ---------------
     TOTAL COMMON STOCKS                                     99.7%      $   473,194,793

     REPURCHASE AGREEMENT                                     1.9             8,815,594
                                                            -----       ---------------
     TOTAL INVESTMENTS                                      101.6%      $   482,010,387
                                                            =====       ===============

                       See Notes to Financial Statements.

                      SMALL CAPITALIZATION GROWTH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- 97.3%
                AEROSPACE & DEFENSE -- 0.4%
       40,800   Orbital Sciences Corp.(1)                                          $     374,952
                                                                                   -------------
                AIRLINES -- 0.4%
       24,300   Frontier Airlines, Inc.(1)                                               390,501
                                                                                   -------------
                APPAREL RETAILERS -- 1.3%
       15,550   Aeropostale, Inc.(1)                                                     479,717
       44,850   Casual Male Retail Group, Inc.(1)                                        399,165
       13,600   Finish Line, Inc. - Class A(1)                                           416,432
                                                                                   -------------
                                                                                       1,295,314
                                                                                   -------------
                AUTOMOTIVE -- 0.8%
       27,650   LKQ Corp.(1)                                                             478,345
       16,700   Wabash National Corp.(1)                                                 385,269
                                                                                   -------------
                                                                                         863,614
                                                                                   -------------
                BANKING -- 1.2%
       38,200   Boston Private Financial Holdings, Inc.                                  972,954
        5,500   Westcorp, Inc.                                                           208,010
                                                                                   -------------
                                                                                       1,180,964
                                                                                   -------------
                BASIC INDUSTRY -- 0.5%
       14,200   Trex Company, Inc.(1)                                                    525,400
                                                                                   -------------
                BEVERAGES, FOOD & TOBACCO -- 2.3%
       52,800   Performance Food Group, Co.(1)                                         1,966,800
       10,900   United Natural Foods, Inc.(1)                                            421,612
                                                                                   -------------
                                                                                       2,388,412
                                                                                   -------------
                BIOTECHNOLOGY -- 1.7%
      132,100   Harvard Bioscience, Inc.(1)                                              977,672
       24,500   SFBC International, Inc.(1)                                              721,035
                                                                                   -------------
                                                                                       1,698,707
                                                                                   -------------
                BUILDING MATERIALS -- 0.9%
       29,900   Merge Technologies, Inc.(1)                                              523,848
       23,450   Sierra Wireless(1)                                                       392,787
                                                                                   -------------
                                                                                         916,635
                                                                                   -------------
                COMMERCIAL SERVICES -- 5.0%
       70,800   Bookham Technology ADR(1)                                                181,956
       15,900   Carreker Corp.(1)                                                        155,025
       21,500   Ciphergen Biosystems, Inc.(1)                                            234,565
       49,050   Digitas, Inc.(1)                                                         426,735

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                COMMERCIAL SERVICES -- (CONTINUED)
       18,100   eFunds Corp.(1)                                                    $     289,781
       21,100   EGL, Inc.(1)                                                             344,141
       41,350   Harris Interactive, Inc.(1)                                              274,977
       33,500   iPayment Holdings, Inc.(1)                                               814,050
       93,500   Navigant Consulting, Inc.(1)                                           1,536,205
       54,550   Opsware, Inc.(1)                                                         453,856
       20,000   Telik, Inc.(1)                                                           406,400
                                                                                   -------------
                                                                                       5,117,691
                                                                                   -------------
                COMMUNICATIONS -- 0.4%
       34,950   Ulticom, Inc.(1)                                                         370,470
                                                                                   -------------
                COMPUTER SOFTWARE & PROCESSING -- 9.3%
       17,800   Altiris, Inc.(1)                                                         611,964
       43,800   Anteon International Corp.(1)                                          1,495,332
       23,550   Ascential Software Corp.(1)                                              522,574
       22,800   Cognizant Technology Solutions Corp.(1)                                1,034,892
       35,500   Concord Communications, Inc.(1)                                          635,805
        8,600   CoStar Group, Inc.(1)                                                    323,790
       41,050   Digital Insight Corp.(1)                                                 861,229
       27,050   Dot Hill Systems Corp.(1)                                                362,740
       30,000   Magma Design Automation, Inc.(1)                                         726,900
       20,266   Openwave Systems, Inc.(1)                                                264,471
       14,350   Radware, Ltd.(1)                                                         332,202
       20,300   SRA International, Inc. - Class A(1)                                     884,268
       62,200   Verint Systems, Inc.(1)                                                1,392,658
                                                                                   -------------
                                                                                       9,448,825
                                                                                   -------------
                COMPUTERS & INFORMATION -- 2.2%
       47,500   Concur Technologies, Inc.(1)                                             544,825
       56,000   Cray, Inc.(1)                                                            729,120
        7,300   Intelli-Check Inc.(1)                                                     53,509
       26,500   Komag, Inc.(1)                                                           499,790
       23,600   Sigma Designs, Inc.(1)                                                   201,544
       33,400   SimpleTech, Inc.(1)                                                      262,190
                                                                                   -------------
                                                                                       2,290,978
                                                                                   -------------
                CONSULTING SERVICES -- 2.9%
       48,300   Charles River Associates, Inc.(1)                                      1,483,776
       29,050   Corporate Executive Board Co.(1)                                       1,481,840
                                                                                   -------------
                                                                                       2,965,616
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                CONSUMER NON - CYCLICAL -- 0.4%
       21,800   Warnaco Group, Inc. (The)(1)                                       $     380,410
                                                                                   -------------
                CONSUMER SERVICES -- 3.9%
       32,700   Corinthian Colleges, Inc.(1)                                           2,024,784
       31,400   Education Management Corp.(1)                                          1,983,852
                                                                                   -------------
                                                                                       4,008,636
                                                                                   -------------
                COSMETICS & PERSONAL CARE -- 0.4%
       19,350   Elizabeth Arden, Inc.(1)                                                 387,000
                                                                                   -------------
                ELECTRICAL EQUIPMENT -- 0.2%
       11,450   C&D Technologies, Inc.                                                   228,198
                                                                                   -------------
                ELECTRONIC TECHNOLOGY -- 1.5%
        3,150   FEI Co.(1)                                                                74,812
       68,100   O2Micro International, Ltd.(1)                                         1,451,211
                                                                                   -------------
                                                                                       1,526,023
                                                                                   -------------
                ELECTRONICS -- 2.5%
       34,100   Artisan Components, Inc.(1)                                              699,391
       29,450   ASE Test, Ltd.(1)                                                        367,241
       33,000   Integrated Silicon Solutions, Inc.(1)                                    465,960
       21,850   Mattson Technology, Inc.(1)                                              310,488
       10,100   Metrologic Instruments, Inc.(1)                                          236,643
       73,100   Oplink Communications, Inc.(1)                                           171,054
       55,800   Superconductor Technologies Inc.(1)                                      284,022
                                                                                   -------------
                                                                                       2,534,799
                                                                                   -------------
                ENERGY -- 0.7%
       45,150   Brigham Exploration Co.(1)                                               302,505
       19,350   Southwestern Energy Co.(1)                                               375,390
                                                                                   -------------
                                                                                         677,895
                                                                                   -------------
                ENTERTAINMENT & LEISURE -- 0.6%
       22,450   Concord Camera Corp.(1)                                                  288,258
       17,500   K2, Inc.(1)                                                              290,325
                                                                                   -------------
                                                                                         578,583
                                                                                   -------------
                ENVIRONMENTAL -- 2.7%
       31,450   SunOpta, Inc.(1)                                                         301,605
      111,050   Tetra Tech, Inc.(1)                                                    2,496,404
                                                                                   -------------
                                                                                       2,798,009
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                FINANCIAL SERVICES -- 1.6%
       10,400   American Home Mortgage Holdings, Inc.                              $     219,440
       12,600   Cash America International, Inc.                                         240,534
       25,800   Factset Research Systems, Inc.                                         1,125,912
                                                                                   -------------
                                                                                       1,585,886
                                                                                   -------------
                HEALTH CARE -- 1.3%
       21,000   Medicis Pharmaceutical Corp. - Class A(1)                              1,330,350
                                                                                   -------------
                HEALTH CARE PROVIDERS -- 2.3%
       50,800   Centene Corp.(1)                                                       1,554,988
       13,200   Odyssey Healthcare, Inc.(1)                                              366,168
       60,050   TLC Vision Corp.(1)                                                      407,739
                                                                                   -------------
                                                                                       2,328,895
                                                                                   -------------
                HEALTH CARE SERVICES -- 6.7%
       59,200   Accredo Health, Inc.(1)                                                1,892,032
       69,900   Amsurg Corp.(1)                                                        2,515,701
       79,119   Pharmaceutical Product Development, Inc.(1)                            2,379,108
                                                                                   -------------
                                                                                       6,786,841
                                                                                   -------------
                HEAVY MACHINERY -- 0.6%
       26,700   EnPro Industries, Inc.(1)                                                269,937
        9,500   Ultratech, Inc.(1)                                                       296,495
                                                                                   -------------
                                                                                         566,432
                                                                                   -------------
                HOUSING & HOME FURNISHINGS -- 1.7%
       54,200   Select Comfort Corp.(1)                                                1,696,460
                                                                                   -------------
                INDUSTRIAL -- 0.4%
       10,350   CV Therapeutics, Inc.(1)                                                 182,471
        9,850   NCO Group, Inc.(1)                                                       234,430
                                                                                   -------------
                                                                                         416,901
                                                                                   -------------
                INSURANCE -- 2.0%
       11,000   Amerigroup Corp.(1)                                                      460,020
        8,800   Direct General Corp.(1)                                                  263,912
       33,150   HealthExtras, Inc.(1)                                                    388,187
       15,450   Molina Healthcare, Inc.(1)                                               431,055
       22,000   Scottish Re Group, Ltd.                                                  479,820
                                                                                   -------------
                                                                                       2,022,994
                                                                                   -------------
                LODGING -- 0.3%
       43,800   La Quinta Corp. - Paired(1)                                              270,246
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                MEDIA -- 0.2%
       36,700   Zomax, Inc.(1)                                                     $     227,173
                                                                                   -------------
                MEDIA/COMMUNICATIONS -- 1.5%
       33,300   Getty Images, Inc.(1)                                                  1,488,510
                                                                                   -------------
                MEDICAL PRODUCTS & SUPPLIES -- 5.8%
       68,900   Align Technology, Inc.(1)                                              1,062,438
       68,688   American Medical System Holdings, Inc.(1)                              1,373,760
       32,200   ICU Medical, Inc.(1)                                                   1,088,038
       19,950   Impax Laboratories, Inc.(1)                                              236,607
       12,900   Martek Biosciences Corp.(1)                                              624,489
        3,300   Mine Safety Appliances Co.                                               186,780
       35,000   Possis Medical, Inc.(1)                                                  569,800
       34,100   SurModics, Inc.(1)                                                       716,441
                                                                                   -------------
                                                                                       5,858,353
                                                                                   -------------
                METALS -- 2.3%
      131,000   Eldorado Gold Corp.(1)                                                   441,470
       22,900   General Cable Corp.(1)                                                   217,321
       62,800   Hecla Mining Co.(1)                                                      370,520
       85,950   Jacuzzi Brands, Inc.(1)                                                  605,948
       32,250   PAN American Silver Corp.(1)                                             339,593
        9,650   Schnitzer Steel Industries, Inc. - Class A                               363,612
                                                                                   -------------
                                                                                       2,338,464
                                                                                   -------------
                MINING -- 0.3%
      126,750   Wheaton River Minerals Ltd.(1)                                           295,328
                                                                                   -------------
                MULTI-LINE INSURANCE -- 0.2%
       15,700   PMA Capital Corp. - Class A                                              206,455
                                                                                   -------------
                OIL & GAS -- 1.6%
       42,850   Energy Partners, Ltd.(1)                                                 514,629
       10,500   Quicksilver Resources, Inc.(1)                                           269,850
       45,300   Ultra Petroleum Corp.(1)                                                 828,990
                                                                                   -------------
                                                                                       1,613,469
                                                                                   -------------
                PHARMACEUTICALS -- 2.4%
       28,850   Atherogenics, Inc.(1)                                                    475,737
       23,850   Cypress Bioscience, Inc.(1)                                              315,297
       46,800   Guilford Pharmaceuticals, Inc.(1)                                        344,916
       20,550   Parexel International Corp.(1)                                           343,596
       46,850   Pharmos Corp.(1)                                                         182,715

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                PHARMACEUTICALS -- (CONTINUED)
       53,400   SuperGen, Inc.(1)                                                  $     551,088
       10,050   United Therapeutics Corp.(1)                                             202,307
                                                                                   -------------
                                                                                       2,415,656
                                                                                   -------------
                REIT -- 0.5%
       21,450   Friedman, Billings, Ramsey Group, Inc.                                   427,284
        4,400   U.S. Restaurant Properties, Inc.                                          70,400
                                                                                   -------------
                                                                                         497,684
                                                                                   -------------
                RESTAURANTS -- 1.6%
       32,800   Panera Bread Co. - Class A(1)                                          1,319,544
       11,950   Red Robin Gourmet Burgers, Inc.(1)                                       352,776
                                                                                   -------------
                                                                                       1,672,320
                                                                                   -------------
                RETAILERS -- 10.8%
       40,200   A.C. Moore Arts & Crafts, Inc.(1)                                        929,826
       31,100   Bombay Co. (The), Inc.(1)                                                409,898
       10,100   Central Garden & Pet Co.(1)                                              279,366
       51,450   Chico's FAS, Inc.(1)                                                   1,931,433
       42,200   drugstore.com, Inc.(1)                                                   281,896
       13,600   Electronics Boutique Holdings Corp.(1)                                   386,920
       13,250   Hibbet Sporting Goods, Inc.(1)                                           361,858
       68,050   Hot Topic, Inc.(1)                                                     1,953,716
       16,350   Kirkland's, Inc.(1)                                                      360,518
       22,500   MarineMax, Inc.(1)                                                       430,200
       56,800   O'Reilly Automotive, Inc.(1)                                           2,458,872
       13,500   Priceline.com, Inc.(1)                                                   378,810
       54,995   Restoration Hardware, Inc.(1)                                            437,760
        8,400   West Marine, Inc.(1)                                                     186,144
       19,900   Wet Seal, Inc. (The) - Class A(1)                                        218,701
                                                                                   -------------
                                                                                      11,005,918
                                                                                   -------------
                SOFTWARE -- 0.3%
       24,100   QAD, Inc.(1)                                                             281,729
                                                                                   -------------
                TECHNOLOGY -- 2.4%
       10,950   Hutchinson Technology, Inc.(1)                                           366,935
       30,900   Integrated Circuit Systems, Inc.(1)                                    1,037,313
        4,000   Packeteer, Inc.(1)                                                        69,920
       40,850   Silicon Storage Technology, Inc.(1)                                      456,703
       57,850   Sonus Networks, Inc.(1)                                                  474,949
                                                                                   -------------
                                                                                       2,405,820
                                                                                   -------------

                       See Notes to Financial Statements.

   SHARES                                                                              VALUE
-------------                                                                      -------------
COMMON STOCKS* -- (CONTINUED)
                TECHNOLOGY SOFTWARE/SERVICES -- 2.9%
       36,400   ANSYS, Inc.(1)                                                     $   1,297,296
       67,850   OPNET Technologies, Inc.(1)                                              952,614
       55,400   Verisity, Ltd.(1)                                                        691,946
                                                                                   -------------
                                                                                       2,941,856
                                                                                   -------------
                TELECOMMUNICATION EQUIPMENT -- 0.9%
       23,600   CellStar Corp.(1)                                                        290,044
       42,150   REMEC, Inc.(1)                                                           464,915
       61,300   Stratex Networks, Inc.(1)                                                196,160
                                                                                   -------------
                                                                                         951,119
                                                                                   -------------
                TELECOMMUNICATIONS -- 0.6%
       24,200   Intrado, Inc.(1)                                                         437,536
      116,900   Tellium, Inc.(1)                                                         189,378
                                                                                   -------------
                                                                                         626,914
                                                                                   -------------
                TELEPHONE SYSTEMS -- 1.0%
      103,150   Covad Communications Group, Inc.(1)                                      451,797
       40,000   Primus Telecommunications Group, Inc.(1)                                 368,800
        6,500   Startek, Inc.                                                            215,865
                                                                                   -------------
                                                                                       1,036,462
                                                                                   -------------
                TEXTILES, CLOTHING & FABRICS -- 0.8%
        8,400   K-Swiss, Inc. - Class A                                                  369,096
        7,050   Oxford Industries, Inc.                                                  482,925
                                                                                   -------------
                                                                                         852,021
                                                                                   -------------
                TRANSPORTATION -- 1.2%
       12,800   Old Dominion Freight Line, Inc.(1)                                       410,496
       18,650   SCS Transportation, Inc.(1)                                              279,937
        6,900   UTI Worldwide, Inc.                                                      239,016
       21,050   Wabtec Corp.                                                             322,065
                                                                                   -------------
                                                                                       1,251,514
                                                                                   -------------
                TRUCKING -- 0.9%
       37,600   Knight Transportation, Inc.(1)                                           946,392
                                                                                   -------------
                TOTAL COMMON STOCKS
                  (Cost $73,982,759)                                                  98,865,794
                                                                                   -------------

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
REPURCHASE AGREEMENT -- 3.0%
$   3,094,116   With Investors Bank & Trust Co., dated 10/31/03, 0.75%,
                  principal and interest in the amount of $3,094,309,
                  due 11/03/03, (collateralized by FNMA ARM #429826 with a
                  par value of $3,189,638, coupon rate of 3.58, due
                  09/01/26, market value of $3,248,948)                            $   3,094,116
                                                                                   -------------
                TOTAL REPURCHASE AGREEMENT
                  (Cost $3,094,116)                                                    3,094,116
                                                                                   -------------
TOTAL INVESTMENTS
  (Cost $77,076,875)(2)                                                    100.3%  $ 101,959,910
LIABILITIES IN EXCESS OF OTHER ASSETS                                       (0.3)       (316,976)
                                                                           -----   -------------
NET ASSETS                                                                 100.0%  $ 101,642,934
                                                                           =====   =============

----------
*    Percentages indicated are based on net assets.
(1)  Non-income producing security.
(2)  Aggregate cost for federal tax purposes was $77,389,420.
Abbreviations:
ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
FNMA -- Federal National Mortgage Association
REIT -- Real Estate Investment Trust

                       See Notes to Financial Statements.

                             THE GLENMEDE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Glenmede Fund, Inc. (the "Fund") consists of nine portfolios: the Government Cash Portfolio, the Tax-Exempt Cash Portfolio, the Core Fixed Income Portfolio, the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Large Cap Value Portfolio, the International Portfolio, the Institutional International Portfolio and the Small Capitalization Growth Portfolio (collectively the "Portfolios"). The Fund was incorporated in the State of Maryland on June 30, 1988 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. Since January 2, 1998 the Small Cap Equity Portfolio has consisted of two classes of shares, the Advisor Shares and the Institutional Shares.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

   VALUATION OF SECURITIES: As permitted under Rule 2a-7 of the 1940 Act, securities held by the Government Cash and Tax-Exempt Cash Portfolios are valued by the "amortized cost" method of valuation, which approximates current value. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

   Equity securities listed on a US securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the last quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities traded on the NASDAQ System are valued at the NASDAQ Official Closing Price ("NOCP"). Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the asked price and is not less than the bid price.

   Bonds and other fixed-income securities are valued at the most recent quoted bid price or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price is used. Bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when the portfolio's investment advisor believes such prices reflect the fair market value of such securities. Debt securities purchased by non-money market portfolios with remaining maturities of 60 days or less are valued at amortized cost. Securities with remaining maturities exceeding 60 days are valued at their current or fair value until the 61st day prior to maturity and are valued at amortized cost, thereafter.

   Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board.

   Other assets and securities for which market quotations are not readily available or when events occur that make established valuation methods unreliable are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   REPURCHASE AGREEMENTS: Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to collect the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolio's investment advisor, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

   FORWARD FOREIGN CURRENCY CONTRACTS: The International and Institutional International Portfolios may enter into forward foreign exchange contracts. Forward foreign exchange contracts are valued at the forward rate and marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Portfolios' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no contracts open at October 31, 2003.

   FOREIGN CURRENCY TRANSLATION: The books and records of each Portfolio are maintained in United States (US) dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

   The Strategic Equity, Small Cap Equity, Large Cap Value, Small Capitalization Growth, International and Institutional International Portfolios may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable US companies and the US government. This is particularly true with respect to emerging markets in developing countries.

   REVERSE REPURCHASE AGREEMENTS: The Government Cash Portfolio and the Core Fixed Income Portfolio may enter into reverse repurchase agreements. Under the terms of a reverse repurchase agreement, the Portfolio sells a security subject to an obligation to repurchase the security from the buyer at a later date and price thereby determining the yield during the buyer's holding period. The use of reverse repurchase agreements involves certain risks in that the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In entering into reverse repurchase agreements, the Portfolio will maintain cash, US Government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements. Under normal circumstances the Government Cash Portfolio and the Core Fixed Income Portfolio will not enter into reverse repurchase agreements if entering into such agreements would cause more than one-third of the value of their respective total assets to be subject to such agreements at the time of entering into such agreements.

   INTEREST-ONLY SECURITIES: The Core Fixed Income Portfolio may invest in interest-only securities, which are the interest portions of "stripped" securities. The holders of interest-only securities receive the interest on the underlying security, but no principal payments.

   COLLATERALIZED MORTGAGE OBLIGATIONS: The Core Fixed Income Portfolio may invest in collateralized mortgage obligations, which are backed by a pool of mortgages or mortgage-backed securities. The bonds that form collateralized mortgage obligations are grouped into classes, which have different coupon rates or maturities. The principal cash flows of the underlying pool of mortgages are channeled sequentially into each class.

   TBA PURCHASE COMMITMENTS: The Core Fixed Income Portfolio may enter into TBA (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets.

   OPTIONS TRANSACTIONS: The Strategic Equity Portfolio may purchase or write option contracts to hedge against changes in the value of securities the portfolio owns or expects to own. A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a covered call option is that a fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

   Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is accrued based on the terms of the security. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, of the Government Cash and Tax-Exempt Cash Portfolios are declared each day the Portfolios are open for business and are paid monthly. Dividends from net investment income, if any, of the Core Fixed Income Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Strategic Equity, Small Cap Equity, Large Cap Value, International, Institutional International and Small Capitalization Growth Portfolios are declared and paid quarterly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Directors in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code, as amended. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

   EXPENSES: Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expenses and the relative size of the funds.

   FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortized premiums, expired net capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends. Net investment income/(loss), net realized capital gains/losses and net assets are not affected. The calculation of net investment income/(loss) per share in the financial highlights tables excludes such adjustments.

   On October 31, 2003, the following portfolios had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

                               EXPIRING    EXPIRING    EXPIRING    EXPIRING
PORTFOLIO                       IN 2003     IN 2004     IN 2005     IN 2006
---------                      --------    --------    --------    --------
Tax-Exempt Cash Portfolio      $  8,905    $ 27,815    $     13    $     --

                                               EXPIRING       EXPIRING       EXPIRING       EXPIRING       EXPIRING
PORTFOLIO                                       IN 2007        IN 2008        IN 2009        IN 2010        IN 2011
---------                                    ------------   ------------   ------------   -------------  -------------
Government Cash Portfolio                    $         --   $         --   $         --   $       4,173  $          --
Tax-Exempt Cash Portfolio                           7,168             --        128,382              --             --
Core Fixed Income Portfolio                            --      2,858,894             --              --             --
Strategic Equity Portfolio                             --             --      2,844,243       5,769,761      1,642,247
Large Cap Value Portfolio                              --             --             --       1,386,999        732,539
International Portfolio                                --             --      3,433,823     122,699,261    108,546,520
Institutional International Portfolio                  --             --     16,974,585      27,919,946     21,668,302
Small Capitalization Growth Portfolio           5,038,496      3,250,830     44,694,610      30,466,316     12,409,957

   At October 31, 2003, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

                                                                                        TOTAL
                                                 UNDISTRIBUTED     UNDISTRIBUTED    DISTRIBUTABLE
PORTFOLIO                                       ORDINARY INCOME   LONG-TERM GAIN       EARNINGS
---------                                       ---------------   --------------    -------------
Core Fixed Income Portfolio                       $    686,471        $   --        $   2,009,562
Strategic Equity Portfolio                              89,262            --            1,256,794
Small Cap Equity Portfolio                                  --            --           63,907,853
Large Cap Value Portfolio                               18,069            --              466,167
International Portfolio                              5,053,355            --          (53,515,443)
Institutional International Portfolio                  377,006            --          (41,664,212)
Small Capitalization Growth Portfolio                       --            --          (71,292,019)

   Total Distributable Earnings are additionally comprised of Net Unrealized Appreciation/(Depreciation) and Capital Loss Carryforwards, which are shown elsewhere in the Notes to Financial Statements.

   For the year ended October 31, 2003, Government Cash and Tax-Exempt Cash Portfolios' components of distributable earnings on a tax basis were equal to the components of distributable earnings on a book basis.

   At October 31, 2003, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Funds, with the following exception:

                                                ORDINARY      LONG-TERM
PORTFOLIO                                        INCOME         GAINS
---------                                       --------     -----------
Small Cap Equity Portfolio                      $     --     $ 6,959,114

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

   Glenmede Advisers, Inc. (the "Advisor") serves as investment advisor to the Strategic Equity, Large Cap Value, International, Government Cash, Tax-Exempt Cash, Core Fixed Income, Small Cap Equity and Small Capitalization Growth Portfolios. The Advisor, a wholly-owned subsidiary of The Glenmede Trust Company, N.A., became the investment adviser to such portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by The Glenmede Trust Company.

   The Advisor is not entitled to a management fee for its investment services provided to the Strategic Equity, Large Cap Value, International, Government Cash, Tax-Exempt Cash or Core Fixed Income Portfolios. The Small Cap Equity and Small Capitalization Growth Portfolios pay the Advisor management fees at the annual rate of 0.55% and 0.25%, respectively, of such Portfolio's average daily net assets.

   Philadelphia International Advisors LP ("PIA") serves as investment advisor to the Institutional International Portfolio. PIA became the investment advisor to the Institutional International Portfolio effective January 1, 2002. From September 1, 2000 through December 31, 2001, investment advisory services were provided by the Advisor. Prior thereto, investment advisory services were provided by The Glenmede Trust Company. The Institutional International Portfolio pays a management fee to PIA at the annual rate of 0.75% of the portfolio's average daily net assets. PIA has agreed to waive its fees to the extent necessary to ensure that the Portfolio's total operating expenses do not exceed 1.00% of the Portfolio's average net assets. No management fees were waived for the fiscal year ended October 31, 2003.

   Effective January 1, 2002, PIA also serves as investment sub-advisor to the International Portfolio. PIA is not entitled to a management fee for services provided to the International Portfolio.

   Winslow Capital Management, Inc. ("Winslow Capital") and Sterling Johnston Capital Management, L.P. ("Sterling Johnston") serve as investment sub-advisors to the Small Capitalization Growth Portfolio. The Small Capitalization Growth Portfolio pays a management fee to each sub-advisor at the annual rate of 0.60% of the portion of the Portfolio's average daily net assets that the sub-advisor manages. Sterling Johnston began serving as investment sub-advisor to the Small Capitalization Growth Portfolio effective August 1, 2003. For the period from November 1, 2002 through June 26, 2003, TCW Investment Management Company ("TCW") served as sub-advisor to the portion of the Small Cap Growth Portfolio currently managed by Sterling Johnston. TCW received a management fee at the annual rate of 0.60% of the portion of the Portfolio's average daily net assets that it managed. On June 26, 2003, the Board of Directors of the Fund approved the termination of Small Capitalization Growth Portfolio's sub-investment advisory agreement with TCW and approved a proposed sub-investment advisory agreement among the Fund, on behalf of Small Capitalization Growth Portfolio, the Advisor and Sterling Johnston. The Advisor directly managed that portion of the Portfolio's assets that had been allocated to TCW for the period from June 26, 2003 through July 31, 2003. The Portfolio's shareholders approved the proposed sub-investment advisory agreement with Sterling Johnson on July 31, 2003.

   For the fiscal year ended October 31, 2003, the Strategic Equity, Large Cap Value, International, Government Cash, Tax-Exempt Cash and Core Fixed Income

Portfolios, and the Institutional Shares of Small Cap Equity Portfolio, each paid The Glenmede Trust Company, N.A., a shareholder servicing fee at the annual rate of 0.05% of such Portfolios' average daily net assets. Effective January 1, 2004, the shareholder servicing fees payable by Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios increased from 0.05% to 0.10% of average daily net assets, and the shareholder servicing fees payable by Strategic Equity and Large Cap Value Portfolios increased from 0.05% to 0.20% of average daily net assets. The Small Capitalization Growth Portfolio and the Advisor Shares of Small Cap Equity Portfolio each pay The Glenmede Trust Company, N.A., a shareholder servicing fee at the annual rate of 0.25% of such portfolio's average daily net assets. Institutional International Portfolio is not subject to the shareholder servicing plan and, accordingly, pays no shareholder fee.

   Investors Bank & Trust Company ("IBT") serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays IBT a fee based on the combined aggregate average daily net assets of the Portfolios. The fee is computed daily and paid monthly.

   Quasar Distributors, LLC serves as distributor of the Portfolios' shares. The distributor receives no fees in connection with distribution services provided to the Fund.

   For the fiscal year ended October 31, 2003, the Fund paid each Board member an annual fee of $11,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. Effective for the first Board meeting held in 2004, the Fund will pay each Board member an annual fee of $14,000, plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings.

   Expenses for the year ended October 31, 2003 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

   During the period from November 1, 2002 through July 31, 2003, the portion of the Small Capitalization Growth Portfolio sub-advised by Winslow Capital paid brokerage commissions of $1,935 ($0.05 per share) to an affiliate of TCW, Societe Securities Corporation.

3. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2003, cost of purchases and proceeds from sales of long-term US Government securities were:

PORTFOLIO                                          PURCHASES          SALES
---------                                       --------------    --------------
Core Fixed Income Portfolio                     $  412,253,536    $  373,372,647

   For the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than US Government securities and short-term securities were:

PORTFOLIO                                          PURCHASES          SALES
---------                                       --------------    --------------
Core Fixed Income Portfolio                     $   14,889,900    $    4,423,360
Strategic Equity Portfolio                          68,052,553        76,976,480
Small Cap Equity Portfolio                         158,807,834       150,201,664
Large Cap Value Portfolio                           20,166,435        16,931,770
International Portfolio                            445,479,205       553,285,633
Institutional International Portfolio              282,209,594       121,390,662
Small Capitalization Growth Portfolio               96,131,137       105,276,100

   On October 31, 2003, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

PORTFOLIO                                        APPRECIATION      DEPRECIATION          NET
---------                                       --------------    --------------    --------------
Core Fixed Income Portfolio                     $    5,995,320    $    1,813,335    $    4,181,985
Strategic Equity Portfolio                          11,423,783                --        11,423,783
Small Cap Equity Portfolio                          63,907,853                --        63,907,853
Large Cap Value Portfolio                            2,827,492           259,856         2,567,636
International Portfolio                            205,351,905        29,385,515       175,966,390
Institutional International Portfolio               46,036,786        21,537,004        24,499,782
Small Capitalization Growth Portfolio               25,820,678         1,250,188        24,570,490

4. COMMON STOCK

   The Fund is authorized to issue and has classified 2,500,000,000 shares of common stock with a $.001 par value. At October 31, 2003, authorized shares were allocated to each Portfolio as follows:

PORTFOLIO                                                      AUTHORIZED SHARES
---------                                                      -----------------
Government Cash Portfolio                                         700,000,000
Tax-Exempt Cash Portfolio                                         740,000,000
Core Fixed Income Portfolio                                       175,000,000
Strategic Equity Portfolio                                        125,000,000
Small Cap Equity Portfolio                                        250,000,000
Large Cap Value Portfolio                                          75,000,000
International Portfolio                                           225,000,000
Institutional International Portfolio                             120,000,000
Small Capitalization Growth Portfolio                              75,000,000

   Since the Government Cash Portfolio and the Tax-Exempt Cash Portfolio have sold shares, issued shares as reinvestments of dividends, and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in the capital shares outstanding were as follows:

                                             YEAR ENDED         YEAR ENDED
                                              10/31/03           10/31/02
                                          ----------------   ----------------
GOVERNMENT CASH PORTFOLIO:
   Sold                                   $  2,662,696,829   $  3,001,692,891
   Issued as reinvestment of dividends              24,527             36,804
   Redeemed                                 (2,745,587,859)    (2,890,200,703)
                                          ----------------   ----------------
   Net increase (decrease)                $    (82,866,503)  $    111,528,992
                                          ================   ================
TAX-EXEMPT CASH PORTFOLIO:
   Sold                                   $  1,766,021,119   $  1,917,175,370
   Issued as reinvestment of dividends                 808              2,279
   Redeemed                                 (1,776,461,436)    (1,851,989,350)
                                          ----------------   ----------------
   Net increase (decrease)                $    (10,439,509)  $     65,188,299
                                          ================   ================

                                                       YEAR ENDED                           YEAR ENDED
                                                        10/31/03                             10/31/02
                                           ----------------------------------   ---------------------------------
                                                SHARES             AMOUNT            SHARES            AMOUNT
                                           ---------------    ---------------   ---------------   ---------------
CORE FIXED INCOME PORTFOLIO:
   Sold                                          2,681,976    $    29,547,657         2,605,082   $    27,862,635
   Issued as reinvestment of dividends              55,761            612,069            63,776           678,412
   Redeemed                                     (2,148,609)       (23,536,842)       (1,956,606)      (20,887,113)
                                           ---------------    ---------------   ---------------   ---------------
   Net increase                                    589,128    $     6,622,884           712,252   $     7,653,934
                                           ===============    ===============   ===============   ===============
STRATEGIC EQUITY PORTFOLIO:
   Sold                                            797,250    $    10,885,964           976,503   $    15,287,048
   Issued as reinvestment of dividends               4,095             56,071             3,030            45,003
   Redeemed                                     (1,561,106)       (21,177,386)       (2,003,495)      (30,796,673)
                                           ---------------    ---------------   ---------------   ---------------
   Net decrease                                   (759,761)   $   (10,235,351)       (1,023,962)  $   (15,464,622)
                                           ===============    ===============   ===============   ===============
SMALL CAP EQUITY PORTFOLIO
   (ADVISOR CLASS):
   Sold                                          1,636,357    $    25,757,958         1,386,882   $    23,796,585
   Issued as reinvestment of dividends             311,827          5,725,948           732,872        10,127,612
   Redeemed                                     (1,186,984)       (18,882,874)       (1,732,268)      (29,565,594)
                                           ---------------    ---------------   ---------------   ---------------
   Net increase                                    761,200    $    12,601,032           387,486   $     4,358,603
                                           ===============    ===============   ===============   ===============
SMALL CAP EQUITY PORTFOLIO
   (INSTITUTIONAL CLASS):
   Sold                                            267,615    $     4,173,320           281,446   $     4,778,678
   Issued as reinvestment of dividends              50,188            908,940           120,911         1,709,708
   Redeemed                                       (227,017)        (3,585,896)         (229,389)       (3,765,306)
                                           ---------------    ---------------   ---------------   ---------------
   Net increase                                     90,786    $     1,496,364           172,968   $     2,723,080
                                           ===============    ===============   ===============   ===============
LARGE CAP VALUE PORTFOLIO:
   Sold                                            607,005    $     4,790,848           546,772   $     4,649,345
   Issued as reinvestment of dividends              28,863            237,690            19,003           157,027
   Redeemed                                       (237,651)        (1,973,516)         (231,841)       (2,042,502)
                                           ---------------    ---------------   ---------------   ---------------
   Net increase                                    398,217    $     3,055,022           333,934   $     2,763,870
                                           ===============    ===============   ===============   ===============
INTERNATIONAL PORTFOLIO:
   Sold                                          8,024,765    $    99,659,962         7,158,447   $    96,498,200
   Issued as reinvestment of dividends             491,864          6,131,332           361,119         4,825,706
   Redeemed                                    (18,660,117)      (227,196,209)      (17,855,206)     (231,768,975)
                                           ---------------    ---------------   ---------------   ---------------
   Net decrease                                (10,143,488)   $  (121,404,915)      (10,335,640)  $  (130,445,069)
                                           ===============    ===============   ===============   ===============
INSTITUTIONAL INTERNATIONAL
   PORTFOLIO:
   Sold                                         33,514,813    $   402,340,893        23,607,534   $   294,519,409
   Issued as reinvestment of dividends             451,871          5,443,362           230,268         2,911,463
   Redeemed                                    (21,783,304)      (253,948,280)      (22,374,398)     (279,978,082)
                                           ---------------    ---------------   ---------------   ---------------
   Net increase                                 12,183,380    $   153,835,975         1,463,404   $    17,452,790
                                           ===============    ===============   ===============   ===============
SMALL CAPITALIZATION GROWTH
   PORTFOLIO:
   Sold                                          1,997,786    $     9,233,159         2,756,122   $    13,337,104
   Redeemed                                     (3,582,566)       (17,155,374)       (3,705,914)      (17,843,211)
                                           ---------------    ---------------   ---------------   ---------------
   Net decrease                                 (1,584,780)   $    (7,922,215)         (949,792)  $    (4,506,107)
                                           ===============    ===============   ===============   ===============

   The following Portfolios have shareholders, each owning beneficially or of record 10% or more of the shares outstanding of a Portfolio as of October 31, 2003 and the total percentage of the shares of a Portfolio held by such shareholders.

                                                        10% OR GREATER SHAREHOLDERS
                                                        ---------------------------
                                                            # OF           % OF
PORTFOLIO                                               SHAREHOLDERS    SHARES HELD
---------                                               ------------    -----------
Core Fixed Income Portfolio                                  1              27%
Small Cap Equity Portfolio (Advisor Class)                   1              39%
Small Cap Equity Portfolio (Institutional Class)             1              13%
International Portfolio                                      1              31%
Institutional International Portfolio                        3              60%
Small Capitalization Growth Portfolio                        1              44%

5. LENDING OF PORTFOLIO SECURITIES

   Each Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Portfolios are collateralized by cash in an amount at least equal to the current market value of the loaned securities. The cash collateral received was invested in overnight repurchase agreements. The Portfolios invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements, other highly-rated, liquid investments, and corporate bonds composed of investments with Prefco, Bank of Scotland, Bank of Nova Scotia, Goldman Sachs Group Inc., Bank of Montreal, Merrill Lynch Premier Institutional Fund, Morgan Stanley Dean Witter & Co., Merrimac Cash Fund-Premier Class, Canadian Imperial Bank of Commerce, Comerica Bank, Jupiter Securitization Corp., Credit Suisse First Boston Corporation, and Credit Agricole Indosuez. Interest rates for these investments range from 0.96864% to 1.15%, and maturity dates range from 11/03/03 to 09/08/04. Although risk is mitigated by the collateral, a Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

   The Portfolios generated additional income by lending their securities to approved brokers. On October 31, 2003, the following Portfolios had outstanding loans of securities to certain approved brokers for which the Portfolios received collateral:

                                                                                          % OF TOTAL
                                               MARKET VALUE OF     MARKET VALUE OF          ASSETS
PORTFOLIO                                     LOANED SECURITIES       COLLATERAL           ON LOAN
---------                                     -----------------    ---------------        ----------
Government Cash Portfolio                       $   4,534,959       $   4,625,000            0.99
Core Fixed Income Portfolio                        37,115,707          37,913,000           15.11
Strategic Equity Portfolio                          6,652,019           6,823,310            6.97
Small Cap Equity Portfolio                         51,198,381          53,226,841           13.80
Large Cap Value Portfolio                           4,106,264           4,259,387           15.72
International Portfolio                            74,022,822          77,428,250            6.51
Institutional International Portfolio              23,778,524          24,935,183            4.67
Small Capitalization Growth Portfolio              19,122,823          20,003,401           15.37

6. NET ASSETS

   On October 31, 2003, net assets consisted of:

                                                      GOVERNMENT         TAX-EXEMPT        CORE FIXED
                                                         CASH               CASH             INCOME
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                    ---------------    --------------    --------------
Par Value                                           $       450,098    $      596,840    $       17,741
Paid in capital in excess of par value                  449,648,185       596,196,787       190,382,235
Undistributed (distributions in
  excess of) net investment income                           73,094              (266)          686,471
Accumulated net realized loss from
  investment transactions                                    (4,173)         (163,378)       (2,911,924)
Net unrealized appreciation on investments                       --                --         4,235,015
                                                    ---------------    --------------    --------------
  Total Net Assets                                  $   450,167,204    $  596,629,983    $  192,409,538
                                                    ===============    ==============    ==============

                                                                            SMALL             LARGE
                                                       STRATEGIC             CAP               CAP
                                                        EQUITY             EQUITY             VALUE
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                    ---------------    --------------    --------------
Par Value                                           $         5,924    $       17,279    $        2,367
Paid in capital in excess of par value                   87,257,824       252,112,083        20,828,168
Undistributed (distributions in
  excess of) net investment income                           89,262                --            21,966
Accumulated net realized loss from
  investment transactions                               (10,423,832)         (597,654)       (2,232,471)
Net unrealized appreciation on investments               11,591,364        64,505,507         2,676,672
                                                    ---------------    --------------    --------------
  Total Net Assets                                  $    88,520,542    $  316,037,215    $   21,296,702
                                                    ===============    ==============    ==============

                                                                                              SMALL
                                                                       INSTITUTIONAL     CAPITALIZATION
                                                     INTERNATIONAL     INTERNATIONAL         GROWTH
                                                       PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                    ---------------    --------------    --------------
Par Value                                           $        74,134    $       36,098    $       18,294
Paid in capital in excess of par value                1,091,043,725       516,008,735       172,916,659
Undistributed (distributions in
  excess of) net investment income                        5,048,403           375,373            (2,150)
Accumulated net realized loss from
  investment transactions                              (239,973,142)      (67,025,462)      (96,172,904)
Net unrealized appreciation on investments              181,271,900        24,975,837        24,883,035
                                                    ---------------    --------------    --------------
  Total Net Assets                                  $ 1,037,465,020    $  474,370,581    $  101,642,934
                                                    ===============    ==============    ==============

7. CALL AND PUT OPTIONS

    At October 31, 2003, there were no Option contracts open or outstanding.

                        REPORT OF INDEPENDENT ACCOUNTANTS

   To the Board of Directors of The Glenmede Fund, Inc. and Shareholders of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Institutional International Portfolio and Small Capitalization Growth Portfolio:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Institutional International Portfolio and Small Capitalization Growth Portfolio (constituting The Glenmede Fund, Inc., hereafter referred to as the "Portfolios") at October 31, 2003, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2003

                             THE GLENMEDE FUND, INC.

                       ADDITIONAL INFORMATION (UNAUDITED)

                   RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

   Shareholders of the Small Capitalization Growth Portfolio were asked to vote on the following proposal at a special meeting of shareholders held on July 31, 2003:

     To approve a sub-investment advisory agreement (the "New Sub-Advisory Agreement") among The Glenmede Fund, Inc., on behalf of the Small Capitalization Growth Portfolio, Glenmede Advisers, Inc. and Sterling Johnston Capital Management L.P.

   The results of the voting for the proposal to approve the New Sub-Advisory Agreement were as follows:

     19,648,942.850 shares or 98.149% of the votes cast in favor, with 1,000 shares or 0.005% of the votes cast against, and 0 shares or 0% of the votes cast abstaining.

   On the basis of the votes cast in person and by proxy at the special meeting of shareholders held on July 31, 2003, it was declared that the New Sub-Advisory Agreement was approved by the shareholders of the Small Capitalization Growth Portfolio.

   The New Sub-Advisory Agreement became effective on August 1, 2003.

                             THE GLENMEDE PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

                                                                    MUNI          NEW JERSEY
                                                                INTERMEDIATE         MUNI
                                                                  PORTFOLIO       PORTFOLIO
                                                               --------------   --------------
ASSETS:
  Investments:
  Investments at value(1)                                      $   19,507,984   $   18,965,562
                                                               --------------   --------------
  Cash                                                                464,060          173,995
  Receivable for securities sold                                           --          155,677
  Receivable for fund shares sold                                      75,000               --
  Interest receivable                                                 279,625          248,188
  Other assets                                                             91              179
                                                               --------------   --------------
    Total assets                                                   20,326,760       19,543,601
                                                               --------------   --------------

LIABILITIES:
  Payable to affiliate for Trustees' fees                                  54               33
  Accrued expenses                                                      7,203            8,244
                                                               --------------   --------------
    Total liabilities                                                   7,257            8,277
                                                               --------------   --------------

NET ASSETS                                                     $   20,319,503   $   19,535,324
                                                               ==============   ==============

SHARES OUTSTANDING                                                  1,900,825        1,820,509
                                                               ==============   ==============

NET ASSET VALUE PER SHARE                                      $        10.69   $        10.73
                                                               ==============   ==============

----------
(1) Investments at cost                                        $   18,596,849   $   17,919,911

                       See Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                    MUNI          NEW JERSEY
                                                                INTERMEDIATE         MUNI
                                                                  PORTFOLIO       PORTFOLIO
                                                               --------------   --------------
Investment income:
  Interest                                                     $      917,177   $      863,258
                                                               --------------   --------------

    Total investment income                                           917,177          863,258
                                                               --------------   --------------
Expenses:
  Administration & custody fee                                         26,092           24,545
  Professional fees                                                     1,124            1,210
  Shareholder report expense                                              266              234
  Shareholder servicing fees                                           10,854           10,067
  Trustees' fees and expenses                                           2,651            2,446
  Registration and filing fees                                          1,815            1,335
  Other expenses                                                        1,085              730
                                                               --------------   --------------
    Total expenses                                                     43,887           40,567
                                                               --------------   --------------

  Net investment income                                               873,290          822,691
                                                               --------------   --------------
Realized and unrealized gain (loss):
  Net realized gain (loss) on:
    Securities transactions                                            91,154           14,550
                                                               --------------   --------------

    Net realized gain (loss)                                           91,154           14,550
                                                               --------------   --------------
  Net change in unrealized gain (loss) of:
    Securities                                                         47,880           43,131
                                                               --------------   --------------

    Net unrealized gain (loss)                                         47,880           43,131
                                                               --------------   --------------

Net realized and unrealized gain (loss)                               139,034           57,681
                                                               --------------   --------------

Net increase (decrease) in net assets
   resulting from operations                                   $    1,012,324   $      880,372
                                                               ==============   ==============

                       See Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                    MUNI          NEW JERSEY
                                                                INTERMEDIATE         MUNI
                                                                  PORTFOLIO       PORTFOLIO
                                                               --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $      873,290   $      822,691
  Net realized gain (loss) on securities transactions                  91,154           14,550
  Net change in unrealized gain (loss) on securities                   47,880           43,131
                                                               --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                                         1,012,324          880,372
Distributions to shareholders from:
  Net investment income                                              (887,095)        (842,075)
Net decrease in net assets from capital shares transactions        (2,505,637)        (539,533)
                                                               --------------   --------------
Net increase (decrease) in net assets                              (2,380,408)        (501,236)
NET ASSETS:
Beginning of year                                                  22,699,911       20,036,560
                                                               --------------   --------------
End of year                                                    $   20,319,503   $   19,535,324
                                                               ==============   ==============
  Undistributed net investment income included in
    net assets at end of year                                  $       64,483   $       87,130

                       FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                    MUNI          NEW JERSEY
                                                                INTERMEDIATE         MUNI
                                                                  PORTFOLIO       PORTFOLIO
                                                               --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $      852,819   $      833,842
  Net realized gain (loss) on securities transactions                 (30,818)         132,145
  Net change in unrealized gain (loss) on securities                  176,970           79,935
                                                               --------------   --------------
Net increase (decrease) in net assets from operations                 998,971        1,045,922
Distributions to shareholders from:
  Net investment income                                              (835,011)        (836,478)
Net increase (decrease) in net assets
  from capital shares transactions                                  4,929,337          673,406
                                                               --------------   --------------
Net increase (decrease) in net assets                               5,093,297          882,850
NET ASSETS:
Beginning of year                                                  17,606,614       19,153,710
                                                               --------------   --------------
End of year                                                    $   22,699,911   $   20,036,560
                                                               ==============   ==============
  Undistributed net investment income included in
    net assets at end of year                                  $       78,288   $       91,964

                       See Notes to Financial Statements.

                             THE GLENMEDE PORTFOLIOS

                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                       MUNI INTERMEDIATE PORTFOLIO
                                        ------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDED OCTOBER 31,
                                        ------------------------------------------------------------------------------------------
                                             2003               2002               2001               2000               1999
                                        --------------     --------------     --------------     --------------     --------------
Net asset value, beginning of year      $        10.64     $        10.55     $        10.20     $        10.14     $        10.56
                                        --------------     --------------     --------------     --------------     --------------
Income from investment operations:
Net investment income                             0.43               0.46               0.50               0.50               0.51
Net realized and unrealized
  gain (loss) on investments                      0.06               0.09               0.34               0.07              (0.42)
                                        --------------     --------------     --------------     --------------     --------------

Total from investment operations                  0.49               0.55               0.84               0.57               0.09
                                        --------------     --------------     --------------     --------------     --------------
Distributions to shareholders from:
Net investment income                            (0.44)             (0.46)             (0.49)             (0.51)             (0.51)
                                        --------------     --------------     --------------     --------------     --------------

Total distributions                              (0.44)             (0.46)             (0.49)             (0.51)             (0.51)
                                        --------------     --------------     --------------     --------------     --------------

Net asset value, end of year            $        10.69     $        10.64     $        10.55     $        10.20     $        10.14
                                        ==============     ==============     ==============     ==============     ==============

Total return                                      4.67%              5.41%              8.39%              5.77%              0.91%
                                        ==============     ==============     ==============     ==============     ==============

Ratios to average net assets/
  Supplemental data:
Net assets, end of year (in 000's)      $       20,320     $       22,700     $       17,607     $       14,624     $       16,526
Ratio of operating expenses to
  average net assets                              0.20%              0.22%              0.27%              0.31%              0.20%
Ratio of net investment income
  to average net assets                           4.03%              4.45%              4.78%              4.89%              4.90%
Portfolio turnover rate                             12%                29%                25%                 6%                 6%

                       See Notes to Financial Statements.

                                                                        NEW JERSEY MUNI PORTFOLIO
                                        ------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDED OCTOBER 31,
                                        ------------------------------------------------------------------------------------------
                                             2003               2002               2001               2000               1999
                                        --------------     --------------     --------------     --------------     --------------
Net asset value, beginning of year      $        10.71     $        10.60     $        10.11     $        10.00     $        10.43
                                        --------------     --------------     --------------     --------------     --------------
Income from investment operations:
Net investment income                             0.44               0.46               0.45               0.44               0.44
Net realized and unrealized
  gain (loss) on investments                      0.03               0.10               0.48               0.12              (0.43)
                                        --------------     --------------     --------------     --------------     --------------

Total from investment operations                  0.47               0.56               0.93               0.56               0.01
                                        --------------     --------------     --------------     --------------     --------------
Distributions to shareholders from:
Net investment income                            (0.45)             (0.45)             (0.44)             (0.45)             (0.44)
                                        --------------     --------------     --------------     --------------     --------------

Total distributions                              (0.45)             (0.45)             (0.44)             (0.45)             (0.44)
                                        --------------     --------------     --------------     --------------     --------------

Net asset value, end of year            $        10.73     $        10.71     $        10.60     $        10.11     $        10.00
                                        ==============     ==============     ==============     ==============     ==============

Total return                                      4.46%              5.40%              9.34%              5.77%              0.08%
                                        ==============     ==============     ==============     ==============     ==============

Ratios to average net assets/
  Supplemental data:
Net assets, end of year (in 000's)      $       19,535     $       20,037     $       19,154     $       17,232     $       17,953
Ratio of operating expenses to
  average net assets                              0.20%              0.27%              0.27%              0.30%              0.24%
Ratio of net investment income
  to average net assets                           4.09%              4.22%              4.33%              4.40%              4.34%
Portfolio turnover rate                              9%                36%                18%                 9%                10%

                       See Notes to Financial Statements.

                             THE GLENMEDE PORTFOLIOS

                           MUNI INTERMEDIATE PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- 96.0%
                PENNSYLVANIA -- 96.0%
$     200,000   Allegheny County, PA, Hospital Development Authority
                  Revenue, University of Pittsburgh, Health Center, Series A,
                  (MBIA Insured),
                  5.30%, 4/1/08                                                    $     221,829
                Allegheny County, PA, Industrial Development Authority Revenue,
                  Carnegie Library of Pittsburgh, (AMBAC Insured):
      205,000     4.25%, 6/1/09                                                          220,383
      215,000     4.25%, 12/1/09                                                         232,022
      300,000   Allegheny County, PA, Port Authority Special Revenue, (MBIA
                  Insured), Prerefunded, 3/1/09 @ 101,
                  5.30%, 3/1/10                                                          342,168
      625,000   Central Dauphin, PA, School District, General Obligation
                  Unlimited, (MBIA Insured),
                  4.00%, 11/15/10                                                        659,875
      325,000   Chester County, PA, General Obligation Unlimited,
                  5.40%, 12/15/06                                                        326,641
      375,000   Dauphin County, PA, General Authority Hospital Revenue,
                  (FGIC Insured),
                  6.125%, 7/1/10                                                         432,757
      125,000   Dauphin County, PA, General Authority Revenue,
                  Mandatory Put 6/1/2012 @ $100 (AMBAC Insured),
                  5.30%, 6/1/26                                                          127,319
       30,000   Dauphin County, PA, Series B, General Obligation Unlimited,
                  (MBIA Insured),
                  5.20%, 3/15/04                                                          30,099
                Delaware River Port Authority, PA and NJ, Delaware River
                  Bridges Revenue, Escrowed to Maturity:
      180,000     6.00%, 1/15/10                                                         204,876
      145,000     6.50%, 1/15/11                                                         167,843
      700,000   Delaware River Port Authority, PA and NJ, Refunding,
                  (FSA Insured), Series B,
                  5.25%, 1/1/09                                                          785,155
      100,000   Delaware River Port Authority, PA and NJ, Refunding, Series A,
                  (FSA Insured),
                  5.25%, 1/1/09                                                          112,063
      300,000   Downington, PA, Area School District, General Obligation
                  Unlimited,
                  5.50%, 2/1/10                                                          341,046
      325,000   Forest Area School District, PA, General Obligation,
                  (FSA Insured), Series B,
                  4.00%, 4/1/08                                                          346,804

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- (CONTINUED)
                PENNSYLVANIA -- (CONTINUED)
$     390,000   Geisinger Authority, PA, Health System, Refunding,
                  5.00%, 8/15/08                                                   $     427,654
      200,000   Harrisburg, PA, Parking Authority Revenue, Refunding,
                  (FSA Insured),
                  5.50%, 5/15/11                                                         227,778
      100,000   Hopewell, PA, Area School District, General Obligation,
                  (FSA Insured),
                  4.90%, 9/1/09                                                          111,564
      300,000   Indiana County, PA, Municipal Services Authority, Sewer
                  Revenue, (AMBAC Insured),
                  4.00%, 10/1/09                                                         312,411
       35,000   Lancaster, PA, Area Sewer Authority, Revenue, Escrowed to
                  Maturity,
                  6.00%, 4/1/12                                                           39,795
      420,000   Lebanon County, PA, Series B, General Obligation Unlimited,
                  Refunding, (FGIC Insured),
                  4.00%, 10/15/09                                                        447,346
      500,000   Lower Merion Township, PA, School District, General
                  Obligation Unlimited, (State Aid Withholding), Prerefunded
                  5/15/08 @ 100,
                  5.125%, 5/15/13                                                        560,225
      350,000   Lycoming County, PA, Authority College Revenue, (MBIA
                  Insured),
                  4.90%, 7/1/09                                                          383,278
      250,000   Norristown, PA, Area School District, General Obligation
                  Unlimited, (FGIC State Aid Withholding),
                  5.50%, 9/1/14                                                          270,998
      315,000   Northampton Bucks, PA, Bucks County Municipal Authority,
                  Sewer Revenue, Escrowed to Maturity,
                  6.20%, 11/1/13                                                         368,374
      425,000   Northampton County, PA, Higher Education Authority
                  Revenue - Lehigh University,
                  5.25%, 11/15/09                                                        482,201
      325,000   Northampton Township, PA, General Obligation Unlimited,
                  (MBIA Insured),
                  4.60%, 11/15/10                                                        343,879
      350,000   Pennsylvania Housing Finance Agency, Refunding, Rental
                  Housing,
                  5.25%, 7/1/04                                                          352,440

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- (CONTINUED)
                PENNSYLVANIA -- (CONTINUED)
$     225,000   Pennsylvania Housing Finance Agency, Residential
                  Develpoment Section 8-A, Revenue,
                  4.00%, 7/1/09                                                    $     236,039
      330,000   Pennsylvania Housing Finance Agency, Single Family Mortgage,
                  Series 38,
                  5.50%, 4/1/05                                                          331,676
    1,000,000   Pennsylvania State Finance Authority Revenue, Refunding,
                  Municipal Capital Improvements Program,
                  6.60%, 11/1/09                                                       1,020,000
      220,000   Pennsylvania State Higher Educational Facilities Authority
                  College & University Revenues, College of Pharmacy,
                  (MBIA Insured),
                  5.25%, 11/1/09                                                         238,326
      250,000   Pennsylvania State Higher Educational Facilities Authority
                  College & University Revenues, University of Pennsylvania,
                  5.60%, 9/1/10                                                          268,255
      370,000   Pennsylvania State Higher Educational Facilities Authority
                  Revenue, Temple University, (MBIA Insured), First Series,
                  4.00%, 7/15/09                                                         393,310
                Pennsylvania State Turnpike Commission Oil Franchise, Tax Revenue,
                  Prerefunded Series A, (AMBAC Insured):
      145,000     5.25%, 12/1/13                                                         160,931
       60,000     5.25%, 12/1/14                                                          66,263
                Pennsylvania State Turnpike Commission Oil Franchise, Tax Revenue,
                  Unrefunded Balance Series A, (AMBAC Insured):
      105,000     5.25%, 12/1/13                                                         115,261
       40,000     5.25%, 12/1/14                                                          43,913
      250,000   Pennsylvania State University, College & University Revenues,
                  Series A, (General Obligation of University),
                  5.00%, 8/15/13                                                         269,315
      275,000   Pennsylvania State, General Obligation Unlimited, Refunding,
                  (AMBAC Insured),
                  5.125%, 9/15/11                                                        302,308
      150,000   Pennsylvania State, Intermediate Unit 1, Educational Facilities
                  Revenue Refunding, (AMBAC Insured),
                  4.00%, 10/15/09                                                        159,834
      150,000   Pennsylvania Township, PA, Westmoreland County, General
                  Obligation Unlimited, (FGIC Insured),
                  4.15%, 10/1/09                                                         155,567
      100,000   Philadelphia, PA, Gas Works Revenue, (FSA Insured),
                  5.50%, 7/1/04                                                          102,362

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- (CONTINUED)
                PENNSYLVANIA -- (CONTINUED)
$     225,000   Philadelphia, PA, Municipal Authority Revenue,
                  Refunding - Lease - Series C, (FGIC Insured),
                  5.00%, 4/1/07                                                    $     246,557
      250,000   Pittsburgh, PA, General Obligation Unlimited, Series B, (FGIC
                  Insured),
                  5.125%, 3/1/09                                                         264,248
                Pittsburgh, PA, Urban Redevelopment Authority Mortgage
                  Revenue, Series D:
      255,000     5.75%, 10/1/07                                                         260,760
      150,000     6.20%, 4/1/11                                                          152,649
      155,000     6.20%, 10/1/11                                                         157,737
       90,000   Pittsburgh, PA, Urban Redevelopment Authority Revenue,
                  4.90%, 8/1/05                                                           92,384
      350,000   Pleasant Hills, PA, Authority Sewer Revenue, Refunding, (FGIC
                  Muni Government Guaranteed),
                  5.00%, 9/1/12                                                          379,498
      500,000   Radnor Township, PA, General Obligation Unlimited,
                  4.00%, 12/15/10                                                        522,460
      235,000   Ringgold, PA, School District, Escrowed to Maturity,
                  6.20%, 1/15/13                                                         274,701
      250,000   Seneca Valley, PA, School District, Series A, General Obligation
                  Unlimited,
                  4.85%, 7/1/11                                                          265,788
      100,000   Shaler, PA, School District, General Obligation Unlimited,
                  Series B, (FSA Insured),
                  4.50%, 9/1/10                                                          106,157
       10,000   Southeastern Pennsylvania Transportation Authority, PA, Lease
                  Revenue,
                  5.75%, 12/1/04                                                          10,036
      400,000   Southeastern Pennsylvania Transportation Authority, PA,
                  Special Revenue,
                  5.45%, 3/1/11                                                          445,368
      475,000   Southern Huntingdon County, PA, School District, General
                  Obligation, (FSA Insured),
                  4.00%, 10/1/09                                                         490,917
      250,000   State Public School Building Authority, PA, School Revenue,
                  Garnet Valley School District Project, (AMBAC Insured),
                  5.25%, 2/1/12                                                          275,550
      500,000   Swarthmore Boro Authority, PA, College Revenue,
                  4.50%, 9/15/10                                                         543,365

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- (CONTINUED)
                PENNSYLVANIA -- (CONTINUED)
$      80,000   Swatara Township Authority, PA, Sewer Revenue, Escrowed to
                  Maturity, (MBIA Insured),
                  6.15%, 5/1/07                                                    $      80,437
      400,000   University of Pittsburgh, PA, Refunded Series B,
                  5.50%, 6/1/09                                                          449,712
      125,000   Wallingford - Swarthmore, PA, School District, Series C,
                  (FSA State Aid Withholding),
                  5.00%, 5/15/09                                                         136,745
      200,000   Wilkes Barre, PA, Area School District, General Obligation
                  Unlimited, (FGIC Insured),
                  5.25%, 4/1/14                                                          215,382
    1,000,000   Wilson, PA, School District, General Obligation Unlimited,
                  5.375%, 5/15/12                                                      1,117,840
      250,000   York, PA, General Authority Guaranteed Revenue, York City
                  Recreation Corp., (AMBAC Insured),
                  5.50%, 5/1/15                                                          277,510
                                                                                   -------------
                                                                                      19,507,984
                                                                                   -------------
                TOTAL MUNICIPAL BONDS
                  (Cost $18,596,849)                                                  19,507,984
                                                                                   -------------
TOTAL INVESTMENTS
  (Cost $18,596,849)(1)                                                     96.0%  $  19,507,984
OTHER ASSETS IN EXCESS OF LIABILITIES                                        4.0         811,519
                                                                           -----   -------------
NET ASSETS                                                                 100.0%  $  20,319,503
                                                                           =====   =============

----------
*    Percentages indicated are based on net assets.
(1)  Aggregate cost for federal tax purposes.
Abbreviations:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance

                       See Notes to Financial Statements.

                            NEW JERSEY MUNI PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- 97.1%
                NEW JERSEY -- 97.1%
$     100,000   Asbury Park, NJ, Board of Education, General Obligation
                  Unlimited, (MBIA Insured),
                  5.55%, 2/1/07                                                    $     111,491
      250,000   Avalon Boro, NJ, General Obligation Unlimited, (FGIC Insured),
                  4.00%, 8/1/09                                                          266,437
      150,000   Bergen County, NJ, Utilities Authority, Water Pollution Control
                  Revenue, (FGIC Insured), Series A,
                  5.125%, 12/15/12                                                       164,056
      200,000   Bergen County, NJ, Utilities Authority, Water Pollution Control
                  Revenue, Refunding, (FGIC Insured),
                  5.125%, 12/15/11                                                       220,028
      255,000   Berlin Township, NJ, General Obligation Unlimited,
                  (MBIA Insured),
                  4.00%, 1/1/09                                                          270,626
      500,000   Burlington County, NJ, General Improvements, General
                  Obligation Unlimited,
                  4.85%, 7/15/06                                                         517,400
      150,000   Cape May County, NJ, General Improvements, General
                  Obligation Unlimited, (AMBAC Insured),
                  5.35%, 8/1/04                                                          154,908
      150,000   Cherry Hill Township, NJ, General Obligation Unlimited,
                  5.125%, 7/15/10                                                        169,236
      100,000   Delaware River & Bay Authority, Public Improvements
                  Revenue, Series A,
                  5.10%, 1/1/08                                                          110,475
      150,000   Delaware River Port Authority, Pennsylvania & New Jersey
                  Revenue, Refunding, (AMBAC Insured), Series B,
                  5.25%, 1/1/09                                                          168,094
                Delaware River Port Authority, Pennsylvania, New Jersey &
                  Delaware River Bridges Revenue, Escrowed to Maturity:
      270,000     5.625%, 1/15/09                                                        297,073
      240,000     6.00%, 1/15/10                                                         273,168
      140,000     6.50%, 1/15/11                                                         162,056
      100,000   Gloucester County, NJ, Improvement Authority, Revenue,
                  County Library Lease Project,
                  5.20%, 12/15/05                                                        101,960
      250,000   Hazlet Township, NJ, School District, General Obligation
                  Unlimited, (FSA School Board Residual Fund Insured),
                  5.00%, 2/1/14                                                          269,335

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- (CONTINUED)
                NEW JERSEY -- (CONTINUED)
$     110,000   High Bridge, NJ, Regional Board of Education, General
                  Obligation Unlimited, Prerefunded, 2/15/05 @ 100, (FSA Insured),
                  5.40%, 2/15/09                                                   $     115,998
      200,000   Hopewell Valley, NJ, Regional School District, General Obligation
                  Unlimited, (FGIC School Board Residual Fund Insured),
                  5.00%, 8/15/12                                                         217,286
      200,000   Hunterdon County, NJ, Central Regional High School District,
                  General Obligation Unlimited Prerefunded, 5/1/05 @ 102,
                  (FSA Insured),
                  5.25%, 5/1/06                                                          215,998
      235,000   Jefferson Township, NJ, General Obligation Unlimited,
                  4.00%, 10/1/08                                                         251,097
      500,000   Jersey City, NJ, General Improvements, General Obligation
                  Unlimited, (FSA Insured), Series B,
                  4.00%, 9/1/09                                                          532,430
      250,000   Jersey City, NJ, School Improvements, General Obligation
                  Unlimited, (MBIA Insured),
                  5.50%, 3/15/06                                                         272,535
      105,000   Manalapan-Englishtown, NJ, Regional Board of Education, General
                  Obligation Unlimited, (School Board Residual Fund Insured),
                  5.00%, 5/1/07                                                          115,537
      235,000   Mantua Township, NJ, School District, General Obligation
                  Unlimited, (MBIA Insured),
                  5.00%, 3/1/13                                                          255,494
      150,000   Mercer County, NJ, Improvement Authority, Revenue Refunding,
                  Government Leasing, (County Guaranteed), Series A,
                  5.40%, 12/1/05                                                         152,010
      100,000   Mercer County, NJ, Improvement Authority, Revenue
                  Refunding, Solid Waste, (County Guaranteed), Series 97,
                  5.20%, 9/15/08                                                         111,755
      145,000   Middlesex County, NJ, Improvement Authority, Revenue,
                  (County Guaranteed),
                  5.45%, 9/15/11                                                         160,873
                Monmouth County, NJ, Improvement Authority, Revenue, (AMBAC
                  Insured):
      250,000     5.00%, 12/1/12                                                         270,940
      375,000     5.20%, 12/1/14                                                         410,246
      250,000   Monmouth County, NJ, Public Improvements, General
                  Obligation Unlimited,
                  5.00%, 8/1/09                                                          273,367

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- (CONTINUED)
                NEW JERSEY -- (CONTINUED)
$     200,000   Montville Township, NJ, General Obligation Unlimited,
                  4.65%, 8/15/11                                                   $     212,838
      225,000   Moorestown Township, NJ, School District, General Obligation
                  Unlimited, (MBIA School Board Residual Fund Insured),
                  5.00%, 2/1/10                                                          245,012
      100,000   Morris County, NJ, General Improvement, General Obligation
                  Unlimited,
                  4.625%, 8/15/08                                                        108,069
      200,000   Morris School District, NJ, General Obligation Unlimited,
                  (School Board Residual Fund Insured),
                  5.625%, 4/1/06                                                         212,568
       80,000   Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue,
                  Prerefunded, 12/1/08 @ 100, (MBIA Insured),
                  5.00%, 12/1/13                                                          90,018
       20,000   Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue,
                  Unrefunded, (MBIA Insured),
                  5.00%, 12/1/13                                                          21,596
      250,000   New Jersey Sports & Exposition Authority State Contract,
                  General Improvements, Series A,
                  5.00%, 3/1/10                                                          277,175
      100,000   New Jersey State Casino Reinvestment Development Authority,
                  Parking Fee Revenue, (FSA Insured), Series A,
                  5.00%, 10/1/04                                                         103,579
      250,000   New Jersey State Economic Development Authority, Burlington
                  Coat Factory Project, Revenue Refunding,
                  5.60%, 9/1/05                                                          262,615
      200,000   New Jersey State Economic Development Authority, Market
                  Transition Facilities Revenue, (MBIA Insured), Senior Lien,
                  Series A,
                  5.70%, 7/1/05                                                          210,186
      125,000   New Jersey State Economic Development Authority, Market
                  Transition Facilities Revenue, Senior Lien, (MBIA Insured),
                  Series A,
                  5.75%, 7/1/06                                                          131,408
      100,000   New Jersey State Economic Development Authority, Parking
                  Facility Improvements, Elizabeth Development Project, (FGIC
                  Insured),
                  5.20%, 10/15/08                                                        112,029
      300,000   New Jersey State Educational Facilities Authority, Revenue,
                  High Education Capital Improvement, Series B,
                  5.00%, 9/1/14                                                          322,866

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- (CONTINUED)
                NEW JERSEY -- (CONTINUED)
                New Jersey State Educational Facilities Authority, Revenue, Higher
                  Education Facilities Trust Fund, (AMBAC Insured), Series A:
$     850,000     5.125%, 9/1/07                                                   $     921,485
      100,000     5.125%, 9/1/08                                                         108,410
      150,000     5.125%, 9/1/09                                                         162,615
      225,000   New Jersey State Educational Facilities Authority, Revenue,
                  Princeton University, Series A,
                  5.50%, 7/1/05                                                          231,707
      400,000   New Jersey State Health Care Facilities Financing Authority,
                  Revenue, Allegany Health Project, (MBIA Insured), Escrowed
                  to Maturity,
                  4.80%, 7/1/05                                                          409,144
      200,000   New Jersey State Health Care Facilities Financing Authority,
                  Revenue, Kennedy Health System Project, (MBIA Insured),
                  Series A,
                  5.00%, 7/1/09                                                          219,328
                New Jersey State Housing & Mortgage Finance Agency,
                  Multi-Family Housing Revenue, (FSA Insured), Series B:
      450,000     5.55%, 11/1/09                                                         482,666
      250,000     5.75%, 11/1/11                                                         272,860
      150,000   New Jersey State Housing & Mortgage Finance Agency,
                  Revenue, Home Buyer, (MBIA Insured), Series P,
                  5.05%, 4/1/07                                                          160,805
      130,000   New Jersey State Transportation Trust Fund Authority, Transit
                  Revenue, Series A,
                  5.00%, 6/15/13                                                         139,487
      165,000   New Jersey State Transportation Trust Fund Authority,
                  Transportation System, (MBIA Insured), Series A,
                  4.75%, 12/15/07                                                        181,150
      300,000   New Jersey State Transportation Trust Fund Authority,
                  Transportation System, Series A, Prerefunded, 6/15/08 @ 100,
                  5.00%, 6/15/12                                                         334,887
      750,000   New Jersey State Transportation Trust Fund Authority,
                  Transportation System, Series B,
                  5.25%, 6/15/12                                                         826,733
      250,000   New Jersey State, Certificates of Participation, Escrowed to
                  Maturity,
                  5.00%, 6/15/11                                                         278,890
      250,000   New Jersey State, General Obligation Unlimited, Refunding,
                  Series F,
                  5.00%, 8/1/07                                                          276,320

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- (CONTINUED)
                NEW JERSEY -- (CONTINUED)
$     200,000   New Jersey State, Wastewater Treatment Trust Revenue, Series A,
                  5.25%, 9/1/13                                                    $     217,078
                Ocean County, NJ, General Obligation Unlimited:
      250,000     4.875%, 12/15/09                                                       274,885
      500,000     4.50%, 8/1/10                                                          543,650
      100,000   Ocean County, NJ, General Obligation Unlimited, General
                  Improvements, Prerefunded 7/1/04 @ 102,
                  5.65%, 7/1/06                                                          105,060
      300,000   Ocean County, NJ, Utilities Authority, Wastewater Revenue,
                  5.00%, 1/1/12                                                          325,935
       85,000   Ocean County, NJ, Utilities Authority, Wastewater Revenue,
                  Refunding,
                  5.00%, 1/1/05                                                           88,669
      325,000   Ocean County, NJ, Utilities Authority, Wastewater Revenue,
                  Refunding, (Government of Authority Insured),
                  5.125%, 1/1/11                                                         355,404
      100,000   Passaic County, NJ, General Obligation Unlimited, (FGIC
                  Insured),
                  5.125%, 9/1/08                                                         104,199
      130,000   Perth Amboy, NJ, Board of Education, General Obligation
                  Unlimited, (MBIA Insured), Prerefunded 3/1/04 @ 102,
                  6.20%, 8/1/06                                                          137,612
      250,000   Red Bank, NJ, Board of Education, General Obligation
                  Unlimited, (School Board Residual Fund Insured),
                  5.15%, 5/1/12                                                          274,130
      500,000   Ridgewood, NJ, Board of Education, General Obligation
                  Unlimited,
                  5.20%, 10/1/08                                                         563,070
      400,000   South Jersey Transportation Authority, NJ, Transportation
                  System, Revenue, (FSA Insured),
                  4.00%, 11/1/09                                                         426,480
      250,000   Southern Regional High School District, NJ, General Obligation
                  Unlimited, (MBIA Insured),
                  5.40%, 9/1/04                                                          259,180
      160,000   Sparta Township, NJ, School District, General Obligation
                  Unlimited, (MBIA Insured),
                  5.75%, 9/1/04                                                          166,302
      150,000   Warren Township, NJ, School District, General Obligation
                  Unlimited, (School Board Residual Fund Insured),
                  5.35%, 3/15/10                                                         169,374

                       See Notes to Financial Statements.

    FACE
   AMOUNT                                                                              VALUE
-------------                                                                      -------------
MUNICIPAL BONDS* -- (CONTINUED)
                NEW JERSEY -- (CONTINUED)
$     500,000   West Deptford Township, NJ, General Obligation Unlimited,
                  (AMBAC Insured),
                  5.20%, 3/1/11                                                    $     548,510
      100,000   West Orange, NJ, General Obligation Unlimited,
                  5.10%, 1/1/05                                                          104,432
      350,000   Western Monmouth, NJ, Utilities Authority, Revenue, (AMBAC
                  Insured), Series A,
                  5.25%, 2/1/09                                                          373,237
                                                                                   -------------
                  TOTAL MUNICIPAL BONDS
                    (Cost $17,919,911)                                                18,965,562
                                                                                   -------------
TOTAL INVESTMENTS
  (Cost $17,919,911)(1)                                                     97.1%  $  18,965,562
OTHER ASSETS IN EXCESS OF LIABILITIES                                        2.9         569,762
                                                                           -----   -------------
NET ASSETS                                                                 100.0%  $  19,535,324
                                                                           =====   =============

----------
*   Percentages indicated are based on net assets.
(1) Aggregate cost for federal tax purposes was $17,920,472.
Abbreviations:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance

                       See Notes to Financial Statements.

                             THE GLENMEDE PORTFOLIOS

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   The Glenmede Portfolios (the "Fund") is an investment company that was organized as a Massachusetts business trust on March 3, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of October 31, 2003, the Fund offered shares of two Sub-Trusts, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio (collectively, the "Portfolios").

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

   VALUATION OF SECURITIES: Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. Municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations; securities for which market quotations are not readily available or when events occur that make established valuation methods unreliable are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

   Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is accrued based on the terms of the security. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are declared and paid monthly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid a nondeductible excise tax under Section 498 of the Internal Revenue Code, as amended. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

   FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no Federal income tax provision is required. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortized premiums, expired net capital loss carryforwards, discounts and net operating losses. Net investment income/(loss), net realized capital gains/(losses) and net assets are not affected. The calculation of net investment income/(loss) per share in the financial highlights tables excludes such adjustments.

   On October 31, 2003, the tax year end of the Fund, the following Portfolio had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

                                               EXPIRING       EXPIRING       EXPIRING       EXPIRING       EXPIRING
PORTFOLIO                                       IN 2003        IN 2004        IN 2005        IN 2008        IN 2010
---------                                    ------------   ------------   ------------   ------------   ------------
Muni Intermediate Portfolio                  $    458,282   $      2,107   $     42,723   $     39,944   $     30,818

   At October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                 UNDISTRIBUTED                          TOTAL
                                                   TAX-FREE        UNDISTRIBUTED    DISTRIBUTABLE
PORTFOLIO                                       ORDINARY INCOME   LONG-TERM GAIN       EARNINGS
---------                                       ---------------   --------------    -------------
Muni Intermediate Portfolio                       $     64,483        $   --        $     310,590
New Jersey Muni Portfolio                               87,130            --            1,045,090

   Total Distributable Earnings are additionally comprised of Net Unrealized Appreciation/(Depreciation) and Capital Loss Carryforwards, which are shown elsewhere in the Notes to Financial Statements.

   At October 31, 2003, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolios, with the following exception:

                                                 TAX-FREE
PORTFOLIO                                     ORDINARY INCOME   LONG-TERM GAINS
---------                                     ---------------   ---------------
New Jersey Muni Portfolio                       $   827,525       $    14,550

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

   Glenmede Advisers, Inc. (the "Advisor") serves as investment advisor to the Muni Intermediate and New Jersey Muni Portfolios. The Advisor, a wholly-owned subsidiary of The Glenmede Trust Company, N.A. became the investment adviser to such portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by The Glenmede Trust Company.

   The Advisor is not entitled to a management fee for its investment services provided to the Muni Intermediate and New Jersey Muni Portfolios.

   For the fiscal year ended October 31, 2003, The Muni Intermediate and New Jersey Muni Portfolios each paid The Glenmede Trust Company, N.A., shareholder servicing fees at the annual rate of 0.05% of such Portfolios' average daily net assets. Effective January 1, 2004, the shareholder servicing fees payable by the Muni Intermediate and New Jersey Muni Portfolios were increased from 0.05% to 0.15% of average daily net assets.

   Investors Bank & Trust Company ("IBT") serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays IBT a fee based on the combined aggregate average daily net assets of the Portfolios. The fee is computed daily and paid monthly.

   Quasar Distributors, LLC serves as distributor of the Portfolios' shares. The distributor receives no fees in connection with distribution services provided to the Fund.

   The Fund pays each Board member an annual fee of $1,000 and out-of-pocket expenses incurred in attending Board meetings.

   Expenses for the year ended October 31, 2003 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

3. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than US Government securities and short-term securities were:

PORTFOLIO                                          PURCHASES           SALES
---------                                       --------------    --------------
Muni Intermediate Portfolio                     $    2,592,030    $    5,244,625
New Jersey Muni Portfolio                            1,795,137         2,204,094

   On October 31, 2003, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

PORTFOLIO                                        APPRECIATION      DEPRECIATION           NET
---------                                       --------------    --------------    --------------
Muni Intermediate Portfolio                     $      911,135    $           --    $      911,135
New Jersey Muni Portfolio                            1,045,090                --         1,045,090

4. SHARES OF BENEFICIAL INTEREST

   The Fund may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:

                                                       YEAR ENDED                           YEAR ENDED
                                                        10/31/03                             10/31/02
                                           ----------------------------------   ---------------------------------
                                                SHARES             AMOUNT            SHARES            AMOUNT
                                           ---------------    ---------------   ---------------   ---------------
MUNI INTERMEDIATE PORTFOLIO:
  Sold                                             407,515    $     4,363,700           879,476   $     9,280,710
  Redeemed                                        (640,386)        (6,869,337)         (414,323)       (4,351,373)
                                           ---------------    ---------------   ---------------   ---------------
  Net increase (decrease)                         (232,871)   $    (2,505,637)          465,153   $     4,929,337
                                           ===============    ===============   ===============   ===============
NEW JERSEY MUNI PORTFOLIO:
  Sold                                             218,492    $     2,344,800           610,736   $     6,436,740
  Redeemed                                        (269,186)        (2,884,333)         (546,650)       (5,763,334)
                                           ---------------    ---------------   ---------------   ---------------
  Net increase (decrease)                          (50,694)   $      (539,533)           64,086   $       673,406
                                           ===============    ===============   ===============   ===============

5. CONCENTRATION OF CREDIT

   The Muni Intermediate Portfolio and New Jersey Muni Portfolio primarily invest in debt obligations issued by the Commonwealth of Pennsylvania and the State of New Jersey, respectively, and their political subdivisions, agencies and public authorities to obtain funds for various purposes. Each Portfolio is more susceptible to factors adversely affecting issuers of the respective region that the Portfolio invests in than is a municipal bond fund that is not concentrated in these issuers to the same extent.

6. NET ASSETS

   On October 31, 2003, net assets consisted of:

                                                                    MUNI          NEW JERSEY
                                                                INTERMEDIATE         MUNI
                                                                  PORTFOLIO       PORTFOLIO
                                                               --------------   --------------
Par Value                                                      $        1,901   $        1,821
Paid in capital in excess of par value                             19,457,576       18,401,283
Undistributed net investment income                                    64,483           87,130
Accumulated net realized loss from
  investment transactions                                            (115,592)            (561)
Net unrealized appreciation on investments                            911,135        1,045,651
                                                               --------------   --------------
  Total Net Assets                                             $   20,319,503   $   19,535,324
                                                               ==============   ==============

                        REPORT OF INDEPENDENT ACCOUNTANTS

   To the Board of Trustees of The Glenmede Portfolios and Shareholders of Muni Intermediate Portfolio and New Jersey Muni Portfolio:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Muni Intermediate Portfolio and New Jersey Muni Portfolio (constituting The Glenmede Portfolios, hereafter referred to as the "Portfolios") at October 31, 2003, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2003

                                THE GLENMEDE FUND

                           TAX INFORMATION (UNAUDITED)
                       FOR THE YEAR ENDED OCTOBER 31, 2003

   The amount of long-term capital gains paid for the fiscal year ended October 31, 2003 was as follows:

       Small Cap Equity Portfolio                         $    6,959,114

   Of the ordinary distributions made during the fiscal year ended October 31, 2003, the following percentages have been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

       Government Cash Portfolio                                   58.01%
       Core Fixed Income Cash Portfolio                            61.16%

   Of the ordinary distributions made during the fiscal year ended October 31, 2003, the following percentages are tax exempt for regular Federal income tax purposes.

       Tax-Exempt Cash Portfolio                                     100%

   Of the ordinary distributions made during the fiscal year ended October 31, 2003, the following percentages qualify for the dividends received deduction available to corporate shareholders:

       Strategic Equity Portfolio                                 100.00%
       Large Cap Value Portfolio                                  100.00%

   The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

   Foreign Taxes Paid or Withheld

                                                   TOTAL       PER SHARE
                                                ------------   ---------
       International Portfolio                  $  3,693,797   $    0.05
       Institutional International Portfolio    $  1,131,633   $    0.03

   The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

   Of the dividends paid by the Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2003, 100% is tax-exempt for regular Federal income taxes and Pennsylvania taxes.

   Of the dividends paid by the New Jersey Muni Portfolio from net investment income for the fiscal year ended October 31, 2003, 100% is tax-exempt for regular Federal income taxes and New Jersey taxes.

   The amount of long-term capital gains paid for the fiscal year ended October 31, 2003 was as follows:

       New Jersey Muni Portfolio                              $   14,550

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS

                 OFFICERS & DIRECTORS/TRUSTEES TABLE (UNAUDITED)

   Information pertaining to the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the "Funds") and their respective officers is set forth below. Unless otherwise indicated below, the address of each Board member and officer is 200 Clarendon Street, Boston, Massachusetts 02116. The Statement of Additional Information includes additional information about the Directors and Trustees and is available without charge, upon request, by calling 1-800-442-8299.

INDEPENDENT DIRECTORS/TRUSTEES(1)

                                                                                                                  NUMBER OF
                                                                                                                 PORTFOLIOS
                                                                                                                   IN FUND
                                                                                         PRINCIPAL                 COMPLEX
                                                                                   OCCUPATIONS(S) DURING          OVERSEEN
                                                                                    PAST 5 YEARS; OTHER              BY
                                 POSITIONS HELD         TERM OF OFFICE* AND        DIRECTORSHIPS HELD BY          DIRECTOR/
NAME, ADDRESS AND AGE            WITH THE FUNDS        LENGTH OF TIME SERVED         DIRECTOR/TRUSTEE              TRUSTEE
---------------------         ---------------------   ----------------------   ------------------------------   -------------
H. FRANKLIN ALLEN, D. PHIL.   Director of the         Director of the          Nippon Life Professor of              11
                              Glenmede Fund.          Glenmede Fund since      Finance and Professor of
Age: 47                                               March 1991.              Economics from 1990-1996; Vice
                              Trustee of the                                   Dean and Director of Wharton
                              Glenmede Portfolios.    Trustee of the           Doctoral Programs from
                                                      Glenmede Portfolios      1990-1993. Employed by The
                                                      since May 1992.          University of Pennsylvania
                                                                               since 1980.

WILLARD S. BOOTHBY, JR.       Director of the         Director of the          Until 2003, Director, Penn            11
                              Glenmede Fund.          Glenmede Fund since      Engineering & Manufacturing
Age: 82                                               October 1988.            Corp.; Former Director of
                              Trustee of the                                   Georgia-Pacific Corp.; Former
                              Glenmede Portfolios.    Trustee of the           Chairman and Chief Executive
                                                      Glenmede Portfolios      Officer Blyth Eastman Dillon &
                                                      since May 1992.          Co., Inc.; Former Managing
                                                                               Director of Paine Webber,
                                                                               Inc.; Former Chairman of U.S.
                                                                               Securities Industry
                                                                               Association.

FRANCIS J. PALAMARA           Director of the         Director of the          Trustee of Gintel Fund (1             11
                              Glenmede Fund.          Glenmede Fund since      Portfolio overseen); Former
Age: 78                                               October 1988.            Director of XTRA Corporation;
                              Trustee of the                                   Former Director and Executive
                              Glenmede Portfolios.    Trustee of the           Vice President-Finance of
                                                      Glenmede Portfolios      ARAMARK, Inc.; Former
                                                      since May 1992.          Chief Operating Officer of
                                                                               the New York Stock Exchange.


----------
(1) Independent Directors/Trustees are those Directors/Trustees who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
* Each Director holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected, at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the Board of Directors or shareholders. Each Trustee holds office until the earliest of (i) the termination of the Glenmede Portfolios, or (ii) the date he or she dies, resigns or retires, or is removed by the Board of Trustees or shareholders.

INTERESTED DIRECTORS/TRUSTEES(2)

                                                                                                                  NUMBER OF
                                                                                                                 PORTFOLIOS
                                                                                                                   IN FUND
                                                                                         PRINCIPAL                 COMPLEX
                                                                                   OCCUPATIONS(S) DURING          OVERSEEN
                                                                                    PAST 5 YEARS; OTHER              BY
                                 POSITIONS HELD         TERM OF OFFICE* AND        DIRECTORSHIPS HELD BY          DIRECTOR/
NAME, ADDRESS AND AGE            WITH THE FUNDS        LENGTH OF TIME SERVED         DIRECTOR/TRUSTEE              TRUSTEE
---------------------         ---------------------   ----------------------   ------------------------------   -------------
JOHN W. CHURCH, JR.(3)        Chairman and            Chairman and Director    Director of Girard Partners           11
                              Director of the         of the Glenmede Fund     LTD; Retired, Executive Vice
Age: 71                       Glenmede Fund.          since October 1988.      President and Chief Investment
                                                                               Officer of The Glenmede Trust
                              Chairman and            Chairman and  Trustee    Company from 1979-1997.
                              Trustee of the          of the Glenmede
                              Glenmede Portfolios.    Portfolios since
                                                      May 1992.

G. THOMPSON PEW, JR.(4)       Director of the         Director of the          Director of The Glenmede Trust        11
                              Glenmede Fund.          Glenmede Fund since      Company, N.A.; Former Director
Age: 61                                               October 1988.            of Brown& Glenmede Holdings,
                                                                               Inc.; Former Co-Director,
                              Trustee of the          Trustee of the           Principal and Officer of
                              Glenmede Portfolios.    Glenmede Portfolios      Philadelphia Investment
                                                      since May 1992.          Banking Co.; Former Director
                                                                               and Officer of Valley Forge
                                                                               Administrative Services
                                                                               Company.

-------------
(2) Interested Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.
(3) Mr. Church is deemed to be an "interested" Director/Trustee of the Funds because of his affiliation with a registered broker-dealer and his stock ownership in The Glenmede Corporation of which Glenmede Advisors, Inc., the Funds' investment adviser (the "Advisor") is a subsidiary.
(4) Mr. Pew is deemed to be an "interested" Director/Trustee of the Funds because of his affiliation with Glenmede Trust Company, N.A., the parent of the Advisor and his stock ownership in the Glenmede Corporation, of which the Advisor is a subsidiary.

OFFICERS


                                                                                                        PRINCIPAL
                                                                                                  OCCUPATIONS(S) DURING
                                 POSITIONS HELD WITH            TERM OF OFFICE** AND                PAST 5 YEARS; AND
NAME, ADDRESS AND AGE                THE FUNDS                  LENGTH OF TIME SERVED              DIRECTORSHIPS HELD
---------------------           ---------------------          -----------------------       ------------------------------
MARY ANN B. WIRTS               President and Treasurer        President of the Funds       First Vice President and
One Liberty Place               of the Funds.                  since December 1997.         Co-Managing Director of
1650 Market Street,                                                                         Investment Products Management
Suite 1200                                                     Treasurer of the Funds       of The Glenmede Trust Company,
Philadelphia, PA 19103                                         since December 2002.         N.A. Employed by The Glenmede
                                                                                            Trust Company, N.A. since
Age: 52                                                                                     1982.

KIMBERLY C. OSBORNE             Executive Vice President       Executive Vice               Vice President of The Glenmede
One Liberty Place               of the Funds.                  President of the Funds       Trust Company, N.A. Employed
1650 Market Street,                                            since December 1997.         by The Glenmede Trust Company,
Suite 1200                                                                                  N.A. since 1993.
Philadelphia, PA 19103

Age: 37

MICHAEL P. MALLOY               Secretary of the Funds.        Secretary of the Funds       Partner in the law firm of
One Logan Square                                               since January 1995.          Drinker Biddle& Reath LLP.
18th and Cherry Streets
Philadelphia, PA 19103

Age: 44

JEFFREY J. GABOURY              Assistant Treasurer            Assistant Treasurer of       Director, Investors Bank &
                                of the Funds.                  the Funds since              Trust Company since 1996.
Age: 35                                                        October 2001.

JILL GROSSBERG                  Assistant Secretary            Assistant Secretary of       Director and Counsel,
                                of the Funds.                  the Funds since              Investors Bank& Trust Company
                                                               October 2001.                since 2000; Associate Counsel,
Age: 57                                                                                     Putnam Investments, Inc.
                                                                                            (1995-2000).

-------------
** Each officer is elected by the respective Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

               THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS

INVESTMENT ADVISOR
   Glenmede Advisers, Inc.
   One Liberty Place
   1650 Market Street, Suite 1200
   Philadelphia, Pennsylvania 19103

ADMINISTRATOR
   Investors Bank & Trust Company
   200 Clarendon Street
   Boston, Massachusetts 02116

CUSTODIAN
   Investors Bank & Trust Company
   200 Clarendon Street
   Boston, Massachusetts 02116

LEGAL COUNSEL
   Drinker Biddle & Reath LLP
   One Logan Square
   18th & Cherry Streets
   Philadelphia, Pennsylvania 19103-6996

DISTRIBUTOR
   Quasar Distributors, LLC.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   125 High Street
   Boston, Massachusetts 02110

INVESTMENT SUB-ADVISORS
   (for Small Capitalization Growth Portfolio)
   Sterling Johnston Capital Management
   50 California Street, Suite 3325
   SanFrancisco, California 94111

   Winslow Capital Management, Inc.
   4720 IDS Tower
   80 South Eighth Street
   Minneapolis, Minnesota 55402

INVESTMENT ADVISOR
   (for Institutional International Portfolio)

INVESTMENT SUB-ADVISOR
   (for International Portfolio)
   Philadelphia International Advisors LP
   One Liberty Place
   1650 Market Street, Suite 1200
   Philadelphia, Pennsylvania 19103

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Fund's investment policies and expenses as well as other pertinent information.

ITEM 2. CODE OF ETHICS.

     As of October 31, 2003, the Registrant has adopted a code of ethics that applies to the Registrant's President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the year ended October 31, 2003, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with the Form N-CSR under
     Item 10(a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Francis J. Palamara, who is "independent" as defined in
     Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEMS 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on her evaluation of Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect internal controls subsequent to the Evaluation Date, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

     (a)(1) Code of Ethics Described in Item 2 is attached hereto as Exhibit 99.CODEETH.

     (a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) is attached hereto as
     Exhibit 99.CERT.

     (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     THE GLENMEDE FUND, INC.
             -------------------------------------------------------------------

By (Signature and Title)       /s/ Mary Ann B. Wirts
                         -------------------------------------------------------
                                Mary Ann B. Wirts
                                President and Treasurer
                                (Principal Executive Officer and Principal
                                Financial Officer)

Date      January 5, 2004
     ------------------------------------


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.


By (Signature and Title)       /s/ Mary Ann B. Wirts
                         -------------------------------------------------------
                                Mary Ann B. Wirts
                                President and Treasurer
                                (Principal Executive Officer and Principal
                                Financial Officer)
Date      January 5, 2004
     ------------------------------------